As filed with the Securities and Exchange Commission on March 23, 2007
Registration No. 333-138051

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
(Check Appropriate box or boxes)

☐	Registration Statement under the Securities Act of 1933
☑	Pre-Effective Amendment No. 8
☐	Post-Effective Amendment No.
and/or
☐	Registration Statement under the Investment Company Act of 1940
☐	Amendment No.

GSC Investment Corp.
(Exact name of Registrant as specified in its charter)

12 East 49th Street, Suite 3200
New York, New York 10017
(Address of Principal Executive Offices)
(212) 884-6200
(Registrant’s Telephone Number, Including Area Code)

Thomas V. Inglesby
GSC Investment Corp.
12 East 49th Street, Suite 3200
New York, New York 10017
(Name and Address of Agent for Service)

Copies to:

Winthrop B. Conrad, Jr.	Jay L. Bernstein, Esq.
Danforth Townley	Richard I. Horowitz, Esq.
Davis Polk & Wardwell	Clifford Chance US LLP
450 Lexington Avenue	31 West 52nd Street
New York, New York 10017	New York, New York 10019
(212) 450-4890	(212) 878-8000
(212) 450-3890 (fax)	(212) 878-8375 (fax)

Approximate Date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend reinvestment plans, please check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  When declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐  This amendment designates a new effective date for a previously filed registration statement.

☐  This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of           the earlier effective registration statement for the same offering is          .

		Amount of
Title of Each Class of	Proposed Maximum	Registration
Securities to be Registered	Aggregate Offering Price(1)	Fee(2)
Common Stock, $0.0001 par value per share	$125,062,500	$11,636.25

(1)	Includes the underwriters’ over-allotment option.

(2)	The registration fee, which has been previously paid, was calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum aggregate offering price.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 23, 2007
PROSPECTUS
7,250,000 Shares

Common Stock
$15.00 per share

GSC Investment Corp. (the “Company”) is a newly-organized Maryland corporation that will operate as a non-diversified closed-end management investment company. We have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and we will elect to be taxable as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Prior to the issuance of common stock in this offering, our predecessor entity, GSC Investment LLC, a Maryland limited liability company, merged with and into the Company in accordance with the limited liability company agreement of GSC Investment LLC and Maryland law. Our investment objectives are to generate both current income and capital appreciation through debt and, to a lesser extent, equity investments, by primarily investing in private middle market companies, as described in “Prospectus Summary — Portfolio summary.” We will use the proceeds of this offering to acquire a portfolio of approximately $98 million of debt investments that consist of first lien and second lien loans, senior secured bonds and unsecured bonds. We anticipate that substantially all of the investments held in the portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency but we believe that if such investments were rated, they would be below investment grade. Debt securities rated below investment grade are commonly referred to as “junk bonds.”

We are externally managed and advised by our investment adviser, GSCP (NJ), L.P., which together with certain affiliates, manages investment funds with approximately $22.2 billion of assets under management as of December 31, 2006. GSCP (NJ), L.P., together with certain affiliates, does business as GSC Group. Our investment adviser and the members of its investment committee have no experience managing a BDC.

Our common stock has no history of public trading. Common stock of closed-end investment companies, including BDCs, frequently trades at a discount to net asset value. If our common stock trades at a discount, it may increase the risk of loss for purchasers in this offering. We currently expect the initial public offering price to be $15.00 per share. Our common stock has been authorized for listing on the New York Stock Exchange under the symbol “GNV”. GSC Group and its affiliates, prior to our election to be treated as a BDC, received common shares of GSC Investment LLC in exchange for contributing to us their interests in GSC Partners CDO Fund III, Limited (“CDO Fund III”), including an interest representing approximately 6.24% of the equity in CDO Fund III (the “Contributed Interests”). These common shares were converted into shares of our common stock following our reorganization as a Maryland corporation. Based on the value of the interests of CDO Fund III at March 21, 2007, the contributions by GSC Group and its affiliates were valued at $15,619,761. Assuming gross proceeds of $108,750,000 and a public offering price of $15.00 per share, GSC Group and its affiliates will hold approximately 12.6% of our common stock outstanding upon completion of this offering (assuming the underwriters do not exercise their over-allotment option).

As set forth herein under “Dilution,” the estimated sales load and other expenses of the offering payable by us will result in an immediate decrease in our net asset value per share of $0.89 and a dilution in net asset value per share of $0.98 to new investors who purchase shares in this offering. Investors should note that the net asset value of the Contributed Interests is based on their estimated fair market value as of March 21, 2007, subject to the approval of our board of directors. These fair market value estimates have not been audited by our independent auditors. As set forth in the audited financial statements contained herein, we have a negative net asset value.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 20.

	Per Share	Total(1)

Public Offering Price	$15.00	$108,750,000
Sales Load (underwriting discount and commissions)	$0.975	$7,068,750	(1)
Proceeds to the Company (before expenses)(2)	$14.025	$101,681,250	(1)

(1)	We have granted the underwriters an option to purchase up to 1,087,500 additional shares of our common stock at the public offering price less the Sales Load, to cover over-allotments. If such option is exercised in full, the total price to the public, sales load, estimated offering expenses and proceeds to the Company will be $125,062,500, $8,129,063, $1,000,000 and $115,933,438, respectively. See “Underwriting.” We will receive the full public offering price for the purchase of the Company’s common stock by the affiliates of GSC Group as no sales load will be payable with respect to these sales. See “Dilution.”

(2)	We estimate that we will incur approximately $1,000,000 in expenses in connection with this offering. Purchasers of common stock in this offering will bear $0.138 per share in expenses in connection with this offering. The net proceeds of the Company will be $13.887, on a per share basis and $100,681,250, on a total amount basis.

This prospectus contains important information about us that you should know before investing in our common stock. Please read it before making an investment decision and keep it for future reference. After completion of this offering, we will be required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by writing to GSC Group, Investor Services, 300 Campus Drive, Suite 110, Florham Park, New Jersey 07932 or by telephone by calling collect at 973-437-1000 (Investor Services). We do not currently maintain a website. You may obtain information about us from the Securities and Exchange Commission’s website (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the stock to purchasers on or about          , 2007.

Citigroup	JPMorgan	Wachovia Securities

BMO Capital Markets

Ferris, Baker Watts	Stifel Nicolaus
Incorporated
          , 2007

You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We are required by federal securities laws and the rules and regulations of the Securities and Exchange Commission to update the prospectus only in certain circumstances, such as in the event of a material change to the Company which occurs prior to the completion of this offering.

Until          , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

FORWARD-LOOKING STATEMENTS

Some of the statements under “Prospectus Summary,” “Risk Factors,” “Distributions,” “Discussion of Management’s Expected Operating Plans,” “Business” and elsewhere in this prospectus constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will” and “would” or the negative of these terms or other comparable terminology. Any forward-looking statements contained in this prospectus do not have the benefit of the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including the risks listed under “Risk Factors” herein as well as the statements as to:

•	our lack of operating history;

•	our ability to effectively deploy the proceeds raised in this offering;

•	changes in economic conditions generally;

•	our dependence on GSCP (NJ), L.P., our investment adviser, and ability to find a suitable replacement if our investment adviser were to terminate its investment advisory and management agreement with us;

•	the existence of conflicts of interest in our relationship with GSCP (NJ), L.P. and/or its affiliates, which could result in decisions that are not in the best interests of our stockholders;

•	limitations imposed on our business by our election to be treated as a BDC under the 1940 Act;

•	changes in our business strategy;

•	general volatility of the securities markets and the market price of our common stock;

•	availability of qualified personnel;

•	changes in our industry, interest rates or the general economy;

•	the degree and nature of our competition; and

•	changes in governmental regulations, tax laws and tax rates and other similar matters which may affect us and our stockholders.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and does not contain all of the information that you should consider. You should read carefully the more detailed information in this prospectus, especially information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms the “Company,” “we,” “us” and “our” refer to GSC Investment Corp., a Maryland corporation; “GSC Group” refers collectively to GSCP (NJ), L.P., GSCP LLC, GSCP (NJ) Holdings, L.P. and GSC Group Limited, which do business as GSC Group, formerly known as GSC Partners, and are substantially owned by its management and employees; and our “investment adviser” and our “administrator” refer to GSCP (NJ), L.P. The information presented in this prospectus assumes, unless the context otherwise indicates, that the over-allotment option of the underwriters is not exercised.

The Company

GSC Investment Corp. is a newly-organized Maryland corporation that will operate as a non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). Our investment objectives are to generate both current income and capital appreciation through debt and, to a lesser extent, equity investments, by primarily investing in first and second lien loans and mezzanine debt of private middle market companies, as well as select high yield bonds. Our operations will be externally managed and advised by our investment adviser, GSCP (NJ), L.P., pursuant to an investment management agreement. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”).

Prior to the pricing of this offering, we entered into a portfolio acquisition agreement with GSC Partners CDO Fund III, Limited, a Cayman Islands exempted company (“CDO Fund III”), pursuant to which we will agree to purchase for cash a portfolio with an aggregate market value as of March 21 of approximately $98 million of debt investments that consist of first lien and second lien loans, senior secured bonds and unsecured bonds held by CDO Fund III (the “Portfolio”). As of March 21, the Portfolio consisted of approximately $101 million in aggregate principal amount of debt. We intend to use the net proceeds of this offering to complete this acquisition promptly following the closing of this offering. Following this offering, we also expect to employ leverage to make additional investments that are consistent with our investment strategy. Over time we anticipate that senior secured and unsecured bonds will decrease as a percentage of our total assets as we add mezzanine debt and new first and second lien loan assets to the Portfolio. See “— Liquidity” and “Business — Prospective investments — The Portfolio.”

In addition, GSC Group and its affiliates have contributed to us all of their general partner and limited partner interests, an indirect equity interest of approximately 6.24%, in CDO Fund III in exchange for common shares of GSC Investment LLC (our predecessor entity) and our investment adviser has assigned to us its rights and obligations as collateral manager of CDO Fund III in exchange for a payment of $144,000. We have acquired general partner and limited partner interests in the limited partnership that owns the equity in CDO Fund III (the “Contribution”) based on an aggregate value equal to $15,619,761, which represents the fair value of such interests as determined by a majority of our independent directors in good faith. As consideration for the Contribution, we issued 1,041,317 shares to GSC Group and its affiliates (calculated at the initial public offering price), which were converted into shares of our common stock following our merger with and into a Maryland corporation prior to the completion of this offering. Under the terms of the contribution agreement, each contributor has severally agreed to make an additional contribution to us in cash equal to such contributor’s pro rata portion of up to $5,000,000 in the aggregate to the extent that the actual distributions we receive with respect to the general partner and limited partner interests in the limited partnership that owns the equity in CDO Fund III are less than the agreed fair value as of the date of the issuance of the shares. See “Contribution.”

Portfolio summary

We anticipate that our portfolio will be comprised primarily of investments in first and second lien loans, mezzanine debt and high yield debt issued by private companies, which will be sourced through a network of relationships with commercial finance companies and commercial and investment banks, as well as through our relationships with financial sponsors. The capital that we provide is generally used to fund buyouts, acquisitions, growth, recapitalizations, note purchases and other types of financing. First and second lien loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Mezzanine debt and high yield bonds are generally subordinated to senior loans and are generally unsecured, though approximately 49% of the high yield bonds in the initial portfolio are secured. However, there can be no assurance that we will make investments in secured bonds to the same extent in the future. In some cases, we may also receive warrants or options in connection with our debt investments. We also anticipate, to a lesser extent, making equity investments in private middle market companies. Investments in warrants, options or other equity investments may be made in conjunction with loans we make to these companies. In this prospectus, we generally use the term “middle market” to refer to companies with annual EBITDA between $5 million and $50 million. EBITDA represents earnings before net interest expense, income taxes, depreciation and amortization.

We expect that the first and second lien loans will generally have stated terms of three to ten years and that the mezzanine debt will generally have stated terms of up to ten years, but that the expected average life of such first and second lien loans and mezzanine debt will generally be between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency but we believe that if such investments were rated, they would be below investment grade. Debt securities rated below investment grade are commonly referred to as “junk bonds.”

While our primary focus will be to generate both current income and capital appreciation through investments in debt and, to a lesser extent, equity securities of private U.S. middle market companies, we intend to invest up to 30% of our assets in opportunistic investments identified by our investment adviser in order to seek to enhance returns to our stockholders. Opportunistic investments may include investments in distressed debt, debt and equity securities of public companies, credit default swaps, emerging market debt, or collateralized debt obligation (“CDO”) vehicles holding debt, equity or synthetic securities. As part of this 30%, we may also invest in debt of private middle market companies located outside of the United States. Given our primary investment focus on first and second lien loans, mezzanine debt and high yield bonds in private U.S. middle market companies, we believe our opportunistic investments will allow us to supplement our core investments with other investments that are within GSC Group’s expertise that we believe offer attractive yields and/or the potential for capital appreciation.

About GSC Group

GSCP (NJ), L.P. is an investment adviser with approximately $22.2 billion of assets under management as of December 31, 2006. GSC Group was founded in 1999 by Alfred C. Eckert III, its Chairman and Chief Executive Officer. Its senior officers and advisers are in many cases long-time colleagues who have worked together extensively at other institutions, including Goldman, Sachs & Co., Greenwich Street Capital Partners and The Blackstone Group. GSC Group specializes in credit-driven investing including corporate credit, distressed investing and real estate. GSC Group is privately owned and has over 170 employees with headquarters in New Jersey, and offices in New York, London and Los Angeles.

GSC Group operates in three main business lines: (i) the corporate credit group, which is comprised of 28 investment professionals who manage approximately $8.0 billion of assets in leveraged loans, high yield bonds, mezzanine debt and derivative products with investments in more than 450 companies; (ii) the equity and distressed investing group, which is comprised of 19 investment professionals who manage approximately $1.3 billion of assets in three control distressed debt funds and a long/short credit strategies hedge fund; and (iii) the real estate group, which is comprised of 16 investment professionals managing $12.9 billion of assets, including a privately-held mortgage REIT (GSC Capital Corp.), various synthetic and hybrid collateralized debt obligation funds and a structured products hedge fund.

Our investment adviser

We will be externally managed and advised by our investment adviser, GSCP (NJ), L.P. Our Chairman Richard M. Hayden and CEO Thomas V. Inglesby have management responsibility for the corporate credit group and are officers of our investment adviser. Mr. Hayden and Mr. Inglesby have combined experience of over 56 years and individually have experience of over 36 years and 20 years, respectively. Mr. Hayden and Mr. Inglesby will be supported by the 28 investment professionals within our investment adviser’s corporate credit group. Additionally, the Fund will have access to GSC Group’s 35 investment professionals in its equity and distressed investing group and its real estate group. Under our investment advisory and management agreement, we have agreed to pay our investment adviser an annual base management fee based on our total assets, as defined under the 1940 Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See “Management — Investment advisory and management agreement.” Our investment adviser, together with certain affiliates, does business as GSC Group.

Our investment adviser is responsible for administering our business activities and day-to-day operations and will use the resources of GSC Group to support our operations. We believe that our investment adviser will be able to utilize GSC Group’s current investment platform, resources and existing relationships with financial institutions, financial sponsors, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, we expect that the GSC Group investment platform will assist our investment adviser in analyzing and monitoring investments. In particular, these resources provide us with a wide variety of investment opportunities and access to information that assists us in making investment decisions across our targeted asset classes, which we believe provide us with a competitive advantage. Since GSC Group’s inception in 1999, it has been investing in first and second lien loans, high-yield bonds and mezzanine debt. In addition to having access to over 65 investment professionals employed by GSC Group, we will also have access to over 100 GSC Group administrative professionals who will provide assistance in accounting, legal compliance and investor relations.

Our relationship with our investment adviser and GSC Group

We intend to utilize the personnel, infrastructure, relationships and experience of GSC Group and our investment adviser to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of GSC Group. As part of the Contribution, following completion of this offering GSC Group and its affiliates will own 12.56% of the shares of our common stock, which they received in exchange for their contribution to us of all of their interests in CDO Fund III. See “Contribution.” Upon completion of this offering, GSC Group and its affiliates will no longer have any continuing economic interest or affiliation with CDO Fund III.

We have entered into an investment advisory and management agreement with our investment adviser. The initial term of the investment advisory and management agreement will be for two years, with automatic, one-year renewals, subject to approval by our board of directors, a majority of whom are not “interested” directors as defined in the 1940 Act. Pursuant to the investment advisory and management agreement, our investment adviser implements our business strategy on a day-to-day basis and performs certain services for us, under the direction of our board of directors. Our investment adviser is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

Pursuant to our investment advisory and management agreement, our investment adviser has formed an investment committee to advise and consult with our investment adviser’s senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee will consist of members of GSC Group’s senior investment staff, including Thomas V. Inglesby, our Chief Executive Officer, Richard M. Hayden, our Chairman, Robert F. Cummings, Jr., Thomas J. Libassi and Daniel I. Castro, Jr. All of the members of this committee are senior officers in various divisions of GSC Group. Mr. Inglesby is Senior Managing Director of GSC Group. Mr. Hayden is Vice Chairman of GSC Group, head of the corporate credit group and a member of the GSC Group management committee. Mr. Cummings is Senior Managing Director of GSC Group, Chairman of the risk and conflicts committee, Chairman of the valuation committee and a member of the GSC Group management committee. Mr. Libassi is Senior Managing Director of GSC Group’s equity and distressed debt business unit. Mr. Castro is Managing Director of GSC Group’s real estate group and Chief Investment Officer of GSC Capital Corp. The investment committee will approve all investments in excess of $5 million made by the Company by unanimous consent. Along with the corporate credit group’s investment staff, the investment committee will actively monitor investments in our portfolio. Sale recommendations made by the corporate credit group’s investment staff must be approved by three out of five investment committee members.

We will pay our investment adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.75% of our total assets which shall include assets purchased with borrowed funds but exclude cash or cash equivalents. As a result, our investment adviser will benefit as we incur debt or use leverage to purchase assets. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur.

In addition to a base fee, we will pay our investment adviser an incentive fee which will have two parts. First, we will pay our investment adviser our incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee income does not exceed a fixed “hurdle rate” of 1.875% per quarter (7.5% annualized); and

•	20% of the amount of our pre-incentive fee net investment revenue, if any, that exceeds the “hurdle rate” in any given quarter.

Pre-incentive fee net investment income means interest income, dividend income and other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies and any fees we are paid as collateral manager of CDO Fund III) earned during the calendar quarter, minus our operating expenses for the quarter.

The second part of the incentive fee will be determined and payable at the end of each calendar year, commencing with the calendar year ending December 31, 2007, and will equal 20% of our realized capital gains on a cumulative basis, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis. See “Management — Management fee and incentive fee.”

Pursuant to a separate administration agreement, our investment adviser, who also serves as our administrator, will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, our administrator will also perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion will be based on the proportion that our total assets bears to the total assets administered or managed by our administrator and, in some instances, based on the time allocated by certain personnel in performing such service. Under the administration agreement, our administrator will also provide managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance.

Our investment adviser will utilize the same, disciplined investment philosophy as that of GSC Group’s corporate credit group. GSC Group’s approach will seek to minimize risk by focusing on:

•	issuers that have a history of generating stable earnings and strong free cash flow;

•	industry leaders with sustainable market shares in attractive sectors;

•	issuers with reasonable price-to-cash flow multiples;

•	capital structures that provide appropriate terms and reasonable covenants;

•	issuers that have well constructed balance sheets;

•	management teams that are experienced and that hold meaningful equity ownership in the businesses that they operate;

•	industries in which GSC Group’s investment professionals historically have had deep investment experience and success;

•	macro competitive dynamics in the industry within which each company competes; and

•	adhering to diversification with regard to position sizes, industry groups and geography.

Market opportunity

We believe the environment for investing in private middle market companies is attractive for the following reasons:

•	middle market debt securities are attractive compared to more broadly syndicated debt securities because middle market debt securities generally have more conservative capital structures, tighter financial covenants, better security packages and higher yields;

•	established relationships create a high barrier to entry in the middle market financing business. Specifically, private middle market companies and their financial sponsors prefer to access capital from and maintain close and longstanding relationships with a small group of well-known capital providers;

•	many private middle market companies prefer to execute transactions with private capital providers, rather than execute high-yield bond transactions in the public markets, which may necessitate SEC compliance and reporting obligations;

•	the middle market debt segment is a highly fragmented portion of the leveraged finance market. We believe that many of the largest capital providers in the broader leveraged finance market choose not to participate in middle market lending because of a preference for larger, more liquid transactions; and

•	we expect continued strong leverage buyout activity from private equity firms who currently hold large pools of uninvested capital earmarked for acquisitions of private middle market companies. These private equity firms will continue to seek to leverage their investments by combining their equity capital with senior secured loans and mezzanine debt from other sources.

Competitive advantages

Although we have no prior operating history and our investment adviser, GSC Group, has no experience managing a BDC, we believe that through our relationship with GSC Group, we will enjoy several competitive advantages over other capital providers to private middle market companies.

•	GSC Group’s investment platform

GSC Group has a long history of strong performance across a broad range of asset classes and sectors. The senior investment professionals of GSC Group have extensive experience investing in leveraged loans, high-yield bonds, mezzanine debt and private equity.

•	Rapid deployment of offering proceeds

Shortly after the consummation of this offering, we intend to use the net proceeds to partially fund the purchase of the Portfolio. We believe that this rapid deployment of offering proceeds into these assets will provide potential for higher initial returns than cash or cash equivalents and distinguishes us from some of our potential competitors.

•	Experience sourcing and managing middle market loans

GSC Group has historically focused on investments in private middle market companies and we expect to benefit from this experience. Our investment adviser will use GSC Group’s extensive network of relationships with intermediaries focused on private middle market companies to attract well-positioned prospective portfolio company investments. Since 2003, the GSC Group corporate credit group has reviewed over 970 new middle market loan opportunities, approximately 340 of which were second lien loans. Of the loans reviewed, 285 were purchased, including 51 second lien loans. In addition, our investment adviser will work closely with the equity and distressed debt and European mezzanine groups, which oversee a portfolio of investments in over 50 companies, maintain an extensive network of relationships and possess valuable insights into industry trends.

•	Experienced management and investment committee

Thomas V. Inglesby, our Chief Executive Officer and Senior Managing Director of GSC Group, has over 20 years of middle market investing experience having managed leveraged loan, high-yield bond, mezzanine debt, distressed debt and private equity portfolios. In addition to Mr. Inglesby, our investment committee consists of Richard M. Hayden, Robert F. Cummings, Jr., Thomas J. Libassi and Daniel I. Castro, Jr. Mr. Hayden is Vice Chairman of GSC Group, head of the corporate credit group and a member of the GSC Group management committee. Mr. Hayden was previously with Goldman, Sachs & Co. from 1969 until 1999 and was elected a Partner in 1980. Mr. Cummings is Senior Managing Director of GSC Group, Chairman of the risk and conflicts committee, Chairman of the valuation committee and a member of the GSC Group management committee. Mr. Cummings was previously with Goldman, Sachs & Co. from 1973 to 1998. Mr. Libassi is Senior Managing Director of GSC Group in the equity and distressed investing group and has 23 years of experience managing high-yield and distressed debt portfolios. Mr. Castro is Managing Director of GSC Group in the real estate group. Mr. Castro has over 24 years of experience investing in debt products and was, until 2004, on the Institutional Investor All-American Fixed Income Research Team every year since its inception in 1992.

•	Diversified credit-oriented investment strategy

Through the use of GSC Group’s credit-based investment approach which relies on detailed business and financial analysis, we will seek to minimize principal loss while maximizing risk-adjusted returns. We believe that our affiliation with GSC Group offers an attractive opportunity to invest in middle market first and second lien loans and mezzanine debt.

•	Utilizing our broad transaction sourcing network and relationships with middle market lenders

We intend to capitalize on the diverse deal-sourcing opportunities that we believe GSC Group brings to us as a result of its investment experience in our targeted asset classes, track record and extensive network of contacts in the financial community, including financial sponsors, merger & acquisition advisory firms, investment banks, capital markets desks, lenders and other financial intermediaries and sponsors. In addition, through its other activities, GSC Group is regularly in contact with portfolio company management teams that can help provide additional insights on a wide variety of companies and industries.

In particular, GSC Group has developed its middle market franchise via extensive relationships with middle market loan originators. These relationships have been developed over the past 15 years at multiple levels of management within GSC Group and have resulted in GSC Group’s ability to generate a significant amount of middle market opportunities, including first and second lien loans and mezzanine debt securities. We believe that these relationships will continue to provide GSC Group with access to middle market debt securities.

•	Extensive industry focus

Since its founding in 1999, GSC Group has invested in over 950 companies and over this time has developed long-term relationships with management teams and management consultants. We expect that the experience of GSC Group’s investment professionals in investing across the aerospace, automotive, broadcasting/cable, consumer products, environmental services, technology, telecom and diversified manufacturing industries, throughout various stages of the economic cycle, will provide our investment adviser with access to ongoing market insights and favorable investment opportunities.

•	Disciplined investment process

In making its investment decisions, our investment adviser intends to apply GSC Group’s rigorous and consistent investment process. Upon receiving an investment opportunity, GSC Group’s corporate credit group performs an initial screening of the potential investment which includes an analysis of the company, industry, financial sponsor and deal structure. If the investment is suitable for further analysis, GSC Group’s investment staff conducts a more intensive analysis which includes in-depth research on competitive dynamics in the industry, customer and supplier research, cost and growth drivers, cash flow characteristics, management capability, balance sheet strength, covenant analysis’ and a distressed recovery analysis. Our investment approach will emphasize capital preservation and minimization of downside risk.

•	Flexible transaction structuring

We expect to be flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of GSC Group have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout various economic cycles and across a company’s capital structure so that we can make investments consistent with our stated objectives.

Access to GSC Group’s infrastructure

We will have access to GSC Group’s finance and administration function which addresses legal, compliance, and operational matters, and promulgates and administers comprehensive policies and procedures regarding important investment adviser matters, including portfolio management, trading allocation and execution, securities valuation, risk management and information technologies in connection with the performance of our investment adviser’s duties hereunder. We believe that the finance and administrative infrastructure established by GSC Group is an important component of a complex investment vehicle such as a BDC. These systems support, and are integrated with, our portfolio management functions. GSC Group has over 170 employees, including over 65 investment professionals, who will be available to support our operations.

We will also have the benefit of the experience of GSC Group’s senior professionals and members of its advisory board, many of whom have served on public and private company boards and/or served in other senior management roles. We believe that this experience will also be valuable to our investment adviser and to us.

Initial investment

We have entered into a portfolio acquisition agreement that grants us the exclusive right to purchase certain investments for approximately $98 million in cash (subject to certain adjustments), plus accrued interest on the assets in the Portfolio. The Portfolio, which had a weighted average yield of 11.3% as of March 21, 2007, contains, based on outstanding principal amount as of March 21, 2007, 21.7% first lien loans, 37.4% second lien loans, 20.1% secured bonds and 20.8% unsecured bonds. We calculated the weighted average yield of the Portfolio as of a specific date by determining the interest rate and the prevailing market value of each investment. We assumed either the fixed coupon of each fixed-rate investment or the current interest rate of floating rate investments. To calculate the current interest rate of the floating rate investment, we added the applicable margin of each floating rate investment to 3-month LIBOR. The Portfolio satisfies our investment objectives but we anticipate that over time senior secured and unsecured bonds will decrease as a percentage of our total assets as we add mezzanine loans and new first and second lien loan assets to the Portfolio. Below is a summary of the Portfolio as of March 21, 2007:

	Estimated Fair	Percent	Weighted	Weighted Avg.
	Market Value	of Total	Avg. Yield(1)	Maturity
	($000s)	(%)	(%)	(Years)

First Lien Loans	21,337	21.7	9.7	4.6
Second Lien Loans	36,849	37.4	11.8	5.2
Senior Secured Bonds	19,743	20.1	12.2	2.7
Unsecured Bonds	20,508	20.8	11.2	3.3

	98,437	100.0	11.3	4.2

(1)	For those securities which have a floating interest rate, we have assumed LIBOR equal to 5.35% for the calculation, which was LIBOR as of March 21, 2007.

This Portfolio was managed by GSC Group’s corporate credit group. Our board of directors will utilize the services of Valuation Research Corporation (“VRC”), an independent valuation firm, to aid it in determining the fair value of the investments in the Portfolio. The terms of the portfolio acquisition agreement provide for a final valuation of the investments and a corresponding price adjustment prior to the closing of the purchase of the Portfolio. The purchase price will be the sum of the valuations ascribed to each asset in the Portfolio as determined by our board of directors. Our acquisition of the Portfolio from CDO Fund III may present conflicts of interest with the other equity investors of CDO Fund III. The fair value determined by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed which could result in the other equity investors realizing a lower value on their residual interest. Consents are generally not required with respect to the transfer or assignment of the investments in the Portfolio, except in the case of a limited number of the Portfolio assets, which consents we expect to receive prior to the purchase of the Portfolio. Our board of directors will consider a number of factors when it reviews and approves this transaction, including the fact that we have a material interest in acquiring suitable assets rapidly following our offering in order to generate income for our investors. We intend to use the proceeds of this offering to fund the purchase of the Portfolio as soon as practicable after the closing of this offering. See “— Liquidity” and “Business — Prospective investments — The Portfolio.”

The portfolio acquisition agreement has been approved by our board of directors (including a majority of the non-interested directors) following a determination that the terms thereof, including the consideration to be paid, are reasonable and fair to our stockholders and in, what our board of directors reasonably believes to be, our best interests, do not involve overreaching by any party, and are consistent with our investment policies.

Our ability to purchase the Portfolio is conditioned upon the successful defeasance (i.e., retirement) of the secured notes of CDO Fund III, which is expected to occur simultaneously with the closing of this offering. Under the indenture governing the secured notes issued by CDO Fund III, CDO Fund III is required to place on deposit with the indenture trustee, an aggregate of $498 million, which is an amount sufficient to allow the defeasance of the secured notes issued by CDO Fund III under the indenture. CDO Fund III expects to fund the required deposit amount from its additional cash, together with the issuance of a new class of notes in the aggregate amount of up to $250 million (the “CDO Fund III Notes”). We expect that the CDO Fund III Notes will be issued at the closing of this offering and will be secured under the existing indenture by a general security interest in all the assets of CDO Fund III. If sufficient funding from the issuance of the CDO Fund III Notes is not available for any reason, CDO Fund III will need to arrange alternative financing to fund the required deposit in order to retire the secured notes and thereby allow the Portfolio to be delivered to us under the portfolio acquisition agreement and CDO Fund III may not be able to arrange such alternative financing.

The sale of the CDO Fund III assets (including the Portfolio to be purchased by the Company) will result in cash proceeds for the equity investors in CDO Fund III (including the Company). The Company anticipates selling the CDO Fund III assets not included in the Portfolio to dealers who make a market in these asset types and that such sales will be affected at the current market value of those assets at the time of the sale. See “Contribution.” The assets that are not included in the Portfolio consist of leveraged loans and high yield bonds. There can be no assurance that the sales will result in gains. As a result of the contribution of general partner and limited partner interests in CDO Fund III by GSC Group and its affiliates, the Company also expects to receive 77% of all carried interest distributions with respect to CDO Fund III equal to 20% of all distributions made to the equity investors in CDO Fund III in excess of capital contributions, once such distributions are in excess of a hurdle rate (which we expect will be achieved based on the current value of CDO Fund III). As of March 21, 2007, the net distributions that we would expect to receive in respect of our general partner and limited partner interests in CDO Fund III (including our share of the net carried interest distribution amount) are $15,619,761. In addition, we expect to receive fees in the amount of $171,233 due to our role as collateral manager of CDO Fund III. See “Contribution.”

In addition to the acquisition of the Portfolio, we expect to make additional investments in first lien loans, second lien loans, mezzanine debt and high yield bonds issued by private companies. We currently expect that we will use borrowed funds to make any such additional investments. The consummation of any of these additional investments depends upon the completion of this offering and our ability to obtain financing and, among other things, satisfactory completion of our due diligence investigation of the prospective portfolio companies, our acceptance of the terms and structures of such investment, the execution and delivery of satisfactory documentation and the receipt of any necessary consents. Any such investments will be made in accordance with our investment policies and procedures. We cannot assure you that we will make any of these investments.

Operating and Regulatory Structure

Our investment activities will be managed by our investment adviser, under the direction of our board of directors, a majority of whom are independent of our Company, our investment adviser, our underwriters and their respective affiliates.

As a BDC, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings, our ability to use leverage will be limited in certain significant respects. See “Regulation.” Any decision to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and conflicts of interest. See “Risk Factors — Risks related to our business — If we incur indebtedness or issue senior securities we will be exposed to additional risks, including the typical risks associated with leverage” and “Risk Factors — Risks related to our business — We will pay the investment adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation. Our investment adviser also controls the timing of when capital gains and losses will be realized on our investments, which may create an incentive to realize capital gains or losses to maximize its compensation. Our board of directors will monitor our performance and the timing of when capital gains and losses are realized.”

Also, as a BDC, we will be generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. The SEC has adopted a new rule under the 1940 Act which defines an “eligible portfolio company” to include all private domestic operating companies and public domestic operating companies whose securities are not listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., New York Stock Exchange, American Stock Exchange and The NASDAQ Global Market). Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange, and therefore are eligible portfolio companies under the new rule. In addition, the SEC has proposed a new rule that would expand the definition of eligible portfolio company to include one of the following ceilings: publicly-traded companies with a market capitalization of less than $250 million, publicly-traded companies with a market capitalization of less than $150 million or publicly-traded companies with a public float of less than $75 million. The SEC has published these alternatives for comment, and we cannot be certain which alternative it will choose to adopt as the new rule after the comment period has ended. However, we would not need to adjust our investment objective and policies if such proposed rule is not adopted. See “Regulation.” We may invest up to 30% of our portfolio in opportunistic investments that our investment adviser identifies in order to seek to enhance returns to stockholders.

We intend to elect to be treated for U.S. federal income tax purposes as a RIC. In order to be treated as a RIC, we must satisfy, among other things, certain income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Resolution of potential conflicts of interest; equitable allocation of investment opportunities

Subject to the 1940 Act restrictions on co-investments with affiliates, GSC Group will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objectives, policies and strategies and other relevant factors, subject to the exception that, in accordance with GSC Group’s conflict of interest and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to equitably participate with GSC Group’s other funds or other clients.

We anticipate that we will be GSC Group’s principal investment vehicle for non-distressed second lien loans and mezzanine debt of U.S. middle market companies. Although existing and future investment vehicles managed or to be managed by GSC Group invest or may invest in mezzanine loans and second lien loans, none of these investment vehicles target non-distressed domestic second lien and mezzanine loans as the core of their portfolios. For example, while funds managed by GSC Group’s equity and distressed debt group may purchase second lien loans and mezzanine debt of private middle market companies, these funds will typically be interested in these assets in distressed situations, whereas we generally will seek to hold performing debt. Likewise, while funds managed by GSC Group’s real estate group may purchase second lien loans and mezzanine debt as an aspect of their investment strategies, these funds are largely focused on asset-backed and mortgage-backed loans and debt, not on corporate debt of the type we target. Finally, due to the high amounts of leverage deployed by various CDO funds managed by GSC Group, these funds tend to target first lien loans, while second lien and mezzanine loans are a secondary part of the strategy.

To the extent that we do compete with any of GSC Group’s other clients for a particular investment opportunity, our investment adviser will allocate the investment opportunity across the funds for which the investment is appropriate based on its internal conflict of interest and allocation policies consistent with the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), subject further to the 1940 Act restrictions on co-investments with affiliates and also giving effect to priorities that may be enjoyed from time to time by one or more funds based on their investment mandate or guidelines or any right of first review agreed to from time to time by GSC Group. Currently, GSC European Mezzanine Fund II, L.P. has a priority on investments in mezzanine securities of issuers located primarily in Europe.

In addition, GSC Acquisition Company has recently entered into a business opportunity right of first review agreement which provides that it will have a right of first review prior to any other fund managed by GSC Group with respect to business combination opportunities with an enterprise value of $175 million or more until the earlier of it consummating an initial business combination or its liquidation. Subject to the foregoing, GSC Group’s allocation policies are intended to ensure that we may generally share equitably with other GSC Group-managed investment vehicles in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer, that may be suitable for us and such other investment vehicles.

GSC Group has historically managed investment vehicles with similar or overlapping investment strategies and has a conflict-resolution policy in place that will also address the co-investment restrictions under the 1940 Act. The policy is intended to ensure that we comply with the 1940 Act restrictions on transactions with affiliates. These restrictions will significantly impact our ability to co-invest with other GSC Group’s funds. While the 1940 Act generally prohibits all “joint transactions” between entities that share a common investment adviser, the staff of the SEC has granted no-action relief to an investment adviser permitting purchases of a single class of privately-placed securities, provided that the investment adviser negotiates no term other than price and certain other conditions are satisfied. As a result, we only expect to co-invest on a concurrent basis with GSC Group’s funds when each fund will own the same securities of the issuer. If opportunities arise that would otherwise be appropriate for us and for one or more of GSC Group’s other funds to invest in different securities of the same issuer, our investment adviser will need to decide whether we or the other funds will proceed with the investment. See “Regulation — Co-investment.”

GSC Group’s allocation procedures are designed to allocate investment opportunities among the investment vehicles of GSC Group in a manner consistent with its obligations under the Advisers Act. If two or more investment vehicles with similar investment strategies are still in their investment periods, an available investment opportunity will be allocated as described below, subject to any provisions governing allocations of investment opportunities in the relevant organizational documents. As an initial step, our investment adviser will determine whether a particular investment opportunity is an appropriate investment for us and its other clients and typically will determine the amount that would be appropriate for each client by considering, among other things, the following criteria: (1) the investment guidelines and/or restrictions set forth in the applicable organizational documents; (2) the risk and return profile of the client entity; (3) the suitability/priority of a particular investment for the client entity; (4) if applicable, the target position size of the investment for the client entity; and (5) the level of available cash for investment with respect to the particular client entity. If there is an insufficient amount of an opportunity to satisfy the needs of all participants, the investment opportunity will generally be allocated pro-rata based on the initial investment amounts. See “Risk Factors — Risks related to our business — There are conflicts of interest in our relationship with our investment adviser and/or GSC Group, which could result in decisions that are not in the best interests of our stockholders.”

Liquidity

As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing.

As of the date of this prospectus, we have no outstanding indebtedness. However, we expect, in the future, to borrow from and issue senior debt securities to banks and other lenders, including pursuant to a securitized revolving credit facility which we expect to enter into following the completion of this offering. We expect to raise additional funds, through public and private offerings of our securities and additional borrowings, which will be used to purchase additional assets. There can be no assurance that we will be able to borrow money on terms acceptable to us or at all, or that we will be able to borrow the amounts anticipated.

Risk factors

Investing in this offering involves risks. The following is a summary of certain risks that you should carefully consider before investing in our common stock. In addition, see “Risk Factors” beginning on page 20 for a more detailed discussion of these risk factors.

Risks related to our business

•	We are a newly-incorporated Maryland corporation with no operating history.

•	We may not be able to replicate GSC Group’s historical performance.

•	We may compete with investment vehicles of GSC Group for access to GSC Group.

•	We are dependent upon our investment adviser’s key personnel for our future success and upon their access to GSC Group investment professionals.

•	Our financial condition and results of operation will depend on our ability to manage future growth effectively.

•	Our ability to grow will depend on our ability to raise capital.

•	If we incur indebtedness or issue senior securities we will be exposed to additional risks, including the typical risks associated with leverage.

•	We will pay the investment adviser a base management fee based on our total assets, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation. Our board of directors will monitor the amount of leverage we incur.

•	We will pay the investment adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation. Our investment adviser also controls the timing of when capital gains and losses will be realized on our investments, which may create an incentive to realize capital gains or losses to maximize its compensation. Our board of directors will monitor our performance and the timing of when capital gains and losses are realized.

•	We will be exposed to risks associated with changes in interest rates.

•	Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

•	We may experience fluctuations in our quarterly results.

•	There are conflicts of interest in our relationship with our investment adviser and/or GSC Group, which could result in decisions that are not in the best interests of our stockholders.

•	Our investment adviser’s liability will be limited under the investment advisory and management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

•	We may be obligated to pay our investment adviser incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

•	Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

•	We operate in a highly competitive market for investment opportunities.

•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer, but we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC.

Risks related to our operation as a BDC

•	Our investment adviser and the members of its investment committee have no experience managing a BDC.

•	A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level income tax if we fail to qualify as a RIC.

•	There is a risk that you may not receive distributions or that our distributions may not grow over time.

•	As a BDC, we may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

•	If our primary investments are deemed not to be qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business plan.

•	Our ability to enter into transactions with our affiliates will be restricted.

•	Our common stock may trade at a discount to our net asset value per share.

•	The floating interest rate features of any indebtedness we incur could adversely affect us if interest rates rise.

Risks related to our investments

•	Our investments may be risky, and you could lose all or part of your investment.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

•	Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

•	Investments in equity securities involve a substantial degree of risk.

•	Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

•	Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

•	We may expose ourselves to risks if we engage in hedging transactions.

•	The lack of liquidity in our investments may adversely affect our business.

•	Other than the agreement relating to the purchase of the Portfolio, we have not entered into any binding agreements with respect to any portfolio company investments.

•	When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•	Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Risks related to this offering

•	An active trading market for our common stock may not develop.

•	Investing in our common stock may involve an above average degree of risk.

•	Investing in non-traded companies may be riskier than investing in publicly traded companies due to a lack of available public information.

•	The debt securities in which we invest are subject to credit risk and prepayment risk.

•	We may allocate the net proceeds from this offering in ways with which you may not agree.

•	Investors in this offering will suffer immediate dilution upon the closing of this offering.

•	We may sell additional shares of common stock in the future, which may dilute existing stockholders’ interests in us or cause the market price of our common stock to decline.

•	The market price of our common stock may fluctuate significantly.

•	Provisions of our governing documents and the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our corporate information

Our corporate offices are located at 12 East 49th Street, Suite 3200, New York, New York 10017. Our telephone number is (212) 884-6200.

THE OFFERING

Common stock offered by us	7,250,000 shares of our common stock, $0.0001 par value per share (excluding 1,087,500 shares issuable pursuant to the option to purchase additional shares granted to the underwriters at $15.00 per share through a group of underwriters led by Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC).

Common stock outstanding after this offering	8,291,384 shares (excluding 1,087,500 shares of our common stock issuable pursuant to the option to purchase additional shares granted to the underwriters).

Use of Proceeds	We expect to use all of the net proceeds from this offering to fund the initial investments described under “Business — Prospective investments — The Portfolio”. See “Use of Proceeds.”

Listing	Our common stock has no history of public trading. Our common stock has been authorized for listing on the New York Stock Exchange under the symbol “GNV”.

Trading at a Discount	Common stock of closed-end investment companies, including BDCs, frequently trade at discounts to net asset value and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below our net asset value.

Taxation	We intend to elect to qualify as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be subject to U.S. federal income tax on our net taxable income that is distributed to stockholders. To qualify as a RIC we must derive at least 90% of our annual gross income from certain sources, meet certain asset diversification requirements and distribute to stockholders at least 90% of our net taxable income (which includes, among other items, interest, dividends, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains). See “Material U.S. Federal Income Tax Considerations.”

Distributions	We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors, but in order to maintain our qualification as a RIC, we must distribute at least 90% of our net taxable income each year.

Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and our governing documents. See “Description of Our Common Stock — Provisions of our governing documents and the Maryland General Corporation Law.”

Leverage	We intend to borrow funds to make additional investments. We expect to use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Obligations and Indebtedness” and “Regulation — Indebtedness and senior securities.” As a BDC, under the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage (calculated on a consolidated basis), as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing.

Management arrangements	GSCP (NJ), L.P. will serve as our investment adviser and our administrator. For a description of GSCP (NJ), L.P., GSC Group and our contractual arrangements with these companies, see “Management — Investment advisory and management agreement,” and “Management — Administration agreement.”

Custodian	U.S. Bank National Association, 401 S. Tryson Street, 12th Floor, Charlotte, NC 28288

Transfer Agent	American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See “Dividend Reinvestment Plan.”

Risk Factors	Investing in our common stock involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common stock. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in shares of our common stock.

Additional Information	After completion of this offering, our common stock will be registered under the Exchange Act, and we will be required to file reports, proxy statements and other information with the SEC. This information will be will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and estimated what our annual expenses would be, stated as percentages of net assets attributable to common stock. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “GSC Investment Corp.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in GSC Investment Corp.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid	6.50	%(1)
Offering expenses	0.92	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	7.42%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.73	%(4)
Incentive fees payable under the investment advisory and management agreement (20% of adjusted net investment income, in excess of hurdle rate and 20% of realized capital gains)	0	%(5)
Interest payments on borrowed funds	3.43	%(4)
Other expenses	2.41	%(6)

Total annual expenses	8.57	%(7)(4)
Less: Expense reimbursement	0.86	%(6)
Net annual expenses	7.71%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed a 6.5% sales load, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on portfolio(6)(8)	$148	$307	$464	$848

(1)	The underwriters’ discounts and commissions with respect to common stock sold in this offering, which are one-time fees paid by us to the underwriters in connection with this offering, are the only sales load paid in connection with this offering.

(2)	Amount reflects estimated unreimbursed offering expenses of approximately $1,000,000.

(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	“Total annual expenses” is presented as a percentage of net assets attributable to common stock. This percentage is higher than it would be if we do not incur leverage. Money that we borrow, if any, is used to leverage our net assets and increase our total assets. Because holders of common shares bear all these expenses, the SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets attributable to our common stock, rather than the total assets which include assets that have been funded with borrowed money.

“Interest payments on borrowed funds” represents an estimate of our annual interest expense based on payments assumed to be made under a securitized revolving credit facility which we expect to enter into following the completion of this offering.

Our management fee is 1.75% of our total assets other than cash and cash equivalents. For the purposes of this table, we have assumed that (i) we maintain no cash or cash equivalents; (ii) we incurred indebtedness for investment purposes in an amount equal to 36.0% of our total assets; and (iii) the anticipated interest rate on the amount borrowed is 6.10%. See “Management — Investment advisory and management agreement.”

(5)	We expect to fully invest the net proceeds from this offering upon the closing of this offering and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income, expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter (including interest that is accrued but not yet received in cash), that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Amounts received as a return of capital will not be included in calculating this portion of the incentive fee. Since the hurdle rate is based on net assets, a return of less than the hurdle rate on total assets may still result in an incentive fee.

The second, payable at the end of each calendar year ending on or after December 31, 2007, equals 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date. See “Management — Management incentive fee.”

The calculation of the incentive fee commenced as of the date on which we elected to become a BDC and is based on the acquisition cost to the Company of assets acquired through the Contribution and the purchase of the Portfolio.

We will defer actual cash payment of any incentive fee earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) is less than 7.5% of our net assets at the beginning of such period. Such payments will only be made at such time as the foregoing conditions are satisfied. These calculations will be appropriately pro rated during the first three calendar quarters following the closing of this offering and will be adjusted for any share issuances or repurchases.

See “Management — Investment advisory and management agreement.”

(6)	Includes estimated organizational expenses of $300,000 (which are non-recurring) and our operating expenses. In addition, “other expenses” includes our estimated overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement. Under the administration agreement, the payments required to be made to the administrator with respect to any fiscal quarter will be capped such that the amounts payable to the administrator, together with all of our other operating expenses, will not exceed an amount representing 1.5% per annum of our net assets attributable to common stock. See “Management — Administration agreement.” In addition, the Manager has contractually agreed for a minimum of 12 months to reimburse the Company for other operating expenses to the extent that the Company’s total annual other operating expenses exceed 1.55% of the Company’s net assets attributable to common stock. There will be no recovery of these amounts in future periods.

(7)	While the Company does not have any current plans to issue preferred stock or other senior securities, if the Company does so in the future, such issuance will be consistent with the 1940 Act.

(8)	The above illustration assumes that we will not realize any capital gains which equals all realized capital gains less the sum of (i) all realized capital losses and (ii) unrealized capital depreciation.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC for registered investment companies, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

While the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other in formation included in this prospectus, before you decide whether to make an investment in our common stock. The known material risks of an investment in the Company are set out below. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the value of our common stock could decline, and you may lose all or part of your investment.

Risks related to our business

We are a newly-incorporated Maryland corporation with no operating history.

We were incorporated in March 2007 and have not yet commenced our operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

We may not be able to replicate GSC Group’s historical performance.

Our primary focus in making investments will differ from those of other private funds that are or have been managed by GSC Group’s investment professionals. Further, our investors are not acquiring an interest in other GSC Group funds. Any investment opportunity will be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we cannot assure you that we will replicate GSC Group’s historical performance, and we caution you that our investment returns could be substantially lower than the returns achieved by other GSC Group funds.

We may compete with investment vehicles of GSC Group for access to GSC Group.

Our investment adviser and its affiliates have sponsored and currently manage other investment vehicles with an investment focus that overlaps with our focus, and may in the future sponsor or manage additional investment vehicles with an overlapping focus to ours, which, in each case, could result in us competing for access to the benefits that we expect our relationship with our investment adviser to provide to us.

We are dependent upon our investment adviser’s key personnel for our future success and upon their access to GSC Group investment professionals.

We will depend on the diligence, skill and network of business contacts of the members of our investment adviser’s investment committee. We will also depend, to a significant extent, on our investment adviser’s access to the investment professionals of GSC Group and the information and deal flow generated by GSC Group’s investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of our investment adviser’s investment committee. The departure of any of the members of our investment adviser’s investment committee, or of a significant number of the investment professionals or partners of GSC Group, could have a material adverse effect on our ability to achieve our investment objectives. In addition, we cannot assure you that our investment adviser will remain our investment adviser or that we will continue to have access to GSC Group’s investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser will have substantial responsibilities in connection with their roles at GSC Group and with the other GSC Group funds as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies on behalf of our administrator. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, we and our investment adviser will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow will depend on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

If we incur indebtedness or issue senior securities we will be exposed to additional risks, including the typical risks associated with leverage.

As of the date of this prospectus, we have no outstanding indebtedness. However, we expect, in the future, to borrow from and issue senior debt securities to, banks and other lenders, including pursuant to a securitized revolving credit facility which we expect to enter into following completion of this offering. See “Obligations and Indebtedness.”

With certain limited exceptions, as a BDC we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

•	There is a likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage.

•	We will be exposed to increased risk of loss if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we did not use leverage.

•	It is likely that such debt or senior securities will be governed by an instrument containing covenants restricting our operating flexibility. These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time.

•	We, and indirectly our stockholders, will bear the cost of leverage, including issuance and servicing costs.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock (although the common stock issuable upon conversion or exchange of such securities will have the same rights, preferences and privileges as our outstanding common stock). As a BDC, we are required to receive, among other things, shareholder approval prior to an issuance of securities convertible into voting securities.

•	Lenders will have fixed dollar claims on our assets that are superior to the claims of our shareholders, as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds are distributed to our shareholders.

Any requirement that we sell assets at a loss to redeem or pay interest or dividends on any leverage or for other reasons would reduce our net asset value and also make it difficult for the net asset value to recover. Our investment adviser and our board of directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

We will pay the investment adviser a base management fee based on our total assets, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation. Our board of directors will monitor the amount of leverage we incur.

We will pay the investment adviser a quarterly base management fee based on the value of our total assets (including any assets acquired with leverage). Accordingly, the investment adviser will have an economic incentive to increase our leverage. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we will incur. If our leverage is increased, we will be exposed to increased risk of loss, bear the increase cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender. See “Risk Factors — Risks related to our business — We will pay the investment adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation. Our investment adviser also controls the timing of when capital gains and losses will be realized on our investments, which may create an incentive to realize capital gains or losses to maximize its compensation. Our board of directors will monitor our performance and the timing of when capital gains and losses are realized.”

We will pay the investment adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation. Our investment adviser also controls the timing of when capital gains and losses will be realized on our investments, which may create an incentive to realize capital gains or losses to maximize its compensation. Our board of directors will monitor our performance and the timing of when capital gains and losses are realized.

The incentive fee payable to the investment adviser may create an incentive for the investment adviser to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the investment adviser is determined, which is calculated as a percentage of the return on net assets, may encourage the investment adviser to use leverage to increase the return to the Company’s investments. If the investment adviser acquires poorly-performing assets with such leverage, the loss to holders of the Shares, including investors in this offering, could be substantial. Moreover, if our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur. See “Risk Factors — Risks related to our business — We will pay the investment adviser a base management fee based on our total assets, which may create an incentive for the investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.”

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to three to ten years. This means that we will be subject to greater risk (other things being equal) than a fund investment solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be investments that are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We will value these investments quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our investments more frequently as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting their value. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the sale of our investments.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are conflicts of interest in our relationship with our investment adviser and/or GSC Group, which could result in decisions that are not in the best interests of our stockholders.

Subject to the restrictions of the 1940 Act, we may co-invest in securities of portfolio companies on a concurrent basis with other funds managed by GSC Group. Similarly a GSC Group fund may, in certain circumstances, invest in securities issued by a company in which we have made, or are making, an investment. Although certain such investments may present conflicts of interest, we nonetheless may pursue and consummate such transactions. These conflicts may include:

Co-Investment.  We will be prohibited from co-investing with other funds managed now or in the future by GSC Group in certain securities of portfolio companies in instances where GSC Group negotiates terms other than price. In instances where we co-invest with a GSC Group fund, while we will invest on the same terms and neither we nor the GSC Group fund may negotiate terms of the transaction other than price, conflicts of interest may arise. For example, if an investee company in which both we and a GSC Group fund have invested becomes distressed, and if the size of our relative investments vary significantly, the decisions relating to actions to be taken could raise conflicts of interest.

Conflicts in Different Parts of Capital Structure.  If a portfolio company in which we and another GSC Group fund hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interests. For example, a debt holder may be better served by a liquidation of the issuer in which it will be paid in full, whereas an equity holder might prefer a reorganization that could create value for the equity holder.

Potential Conflicting Positions.  Given our investment objectives and the investment objectives of other GSC Group funds, it is possible that we may hold a position that is contrary to a position held by another GSC Group fund. For example, we could hold a longer term investment in a certain portfolio company and at the same time another GSC Group fund could hold a short term position in the same company. The GSC Group will make each investment decision separately based upon the investment objective of each of its clients.

Shared Legal Counsel.  We and a GSC Group fund will generally engage common legal counsel in transactions in which both are participating. Although separate counsel may be engaged, the time and cost savings and other efficiencies and advantages of using common counsel will generally outweigh the disadvantages. In the event of a significant dispute or divergence of interests, typically in a work-out or other distressed situation, separate representation may become desirable, and in litigation and other circumstances, separate representation may be necessary.

Allocation of Opportunities.  In particular, our investment adviser provides investment management, investment advice or other services in relation to a number of investment vehicles of GSC Group, which focus on corporate credit, distressed debt, mezzanine investments and structured finance products and have investment objectives that are similar to or overlap with ours. Investment opportunities that may be of interest to us may also be of interest to GSC Group’s other investment vehicles, and GSC Group may buy or sell securities for us which differ from securities which they may cause to be bought or sold for GSC Group’s other investment vehicles. GSC Group may have conflicting interests, including a larger capital commitment to, or larger fees from, another investment vehicle of GSC Group, in determining which investment vehicle should pursue the investment opportunity.

Material Nonpublic Information.  GSC Group or its employees, officers, principals or affiliates may come into possession of material nonpublic information in connection with business activities unrelated to our operations. The possession of such information may limit our ability to buy or sell securities or otherwise participate in an investment opportunity or to take other action it might consider in our best interest.

Cross-Trading.  Subject to applicable law, we may engage in transactions directly with GSC Group or our investment adviser, including the purchase or sale of all or a portion of a portfolio investment. Cross-trades can save us brokerage commissions and, in certain cases, related transaction costs. Cross-trades between affiliates may create conflicts of interest with respect to certain terms, including price, of the transaction. The 1940 Act imposes substantial restrictions on cross-trades between us and GSC Group or our investment adviser. As a result, our board of directors has adopted cross-trading procedures designed to ensue compliance with the requirements of the 1940 Act and will regularly review the terms of any cross-trades.

Our investment adviser’s liability will be limited under the investment advisory and management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement. Pursuant to the investment advisory and management agreement, our investment adviser and its general partner, officers and employees will not be liable to us for their acts, under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its general partner, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our investment adviser incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee, net investment income, for incentive compensation purposes, excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our Portfolio or we incur a net loss for that quarter.

Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) is less than 7.5% of our net assets at the beginning of such period. These calculations will be appropriately pro rated during the first three calendar quarters following the closing of this offering and will be adjusted for any share issuances or repurchases. Furthermore, the incentive fee that we pay is not tied to the market value of our common stock.

If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

As discussed below, there is a risk that certain investments that we intend to treat as qualifying assets will be determined to not be eligible for such treatment. Any such determination would have a material adverse effect on our business.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in private middle market companies. We will compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Several other BDCs have recently raised, or are expected to raise, significant amounts of capital, and may have investment objectives that overlap with ours, which may create competition for investment opportunities. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer but we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC. See “Material U.S. Federal Income Tax Considerations — Tax consequences as a RIC.”

Risks related to our operation as a BDC

Our investment adviser and the members of its investment committee have no experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private U.S. operating companies or public U.S. companies whose securities are not listed on a national securities exchange registered under the Exchange Act (i.e., New York Stock Exchange, American Stock Exchange and The NASDAQ Global Market), cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Our investment adviser does not have any experience managing a BDC. The lack of experience of our investment adviser and the members of its investment committee in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

We will be subject to corporate-level income tax if we fail to qualify as a RIC.

We will seek to qualify as a RIC under the Code, which requires us to qualify continuously as a BDC and meet certain source of income, distribution and asset diversification requirements.

The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.

The annual distribution requirement is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. In such case, if we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of our RIC qualification. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. While we intend to enter into a credit facility following the closing of this offering, which would provide us with access to additional capital, we cannot assure you that we will be able to obtain a credit facility on terms acceptable to us or at all. In addition, if we raise additional capital to satisfy the asset diversification requirements, it could take us time to invest such capital. During this period, we will invest the additional capital in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in first and second lien loans, mezzanine debt and high yield debt.

If we fail to qualify as a RIC for any reason, all of our taxable income will be subject to U.S. federal income tax at regular corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations — Tax consequences as a RIC.”

There is a risk that you may not receive distributions or that our distributions may not grow over time.

As a BDC for 1940 Act purposes and a RIC for U.S. federal income tax purposes, we intend to make distributions out of assets legally available for distribution on a quarterly basis to our stockholders once such distributions are authorized by our board of directors and declared by us. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that is applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Distributions.”

As a BDC, we may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, non-cash income from pay-in-kind securities and deferred payment securities.

Since in certain cases we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the requirement that we distribute an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, to qualify as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Tax consequences as a RIC.”

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock, which we refer to collectively as “senior securities,” and borrow money from banks or other financial institutions up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equal at least 200% after such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

In addition, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act may also impose restrictions on the structure of any securitization.

If our primary investments are deemed not to be qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business plan.

If we are to maintain our qualification as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that the senior loans and mezzanine investments that we propose to acquire constitute qualifying assets because the privately held issuers will not, at the time of our investment, have securities listed on a national securities exchange.

The Securities and Exchange Commission (the “SEC”) has adopted a rule that defines an “eligible portfolio company” as any private domestic operating company and public domestic operating company that does not have securities listed on a national securities exchange. In addition, the SEC has proposed a new rule that would expand the definition of eligible portfolio companies to include publicly-traded companies with a market capitalization of less than $250 million. If adopted or enacted, the effect of this rule would be to further reduce or eliminate confusion surrounding whether a company qualifies as an eligible portfolio company. We cannot assure you that this rule will be approved by the SEC. Until the SEC or its staff has issued a final rule, we will continue to monitor this issue closely. See “— Risks related to our business — Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business” above.

Our ability to enter into transactions with our affiliates will be restricted.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result, we will be limited in our ability to negotiating the term of any investment (except with respect to price) in instances where we are participating in such investments with other funds managed by GSC Group. Generally, we will be prohibited from knowingly making an investment in securities of a portfolio company that is already held by GSC Group or any other fund managed by GSC Group. However, if a portfolio company offers additional securities and existing securities are held by us and GSC Group or other funds managed by GSC Group, then we may participate in a follow-on investment in such securities on a pro-rata basis. As a BDC, the restrictions and protections of the 1940 Act will be applicable, therefore we will be prohibited from entering into transactions with our affiliates.

Our common stock may trade at a discount to our net asset value per share.

Common stock of BDCs, as closed-end investment companies, frequently trades at a discount to net asset value. It is possible that after our initial public offering our common stock will also trade at a discount. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the underwriters’ discount and the amount of the organizational and offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their common stock soon after completion of the initial public offering and our common stock may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our common stock following our initial public offering will trade above, at or below our net asset value per share.

The floating interest rate features of any indebtedness incurred by us could adversely affect us if interest rates rise.

Any indebtedness incurred by us will likely bear interest at a floating rate based on LIBOR. As a result, if LIBOR increases, our costs under any indebtedness incurred would become more expensive, which could have a material adverse effect on our earnings.

Risks related to our investments

Our investments may be risky, and you could lose all or part of your investment.

We anticipate that substantially all of the investments held in the portfolio will hold a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or, where not rated by any rating agency, would be below investment grade, if rated. Debt securities rated below investment grade are commonly referred to as “junk bonds.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Our mezzanine investments may result in an above average amount of risk and volatility or loss of principal. We will invest in assets other than mezzanine investments including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

In addition, private middle market companies in which we expect to invest involve a number of significant risks, including:

•	limited financial resources and being unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	depending on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	difficulty accessing the capital markets to meet future capital needs.

When we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors, subjecting them to greater vulnerability to economic downturns. These factors could affect our investment returns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•	any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

•	in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

There are special risks associated with investing in preferred securities, including:

•	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

•	preferred securities are subordinated debt in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

•	preferred security holders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in that quarter due to realized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt of foreign companies, including the debt of emerging market issuers. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments in the debt of emerging market issuers may subject us to additional risks such as inflation, wage and price controls, and the imposition of trade barriers. Furthermore, economic conditions in emerging market countries are, to some extent, influenced by economic and securities market conditions in other emerging market countries. Although economic conditions are different in each country, investors’ reaction to developments in one country can have effects on the debt of issuers in other countries.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at unacceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The lack of liquidity in our investments may adversely affect our business.

We expect to make investments in private companies. A portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our investment adviser has or could be attributed with material non-public information regarding such business entity.

Other than the agreement relating to the purchase of the Portfolio, we have not entered into any binding agreements with respect to any portfolio company investments.

Other than the agreement relating to the purchase of the Portfolio (as described under “Business — Prospective investments”), we have not entered into any binding agreements with respect to any portfolio company investments that we have identified. Other than the Portfolio, you will not be able to evaluate any specific portfolio company investments prior to purchasing our common stock. Additionally, our investments will be selected by our investment adviser and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our common stock.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate making both debt and minority equity investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Risks related to this offering

An active trading market for our common stock may not develop.

Prior to this offering, there has been no public trading market for our common stock, and an active trading market might never develop. To the extent that an active trading market does not develop, the liquidity and trading prices for our common stock may be harmed. If shares of our common stock are traded after their initial issuance, they may trade at a discount from their initial offering price, depending on the market for similar securities, the performance of our investments and other factors.

Even if a trading market for our common stock develops, it may not be liquid. The liquidity of any market for our common stock will depend upon the number of holders of our common stock, our results of operations and financial condition, the market for similar securities, the interest of securities dealers in making a market in our common stock and other factors.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Investing in non-traded companies may be riskier than investing in publicly traded companies due to a lack of available public information.

We will invest in primarily non-traded companies, which may be subject to higher risk than investments in publicly traded companies. Little public information exists about many of these companies, and we will rely on the ability of GSC Group to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If GSC Group is unable to obtain all material information about these companies, GSC Group may not make a fully informed investment decision, and we may lose some or all our investment in these companies. These factors could subject us to greater risk than investment in publicly traded companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment.

The debt securities in which we invest are subject to credit risk and prepayment risk.

An issuer of debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value.

Certain debt instruments may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may receive less than we paid for such security and we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

We will value investments for which market quotations are not readily available quarterly at a fair value as determined in good faith by our board of directors based on input from our investment adviser, a third party independent valuation firm and our audit committee. We may also be required to value any publicly traded securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of those securities. The types of factors that may be considered in a fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

The net cash proceeds that we receive from this offering will be net of the underwriting discount of $0.975 per share as well as other offering expenses of $0.138 per share. As a result, our net asset value per share immediately after completion of this offering is estimated be to $14.02 per share, compared to an offering price of $15.00 per share. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the net asset value per shares of common stock after this offering by $0.98 and will indirectly bear the costs of the underwriting discount and other offering expenses.

We may sell additional shares of common stock in the future, which may dilute existing stockholders’ interest in us or cause the market price of our common stock to decline.

We may issue additional shares of common stock in subsequent offerings in order to make new investments or for other purposes. We are not required to offer any such stock to existing stockholders on a pre-emptive basis. Therefore, it may not be possible for existing stockholders to participate in such future share issues, which may dilute the existing stockholders’ interests in us. Additional shares of common stock may be issued pursuant to the terms of the underwriters’ over-allotment option, which, if issued, would dilute stockholders’ percentage ownership in us. The issuance of additional shares of common stock by us, or the possibility of such issue, may cause the market price of our common stock to decline.

The market price of our common stock may fluctuate significantly.

Prior to this offering, there has been no public trading market for our common stock. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Provisions of our governing documents and the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

We are governed by our charter and bylaws, which we refer to as our “governing documents.”

Our governing documents and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control of us that might involve a premium price for our stockholders or otherwise be in their best interest.

Our charter provides for the classification of our board of directors into three classes of directors, serving staggered three-year terms, which may render a change of control of us or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our board of directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

Our board of directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of stock that we have authority to issue, which could have the effect of diluting a stockholder’s ownership interest. Prior to the issuance of shares of stock of each class or series, including any reclassified series, our board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

Our governing documents also provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•	The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

•	The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interest shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if our board of directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Although our board of directors has adopted such a resolution, there can be no assurance that this resolution will be not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our board of directors at any time in the future.

CONTRIBUTION

Contributions

We were organized in May 2006 as GSC Investment LLC, a Maryland limited liability company. Prior to our merger into a corporation and our election to be treated as a RIC for U.S. federal income tax purposes, GSC Investment LLC, GSC Group and certain affiliates of GSC Group engaged in a series of transactions. These transactions are referred to in this prospectus as the “Contribution.” Following the Contribution, there will be no affiliation between CDO Fund III and our promoters, underwriters, investment adviser, officers, directors, control persons or principal owners. Unless otherwise noted or the context otherwise requires, the information included in this prospectus assumes that the Contribution will have been completed as described below.

Pursuant to the agreement entered into on October 17, 2006 among GSC CDO III, L.L.C., GSCP (NJ), L.P., GSC Investment LLC and the other investors party thereto, as amended (the “Contribution and Exchange Agreement”), we completed the following acquisitions prior to our merger into a corporation:

•	Acquisition of interests in CDO Fund III

•	GSC Investment LLC issued 1,041,317 common shares to affiliates of GSC Group to acquire (i) a general partner interest in the general partner of the limited partnership that owns the equity in CDO Fund III pursuant to which we will manage the activities of the limited partnership and (ii) a limited partner interest in that same general partner. See Figure 1 below for a diagram representing these contributions. The combined interests indirectly represent a 6.24% equity interest in CDO Fund III, an entity excluded from the definition of “investment company” in reliance upon Section 3(c)(7) of the 1940 Act, and a contractual right to receive approximately 77% of all carried interest distributions with respect to CDO Fund III. Carried interest distributions with respect to CDO Fund III generally equal 20% of all distributions made to the equity investors in CDO Fund III in excess of capital contributions, once such distributions are in excess of a hurdle rate (which we expect will be achieved based on the current value of CDO Fund III). Furthermore, the value of these interests may be positively or negatively affected by any appreciation or depreciation in the value of CDO Fund III’s assets between the time the interests are contributed to us and the completion of the liquidation of CDO Fund III. While there can be no assurances that any carried interest distributions will be received by us in connection with the liquidation of CDO Fund III, our investment in CDO Fund III aligns our interests with the other beneficial owners of CDO Fund III and furthers our investment objective as an asset that may generate current income and provide the potential for capital appreciation. These common shares (which were initially issued at the initial public offering price as set forth on the cover of this prospectus and will be subsequently adjusted to reflect the actual initial public offering price) were converted into shares of our common stock upon our merger into a GSC Investment Corp. as described below. The interests in CDO Fund III acquired by GSC Investment LLC were issued in private placements not requiring registration under the Securities Act.

•	The contribution by GSC Group and its affiliates of general and limited partner interests has been valued at $15,619,761 in the aggregate, which represents the fair value of such interests as determined by a majority of our independent directors in good faith and is less than 13% of the expected value of our assets upon completion of this offering. As consideration for the Contribution, we issued 1,041,317 shares to GSC Group and its affiliates (calculated at the initial public offering price). Prior to the date of the acquisition of interests, we calculated the net liquidation value of the collateral held in CDO Fund III by determining the aggregate fair market value of its assets, less the debt issued by CDO Fund III and expenses associated with CDO Fund III’s liquidation. This methodology may or may not reflect the value that could be obtained for these interests in CDO Fund III in a transaction with a third party. As of March 21, 2007 the total assets in CDO Fund III were valued at $600,188,023. Based on this value, the expected distributions to equity investors of CDO Fund III generated by its liquidation are $106,081,506, (after paying off approximately $493,833,450 million of principal of, and interest on, debt issued by CDO Fund III and estimated expenses of $273,067 associated with such liquidation) and the net distributions that we would expect to receive in respect of our general partner and limited partner interests in CDO Fund III (including our share of the net carried interest distribution amounts) are $15,619,761. Under the terms of the contribution agreement, each contributor has severally agreed to pay us in cash such contributor’s pro rata portion of an additional amount of up to $5,000,000 in the aggregate to the extent that the actual distributions we receive with respect to the general partner and limited partner interests in CDO Fund III are less than the agreed fair value. Our investment adviser believes that the contributors have the financial ability to make these additional contributions, if any.

•	Acquisition of role as Collateral Manager of CDO Fund III

•	GSC Investment LLC entered into an agreement with GSCP (NJ), L.P., the current collateral manager of CDO Fund III, requiring payment by the Company of $144,000 to GSCP (NJ), L.P., to acquire the right to act as collateral manager to CDO Fund III, and in doing so assumed all of the rights and obligations of the collateral manager, including the right to receive all fees that are expected to be received by the collateral manager following the Contribution. See Figure 1 below for a diagram representing this contribution. Under the terms of the Collateral Management Agreement, we have assumed responsibility for directing the investment and reinvestment of the CDO Fund III collateral, selecting new collateral, monitoring existing collateral and directing the trustee, custodian or collateral administrator in the acquisition or disposition of collateral. Following the acquisition of the right to act as collateral manager, our senior officers, with oversight from our board of directors, will actively manage the liquidation of CDO Fund III. CDO Fund III will be defeased and its assets will be liquidated at the direction of the owners of CDO Fund III. We will purchase the assets of CDO Fund III comprising the Portfolio as we have determined these assets are appropriate investments given our investment strategy.

•	In light of the planned liquidation of CDO Fund III, we expect our activities as collateral manager will be primarily related to the orderly liquidation of the remaining portfolio assets in CDO Fund III and any activities incidental thereto, e.g., liasing with the trustee. The management fee we receive will be related to these activities.

•	We valued this role as collateral manager to CDO Fund III at its fair market value of $144,000, as determined by a majority of our independent directors in good faith. We estimated the management fee that would accrue and be payable under the existing collateral management agreement between CDO Fund III and the collateral manager after March 21, 2007 through the maturity of the CDO Fund III Notes. This methodology may or may not reflect the value that could be obtained for the right to act as collateral manager in CDO Fund III in a transaction with a third party. The management fee is expected to be $171,233.

•	Pursuant to the collateral management agreement, we (including our directors and officers) will not be liable for any acts or omissions or any decrease in value of CDO Fund III, except by reason of acts or omissions constituting criminal conduct, fraud, bad faith, willful misconduct or gross negligence, or reckless disregard of our duties as collateral manager. CDO Fund III has agreed to indemnify and hold us harmless from and against any and all liabilities, charges and claims of any nature whatsoever arising from acts or omissions made in good faith and transactions not constituting criminal conduct, fraud, bad faith, willful misconduct or gross negligence, or reckless disregard of our duties as collateral manager. Upon completion of the liquidation, CDO Fund III will have no assets to meet any of its obligations under our indemnity. We may be exposed to liability to other parties as a result of serving as the collateral manager to CDO Fund III.

Figure 1: Contributions of general partner and limited partner interests in CDO Fund III and role as collateral manager.

CDO Fund III was organized on 2001 to purchase high yield bonds and leveraged loans and to earn investors in CDO Fund III an above-market return on their investment. Following the contribution described above, we will serve as the sole collateral manager of CDO Fund III. We expect our role as collateral manager of CDO Fund III will be limited to activities incidental to the orderly liquidation of the remaining assets in CDO Fund III, which we expect will be completed in approximately 45 days. We believe that the fair market value of the remaining assets in CDO Fund III will be approximately $600 million as of March 21, 2007. The divested bonds and loans will be sold in the liquidation to various broker dealers that trade high yield bonds and leveraged loans. There are no arrangements that would cause the Company to sell any of the remaining assets of CDO Fund III to any affiliates of the Company or any of the principal underwriters. If any of the principal underwriters submit a bid to acquire any bond or loan, such sale will be subject to compliance by the Company with the restrictions on cross trades set forth in the 1940 Act. We do not consider CDO Fund III to be an eligible portfolio company, so our investment in

CDO Fund III will not be a qualifying asset. See “Regulation — Qualifying assets.” In addition, our investment in CDO Fund III will be an illiquid investment.

Conversion to a Maryland Corporation.

Prior to the issuance of common stock in this offering, GSC Investment LLC merged with and into GSC Investment Corp., a Maryland corporation, in accordance with the procedure for such merger in GSC Investment LLC’s limited liability company agreement and Maryland law. In connection with such merger, each outstanding common share of GSC Investment LLC was, without any further action or consent required by the holders thereof, converted into an equivalent number of shares of common stock of GSC Investment Corp.

Tax Election

We intend to file an election to be treated as a RIC under Subchapter M of the Code commencing with our first taxable year as a corporation.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 7,250,000 shares of our common stock in this offering will be approximately $100,681,250, assuming an initial offering price of $15.00 per share, after deducting the underwriters’ discount of $7,068,750 payable by us and estimated offering expenses of approximately $1,000,000 payable by us.

We expect to use substantially all of the net proceeds of this offering to purchase all of the assets in the Portfolio and make investments as described under “Business — Prospective investments” and elsewhere in this prospectus and to pay our operating expenses. We plan to invest the remainder of the net proceeds of this offering, if any, in portfolio companies in accordance with our investment objectives and strategies which may include additional assets, not included in the Portfolio, from CDO Fund III in accordance with the requirements of the 1940 Act.

We intend to invest primarily in first and second lien loans, mezzanine debt and high yield bonds issued by private U.S. companies, each of which may include an equity component, and, to a lesser extent, in equity securities in such companies. In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments, including distressed debt, debt and equity securities of public companies, credit default swaps, emerging market debt and equity and synthetic securities in collateralized debt obligation (“CDO”) vehicles. Pending such investments, we will invest the net proceeds primarily in cash in the aggregate, cash equivalents, U.S. government securities and other high quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock may decline. See “Regulation — Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors. Any such distributions will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to a dividend reinvestment plan. See “Dividend Reinvestment Plan.” In order to maintain our qualification as a RIC, we must distribute an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. The consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

DIVIDEND REINVESTMENT PLAN

We will adopt a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator. The reinvestment of our distributions does not relieve stockholders of any tax that may be payable on such distributions. For U.S. federal income tax purposes, stockholders will be treated as receiving the amount of the distributions made by us, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by us, the fair market value of the shares issued to the stockholder.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

Your may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Material U.S. Federal Income Tax Considerations”.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisory for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the board of directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

CAPITALIZATION

The following table sets forth our capitalization (1) on an as adjusted basis to give effect to the Contribution and (2) on a pro forma as adjusted basis to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, after deducting the underwriters’ discount and estimated offering expenses payable by us. You should read this table together with “Use of Proceeds.”

	As of March 21, 2007
		Pro forma as
	As Adjusted(1)	Adjusted(1)(2)

Assets:
Investments, at fair value	$15,619,761	$15,619,761
Cash	1,030	101,682,280
Deferred offering cost	671,550	—

Total assets	16,292,341	117,302,041

Liabilities:
Total liabilities	$766,743	$1,095,193

Stockholders’ equity:
Common Stock, par value $.0001 per share, 100,000,000 shares authorized, 8,291,384 common shares issued and outstanding	104	829
Additional paid-in-capital in excess of par value	15,620,657	116,301,182
Accumulated deficit	(95,163)	(95,163)

Total stockholders’ equity	15,525,598	116,206,848
Total liabilities and stockholders’ equity	$16,292,341	117,302,041

(1)	Amount of capitalization based upon the fair value of the Contributions as of March 21, 2007 and assumes an initial public offering price of $15.00 per share.

(2)	Excludes the underwriter’s over-allotment option to purchase 1,087,500 shares of common stock. The amounts shown in the “Pro Forma as Adjusted” column above will change depending on the total amount of proceeds received by us in this offering.

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted net asset value per share of our common stock immediately after the completion of this offering.

The net asset value of our common stock after giving effect to the Contributions is $15.5 million, or approximately $14.91 per share as of March 21, 2007. We determined net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) by the number of shares of common stock to be outstanding after giving effect to the Contributions. After our election to be treated as a BDC and before the completion of this offering, our board of directors will determine our net asset value in accordance with the requirements of the 1940 Act.

After giving effect to the sale of our common stock in this offering assuming an initial public offering price of $15.00 per share and after deducting estimated sales load and estimated expenses of the offering payable by us, our as-adjusted net asset value as of March 21, 2007 would have been approximately $116.2 million, or $14.02 per share. This represents an immediate decrease in our net asset value per share of $0.89 to GSC Group and/or its affiliates and dilution in net asset value per share of $0.98 to new investors who purchase shares in this offering.

The following table illustrates this per share dilution:

Assumed initial public offering price per share		$15.00

As adjusted net asset value per share as of March 21, 2007 after giving effect to the Contributions	$14.91

Decrease in net asset value per share attributable to new investors in this offering	$0.89

As adjusted net asset value per share after this offering		$14.02

Dilution per share to new investors		$0.98

The following table summarizes, as of March 21, 2007, and after giving effect to the Contributions, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by GSC Group and/or its affiliates and to be paid by new investors purchasing shares of common stock in this offering, at the initial public offering price of $15.00 per share and before deducting the sales load and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration			Average Price
	Number	Percent	Amount		Percent	per Share

GSC Group and/or its affiliates	1,041,384	12.6%	$15,620,761	(1)	12.6%	$15.00
New investors(2)	7,250,000	87.4%	$108,750,000		87.4%	$15.00

Total	8,291,384	100.0%	$124,370,761		100.0%

(1)	Represents the value of the interests relating to CDO Fund III contributed by GSC Group and/or its affiliates interests in CDO Fund III, representing an indirect equity interest of approximately 6.24% in CDO Fund III.

(2)	To the extent the underwriters exercise their option to purchase additional shares, there will be further dilution to new investors. Should the underwriters exercise their full option, the above table would be as follows:

	Shares Purchased		Total Consideration			Average Price
	Number	Percent	Amount		Percent	per Share

GSC Group and/or its affiliates	1,041,384	11.1%	$15,620,761	(1)	11.1%	$15.00
New investors	8,337,500	88.9%	$125,062,500		88.9%	$15.00

Total	9,378,884	100.0%	$140,683,261		100.0%

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

GSC Investment Corp. was incorporated under the Maryland General Corporation Law on March 21, 2007. We have elected to be treated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we will generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. operating companies or public U.S. companies whose securities are not listed on a national securities exchange registered under the Exchange Act (i.e., New York Stock Exchange, American Stock Exchange and The NASDAQ Global Market), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are subject to a leverage restriction. We are only allowed to borrow amounts, with certain limited exceptions, such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. This offering will significantly increase our capital resources because it will increase our borrowing capacity.

Revenues

We plan to generate revenue in the form of interest income on the debt that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of first and second lien senior loans or mezzanine debt, to have terms of up to ten years, (but an expected average life of between three and seven years) and typically to bear interest at a fixed or floating rate. Interest on debt will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer collection of payments of interest earned for the first few years after our investment. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest, to a lesser extent, in equity securities, which may, in some cases, include preferred securities that pay dividends on a current basis.

Expenses

Our primary operating expenses will include the payment of investment advisory and management fees and overhead expenses, including our allocable portion of our administrator’s overhead under the administration agreement. Our allocable portion will be based on the proportion that our total assets bears to the total assets administered by our administrator. Our investment advisory and management fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management — Investment advisory and management agreement” and “Management — Administration agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business, such as our allocable portion of our administrator’s overhead under the administration agreement, including rent and our allocable portion of the cost of our other officers and their respective staffs relating to the performance of services under this agreement (including travel expenses).

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial condition, liquidity and capital resources

We will generate cash primarily from the net proceeds of this offering, as well as any future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also securitize a portion of our investments in first and second lien senior loans or mezzanine debt or other assets. Our primary use of funds will be investments in our targeted asset classes and cash distributions to holders of our common stock.

Distribution policy

We intend to qualify as a RIC under the Code, which allows us to avoid corporate-level tax on our income. To qualify as a RIC, we must distribute to our stockholders an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, on an annual basis. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual obligations

We will enter into, or have already entered into, three contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which GSCP (NJ), L.P. has agreed to serve as our investment adviser; the administration agreement, pursuant to which our administrator will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance and a license agreement with GSC Group, pursuant to which GSC Group will agree to grant us a non-exclusive, royalty-free license to use the name “GSC.” Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) and (2) an incentive fee based on our performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. See “Management — Investment advisory and management agreement” and “Management — Administration agreement.” Each of these contracts may be terminated by either party without penalty upon 60 days written notice to the other. Further, although our Chief Financial Officer, Chief Compliance Officer, and Vice President and Secretary will have certain duties to us, they will also perform duties for other GSC Group related entities.

OBLIGATIONS AND INDEBTEDNESS

Under the 1940 Act, we are not permitted to incur indebtedness or issue shares of preferred stock unless immediately after such borrowing or issuance our asset coverage, as defined in the 1940 Act, equals at least 200%. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the net asset value of our portfolio is at least 200% of the liquidation value of our outstanding preferred stock. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. Any additional sale of shares of our common stock will increase our capacity to borrow under these facilities in compliance with the leverage restrictions of the 1940 Act. See “Regulation — Indebtedness and senior securities.”

In order to borrow under any borrowing arrangements, we will likely be required to meet various financial and operating covenants. These covenants will likely require us to maintain certain financial ratios, including debt to equity and interest coverage, a minimum net worth and will also limit our ability to declare dividends if we default under certain provisions.

Assuming the use of leverage in the amount of 36% of our total assets and an annual interest rate of 6.10% payable on such leverage based on estimated market dividend/interest rates as of the date of this prospectus, the additional income that we must earn (net of estimated expenses related to leverage) in order to cover such interest payments is 4.4%. Our actual cost of leverage will be based on market interest rates at the time we undertake a leveraging strategy, and such cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on total return on our common stock, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the investment portfolio’s returns will be. The table further reflects the use of leverage representing approximately 36% of the our total assets after such issuance and the Company’s currently projected dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 6.10%. See “Risk Factors.” The table does not reflect any offering costs of our common stock or leverage.

Assumed Portfolio Return	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Common Stock Total Return	(20.0)%	(12.2)%	(4.4)%	3.4%	11.2%

Total return is composed of two elements — the common stock dividends paid by the Company (the amount of which is largely determined by the Company’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Company owns. As required by Securities and Exchange Commission rules, the table assumes that the Company is more likely to suffer capital loss than to enjoy capital appreciation.

During the time in which the Company is using leverage, the amount of the fees paid to the investment adviser for investment management services will be higher than if the Company did not use leverage because the fees paid will be calculated based on our total assets including assets resulting from indebtedness. Because the leverage costs will be borne by the Company at a specified rate, only the common stock will bear the cost of these fees and expenses.

Unless and until the Company uses leverage, the common stock will not be leveraged and this section will not apply. Any determination to use leverage by the Company, including the aggregate amount of leverage, if any, from time to time and the type and terms of such leverage, will be made by the investment adviser, subject to approval of the board of directors.

The Company Credit Facility

After the closing of this offering, we expect to enter into a securitized revolving credit facility (the “Company Credit Facility”) of up to approximately $125 million. Advances under the Company Credit Facility will be used by us to make additional investments. We expect that the Company Credit Facility will be primarily secured by a perfected first priority lien in all of the additional investments acquired by us with the advances under the Company Credit Facility, as well as the Portfolio, if necessary. We expect that the available fundings under the Company Credit Facility will be subject to a borrowing base and that the Company Credit Facility will bear interest at the commercial paper rate plus 75 basis points. We expect that the pool of additional investments securing part or all of the Company Credit Facility would need to meet certain eligibility criteria defined in the documents governing the Company Credit Facility. One or more of the underwriters in this offering, or an affiliate of an underwriter in this offering, may be a lender under the Company Credit Facility. There can be no assurance that we will be able to obtain this Company Credit Facility on terms acceptable to us or at all, or that we will be able to borrow the amounts anticipated even if we are able to obtain such a Company Credit Facility.

The portfolio that we expect to hold immediately following the completion of this offering must experience an annual rate of return of approximately 4.4% to cover annual interest payments on obligations incurred under the Company Credit Facility.

The CDO Fund III Notes

In order for us to successfully complete the purchase of the Portfolio, CDO Fund III is required under its governing indenture to place an aggregate of $498 million on deposit with the indenture trustee, which is an amount sufficient to allow the defeasance (i.e., retirement) of all of the outstanding secured notes issued by CDO Fund III. Defeasance of all of the outstanding secured notes of CDO Fund III is required in order to release the underlying collateral subject to the CDO Fund III indenture to permit CDO Fund III’s sale of the Portfolio to us and to permit the sale of CDO Fund III’s remaining assets and the securitization, if any, of such assets under the issuance of the CDO Fund III Notes to finance such assets pending such sale. CDO Fund III expects to fund the required deposit amount from the proceeds it receives from the sale of the Portfolio, together with the issuance of the CDO Fund III Notes, which we expect will be issued in the aggregate amount of up to $250 million. We expect that the CDO Fund III Notes will be issued at the closing of this offering and will be secured under the existing indenture by a general security interest in all the assets of CDO Fund III. The underwriters of this offering may or may not be purchasers of, or involved in the issuance of, the CDO Fund III Notes. If sufficient funding from the issuance of the CDO Fund III Notes is not available for any reason, CDO Fund III will need to arrange alternative financing to fund the required deposit in order to retire the secured notes and thereby allow the Portfolio to be delivered to us under the portfolio acquisition agreement.

BUSINESS

General

GSC Investment Corp. is a newly-incorporated Maryland corporation that has elected to be treated as a BDC under the 1940 Act. Our investment objectives are to generate both current income and capital appreciation through debt and, to a lesser extent, equity investments by primarily investing in private middle market companies, as well as select high yield bonds. We intend to file an election to be treated as a RIC under subchapter M of the Code commencing with our first taxable year as a corporation.

We have entered into a portfolio acquisition agreement with CDO Fund III, an exempted company with limited liability under the Companies Law (2004 Revision) of the Cayman Islands (the “Cayman Islands Companies Law”). A Cayman Islands exempted company is a company that conducts its business outside the Cayman Islands, is exempt from certain regulatory requirements of the Cayman Islands Companies Law and which may take advantage of certain favorable tax provisions under the tax laws of the Cayman Islands. Pursuant to the portfolio acquisition agreement, we have agreed to purchase for cash a portfolio of approximately $98 million of debt investments that consist of first lien and second lien loans, senior secured bonds and unsecured bonds held by CDO Fund III (the “Portfolio”). We intend to use the net proceeds of this offering to complete this acquisition promptly following the closing of this offering. We also intend to make additional investments that are consistent with our investment strategy. Over time we anticipate that the amount of senior secured and unsecured bonds will decrease as a percentage of our total assets as we add mezzanine debt and new first and second lien loan assets to the portfolio. See “— Prospective investments — The Portfolio.”

We anticipate that our portfolio will be comprised primarily of investments in first and second lien loans, mezzanine debt and high yield debt issued by private companies, which will be sourced through a network of relationships with commercial finance companies and commercial and investment banks as well as through our relationships with financial sponsors. The capital that we provide is generally used to fund buyouts, acquisitions, growth, recapitalizations, note purchases and other types of financing. First and second lien loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Mezzanine debt and high yield bonds in private companies subordinated to senior loans and are generally unsecured, though approximately 49% of the high yield bonds in the initial portfolio are secured. However, there can be no assurance that we will make investments in secured bonds to the same extent in the future. In some cases, we may also receive warrants or options in connection with our debt investments. We also anticipate, to a lesser extent, making equity investments in private middle market companies. Investments in warrants, options or other equity investments will generally be made in conjunction with loans we make to these companies.

While our primary focus will be to generate both current income and capital appreciation through investments in debt and, to a lesser extent, equity securities of private middle market companies, we intend to invest up to 30% of our assets in opportunistic investments. Opportunistic investments may include investments in distressed debt, debt and equity securities of public companies, credit default swaps, emerging market debt, or CDO vehicles holding debt, equity or synthetic securities. As part of this 30%, we may also invest in debt of private middle market companies located outside of the United States. Given our primary investment focus on first and second lien loans, mezzanine debt and high yield bonds in private companies, we believe our opportunistic investments will allow us to supplement our core investments with other investments that are within GSC Group’s expertise that we believe offer attractive yields and/or the potential for capital appreciation.

We expect that the first and second lien loans will generally have stated terms of three to ten years and that the mezzanine debt will generally have stated terms of up to ten years, but that the expected average life of such first and second lien loans and mezzanine debt will generally be between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. We anticipate that substantially all of the investments held in our portfolio will hold a sub-investment grade rating by Moody’s

Investors Service and/or Standard & Poor’s or, if not rated, would be below investment grade if rated. Debt securities rated below investment grade are commonly referred to as “junk bonds.”

About GSC Group

GSCP (NJ), L.P. is an investment adviser with approximately $22.2 billion of assets under management as of December 31, 2006. GSC Group was founded in 1999 by Alfred C. Eckert III, its Chairman and Chief Executive Officer. Its senior officers and advisers are in many cases long-time colleagues who have worked together extensively at other institutions, including Goldman, Sachs & Co., Greenwich Street Capital Partners and The Blackstone Group. GSC Group specializes in credit-based alternative investment strategies including corporate credit, distressed investing and real estate. GSC Group is privately owned and has over 170 employees with headquarters in New Jersey, and offices in New York, London and Los Angeles.

GSC Group operates in three main business lines: (i) the corporate credit group which is comprised of 28 investment professionals who manage approximately $8.0 billion of assets in leveraged loans, high yield bonds, mezzanine debt and derivative products with investments in more than 450 companies; (ii) the equity and distressed investing group which is comprised of 19 investment professionals who manage approximately $1.3 billion of assets in three control distressed debt funds and a long/short credit strategies hedge fund; and (iii) the real estate group which is comprised of 16 investment professionals managing $12.9 billion of assets, including a privately-held mortgage REIT (GSC Capital Corp.), various synthetic and hybrid collateralized debt obligation funds and a structured products hedge fund.

Our investment adviser

We will be externally managed and advised by our investment adviser, GSCP (NJ), L.P. Our Chairman Richard M. Hayden and CEO Thomas V. Inglesby have management responsibility for the corporate credit group and are officers of our investment advisor. Mr. Hayden and Mr. Inglesby have combined experience of over 56 years and individually have experience of over 36 years and 20 years, respectively. Mr. Hayden and Mr. Inglesby will be supported by the 28 investment professionals within the corporate credit group. Additionally, the Fund will have access to GSC Group’s 35 investment professionals in its equity and distressed investing group and its real estate group. Under our investment advisory and management agreement, we have agreed to pay our investment adviser an annual base management fee based on our total assets, as defined under the 1940 Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See “Management — Investment advisory and management agreement.” Our investment adviser, together with certain affiliates, does business as GSC Group.

Our investment adviser is responsible for administering our business activities and day-to-day operations and will use the resources of GSC Group to support our operations. We believe that our investment adviser will be able to leverage GSC Group’s current investment platform, resources and existing relationships with financial institutions, financial sponsors, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, we expect that the GSC Group investment platform will assist our investment adviser in analyzing and monitoring investments. In particular, these resources provide us with a wide variety of investment opportunities and access to information that assists us in making investment decisions across our targeted asset classes, which we believe provide us with a competitive advantage. Since GSC Group’s inception in 1999, it has been investing in first and second lien loans, high-yield bonds and mezzanine debt. In addition to having access to over 65 investment professionals employed by GSC Group, we will also have access to over 100 GSC Group administrative professionals who will provide assistance in accounting, legal compliance and investor relations.

Our relationship with our investment adviser and GSC Group

We intend to utilize the personnel, infrastructure, relationships and experience of GSC Group and our investment adviser to enhance the growth of our business. We currently have no employees, and each of our executive officers is also an officer of GSC Group. Following completion of this offering GSC Group and its affiliates will own 1,041,384 shares of common stock, which it will have received in exchange for the contribution of its interests in CDO Fund III in connection with the Contribution. See “Contribution.” Upon completion of this offering, GSC Group will no longer have any continuing economic interest or affiliation with CDO Fund III.

We recently entered into an investment advisory and management agreement with our investment adviser. The initial term of the investment advisory and management agreement shall be for two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. Pursuant to the investment advisory and management agreement, our investment adviser implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our investment adviser is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

Pursuant to our investment advisory and management agreement, our investment adviser has formed an investment committee to advise and consult with our investment adviser’s senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the cumulative experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee will consist of members of GSC Group’s senior investment staff, including Thomas Inglesby, our Chief Executive Officer, Richard Hayden, our Chairman, Robert Cummings, Jr., Thomas Libassi and Daniel Castro, Jr. All of the members of this committee are senior officers in various divisions of GSC Group. Mr. Inglesby is Senior Managing Director of GSC Group. Mr. Hayden is Vice Chairman of GSC Group, head of the corporate credit group and a member of the GSC Group management committee. Mr. Cummings is Senior Managing Director of GSC Group, Chairman of the risk and conflicts committee, Chairman of the valuation committee and a member of the GSC Group management committee. Mr. Libassi is Senior Managing Director of GSC Group’s equity and distressed debt business unit. Mr. Castro is Managing Director of GSC Group’s real estate group and Chief Investment Officer of the real estate investment trust. The investment committee will approve all investments in excess of $5 million made by the Company by unanimous consent. Along with the corporate credit group’s investment staff, the investment committee will actively monitor investments in our portfolio. Sale recommendations made by the corporate credit group’s investment staff must be approved by three out of five investment committee members.

Market opportunity

We believe the environment for investing in private middle market companies is attractive for the following reasons:

•	middle market debt securities are attractive compared to more broadly syndicated debt securities because middle market debt securities generally have more conservative capital structures, tighter financial covenants, better security packages and higher yields.

•	established relationships create a high barrier to entry in the middle market financing business. Specifically, private middle market companies and their financial sponsors prefer to access capital from and maintain close and longstanding relationships with a small group of well-known capital providers.

•	many private middle market companies prefer to execute transactions with private capital providers, rather than execute high-yield bond transactions in the public markets, which may necessitate SEC compliance and reporting obligations.

•	the middle market debt segment is a highly fragmented portion of the leveraged finance market. We believe that many of the largest capital providers in the broader leveraged finance market choose not to participate in middle market lending because of a preference for larger, more liquid transactions.

•	we expect continued strong leverage buyout activity from private equity firms who currently hold large pools of uninvested capital earmarked for acquisitions of private middle market companies. These private equity firms will continue to seek to leverage their investments by combining their equity capital with senior secured loans and mezzanine debt from other sources.

Competitive advantages

Although we have no prior operating history and our investment advisor, GSC Group, has no experience managing a BDC, we believe that through our relationship with GSC Group, we will enjoy several competitive advantages of GSC Group over other capital providers to private middle market companies.

GSC Group’s investment platform

GSC Group has a long history of strong performance across a broad range of asset classes and sectors. The senior investment professionals of GSC Group have extensive experience investing in syndicated loans, high-yield bonds, mezzanine debt and private equity.

Rapid deployment of offering proceeds

Shortly after the consummation of this offering, we intend to use the net proceeds to fund the purchase of the Portfolio, which consists of approximately $98 million of debt investments that consist of first lien and second lien loans, senior secured bonds and unsecured bonds. We believe that this rapid deployment of offering proceeds into these assets will provide potential for higher initial returns than cash or cash equivalents and distinguishes us from some of our potential competitors.

Experience sourcing and managing middle market loans

GSC Group has historically focused on investments in private middle market companies and we expect to benefit from this experience. Our investment adviser will use GSC Group’s extensive network of relationships with intermediaries focused on private middle market companies to attract well-positioned prospective portfolio company investments. Since 2003, the GSC Group corporate credit group has reviewed over 970 new middle market loan opportunities, approximately 340 of which were second lien loans. Of the loans reviewed, 285 were purchased, including 51 second lien loans. In addition, our investment adviser will work closely with the equity and distressed debt and European mezzanine groups, which oversee a portfolio of investments in over 50 companies, maintain an extensive network of relationships and possess valuable insights into industry trends.

Experienced management and investment committee

Thomas V. Inglesby, our Chief Executive Officer and Senior Managing Director of GSC Group, has over 20 years of middle market investing experience having managed leveraged loan, high-yield bond, mezzanine debt, distressed debt and private equity portfolios. In addition to Mr. Inglesby, our investment committee consists of Richard M. Hayden, Mr. Robert F. Cummings, Jr., Thomas J. Libassi and Daniel I. Castro, Jr. Mr. Hayden is Vice Chairman of GSC Group, head of the corporate credit group and a member of the GSC Group management committee. Mr. Hayden was previously with Goldman, Sachs & Co. from 1969 until 1999 and was elected a Partner in 1980. Mr. Cummings is a Senior Managing Director of GSC Group, Chairman of the risk and conflicts committee, Chairman of the valuation committee and a member of the GSC Group management committee. Mr. Cummings was previously with Goldman, Sachs & Co. from 1973 to 1998. Mr. Libassi is Senior Managing Director of GSC Group in the equity and distressed debt group and has 23 years of experience managing high-yield and distressed debt portfolios. Mr. Castro is Managing Director of GSC Group in the real estate group. Mr. Castro has over 24 years of experience investing in debt products and was, until 2004, on the Institutional Investor All-American Fixed Income Research Team every year since its inception in 1992.

Diversified credit-oriented investment strategy

Through the use of GSC Group’s credit-based investment approach which relies on detailed business and financial analysis and portfolio diversification, we will seek to minimize principal loss while maximizing risk-adjusted returns. We believe that our affiliation with GSC Group offers an attractive opportunity to invest in middle market first and second lien loans and mezzanine debt.

Utilizing our broad transaction sourcing network and relationships with middle market lenders

We intend to capitalize on the diverse deal-sourcing opportunities that we believe GSC Group brings to us as a result of its investment experience in our targeted asset classes, track record and extensive network of contacts in the financial community, including financial sponsors, merger & acquisition advisory firms, investment banks, capital markets desks, lenders and other financial intermediaries and sponsors. In addition, through its other activities, GSC Group is regularly in contact with portfolio company management teams that can help provide additional insights on a wide variety of companies and industries.

In particular, GSC Group has developed its middle market franchise via extensive relationships with middle market loan originators. These relationships have been developed over the past 15 years at multiple levels of management within GSC Group and have resulted in GSC Group’s ability to generate a significant amount of middle market opportunities, including first and second lien loans and mezzanine debt securities. We believe that these relationships will continue to provide GSC Group with access to middle market debt securities.

Extensive industry focus

Since its founding in 1999, GSC Group has invested in over 950 companies and over this time has developed long-term relationships with management teams and management consultants. We expect that the experience of GSC Group’s investment professionals in investing across the aerospace, automotive, broadcasting/cable, consumer products, environmental services, technology, telecom and diversified manufacturing industries, throughout various stages of the economic cycle, will provide our investment adviser with access to ongoing market insights and favorable investment opportunities.

Disciplined investment process

In making its investment decisions, our investment adviser intends to apply GSC Group’s rigorous and consistent investment process. Upon receiving an investment opportunity, GSC Group’s corporate credit group performs an initial screening of the potential investment which includes an analysis of the company, industry, financial sponsor and deal structure. If the investment is suitable for further analysis, GSC Group’s investment staff conducts a more intensive analysis which includes in-depth research on competitive dynamics in the industry, customer and supplier research, cost and growth drivers, cash flow characteristics, management capability, balance sheet strength, covenant analysis and a distressed recovery analysis. Our investment approach will emphasize capital preservation and minimization of downside risk.

Flexible transaction structuring

We expect to be flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of GSC Group have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout various economic cycles and across a company’s capital structure so that we can make investments consistent with our stated objectives.

Access to GSC Group’s infrastructure

We will have access to GSC Group’s finance and administration function which addresses legal, compliance, and operational matters, and promulgates and administers comprehensive policies and procedures regarding important investment adviser matters, including portfolio management, trading allocation and execution, securities valuation, risk management and information technologies in connection with the performance of our investment adviser’s duties hereunder. We believe that the finance and administrative infrastructure established by GSC Group is an important component of a complex investment vehicle such as a BDC. These systems support, and are integrated with, our portfolio management functions. GSC Group has over 170 employees, including over 65 investment professionals, who will be available to support our operations.

We will also have the benefit of the experience of GSC Group’s senior professionals and members of its advisory board, many of whom have served on public and private company boards and/or served in other senior management roles. We believe that this experience will also be valuable to our investment adviser and to us.

Prospective investments

The Portfolio

We have entered into a portfolio acquisition agreement that grants us the exclusive right to purchase the Portfolio for approximately $98 million in cash (subject to certain adjustments) plus accrued interest on the assets in the Portfolio. See Figure 2 below for a diagram representing the Portfolio sale. Our board of directors has engaged Valuation Research Corporation (“VRC”), an independent valuation firm, to assist it in determining the fair value of each illiquid investment in the Portfolio for which there are no readily available market quotations. We have agreed to pay VRC a total fee of approximately $160,000. Our investment adviser has provided VRC with detailed information on each investment, including prices for each investment in the Portfolio that it believes represent fair value. VRC has conducted a valuation analysis on each asset in the Portfolio and is of the opinion that the prices proposed by our investment adviser for such assets are reasonable. Our board of directors will utilize the services of VRC to review the fair value of any securities considered by our investment adviser. Based on its reviews and analysis, VRC is of the opinion that the final fair value of the Portfolio is consistent in all material respects with the prices proposed by our investment manager.

The purchase price will be the sum of the valuations ascribed to each asset in the Portfolio as determined by our board of directors. The term of the portfolio acquisition agreement provides for a final valuation of the investments and a corresponding price adjustment prior to the closing of the purchase of the Portfolio. Consents are generally not required with respect to the transfer or assignment of many of the investments in the Portfolio, except in the case of a limited number of the Portfolio assets, which consents we expect to receive prior to the purchase of the Portfolio. If a consent is required and not obtained from any portfolio company in the Portfolio as of the closing of the purchase, the purchase price will be reduced by the amount ascribed to such asset and we will purchase only the portion of the Portfolio for which we have received the necessary consents and acknowledgements. If the consent is received within 60 days following the closing, we will purchase the assets at the final valuation amount plus accrued interest. In compliance with our future obligations as a BDC, we will offer to provide each of the companies in the Portfolio our significant managerial assistance. The portfolio acquisition agreement contains customary representations and warranties, including those relating to good title to the investments to be purchased. In addition, CDO Fund III will agree to indemnify us for one year following the closing of the portfolio acquisition agreement for any losses resulting from the breach by CDO Fund III of its obligations under the portfolio acquisition agreement.

Our ability to purchase the Portfolio is conditioned upon the successful covenant defeasance (i.e., retirement) of the secured notes of CDO Fund III, which is expected to occur immediately following the consummation of this offering. Under the indenture governing the secured notes issued by CDO Fund III, CDO Fund III is required to place on deposit with the indenture trustee, an aggregate of $498 million, which is an amount sufficient to allow the defeasance of the secured notes issued by CDO Fund III under the indenture. CDO Fund III expects to fund the required deposit amount from its additional cash, together with the issuance of the CDO Fund III Notes, which we expect will be issued in an amount up to

$250 million. We expect that the CDO Fund III Notes will be issued at the closing of this offering and will be secured under the existing indenture by a general security interest in all the assets of CDO Fund III. The underwriters of this offering may or may not be purchasers of, or involved in the issuance of, the CDO Fund III Notes. If sufficient funding from the issuance of the CDO Fund III Notes is not available for any reason, CDO Fund III will need to arrange alternative financing to fund the required deposit in order to retire the secured notes and thereby allow the Portfolio to be delivered to us under the portfolio acquisition agreement.

Because of our interests in CDO Fund III as a result of the Contribution, the sale of the CDO Fund III assets (including the Portfolio to be purchased by the Company) will result in cash proceeds for the equity investors in CDO Fund III, including the Company, and we also expect to receive part of any incentive fee payable (which is equal to 20% of the profits of such third party equity investors, above a hurdle rate). Moreover, prior to liquidation, we will also earn a fee as collateral manager for CDO Fund III. See “Contribution.” The liquidation, which will consist of the sale of all the remaining assets in CDO Fund III, will commence on the closing of this offering.

The Portfolio is primarily comprised of first and second lien loans, senior secured bonds and unsecured bonds. The Portfolio and the companies described below under “— Prospective investments” currently constitute all of our prospective investments which have been purchased directly from agent banks or in the open market. These assets have been selected for inclusion in the Portfolio as a result of their yield, operating performance, and position in the capital structure.

Based on due diligence conducted to date, we believe that a majority of the prospective portfolio investments in the Portfolio are BDC qualifying assets that satisfy our general investment objectives. After purchasing the Portfolio, our investment adviser will be responsible for monitoring and servicing the investments.

Our board of directors (including a majority of the non-interested directors) has approved the portfolio acquisition agreement and determined that:

•	the terms thereof, including the consideration to be paid, are reasonable and fair to our stockholders and do not involve overreaching of any party; and

•	the proposed transaction is consistent with the interests of our stockholders and our investment policies.

Figure 2: Portfolio sale following the Contribution

The following table provides certain information about the investments included in the Portfolio and reflects data as of March 21, 2007. GSC Group purchased all of the Portfolio assets from time to time from agent banks or in the open market, with the first purchase occurring on June 19, 2000. At March 21, 2007, the aggregate market value of the investments was $98 million. In the event that the net proceeds we receive from this offering are less than the aggregate market value of the investments, we will only purchase a portion of the Portfolio. Assuming we purchase all of the securities in the Portfolio, we will not control any of the businesses included in the Portfolio.

Portfolio Assets Contracted to be Purchased

Name of Portfolio Company	Nature of Business	Coupon*	Maturity	Par Value	Fair Value
				(In millions)	(In millions)

First Lien Term Loan
Aero Products International, Inc.	Personal and Nondurable Consumer Products	L + 5.00%	12/19/08	2.7	2.6
Atlantis Plastics Films, Inc.	Containers, Packaging and Glass	L + 4.00%	09/22/11	1.0	1.0
CFF Acquisition LLC	Leisure, Amusement and Entertainment	L + 3.75%	07/31/13	3.2	3.2
Cortz, Inc.	Personal, Food and Miscellaneous Services	L + 4.00%	11/30/10	1.1	1.1
Flavor and Fragrance Group Holdings, Inc.	Personal and Nondurable Consumer Products	L + 4.00%	06/30/10	0.5	0.5
Flavor and Fragrance Group Holdings, Inc.	Personal and Nondurable Consumer Products	L + 4.50%	06/30/11	1.3	1.3

Name of Portfolio Company	Nature of Business	Coupon*	Maturity	Par Value	Fair Value
				(In millions)	(In millions)

Flavor and Fragrance Group Holdings, Inc.	Personal and Nondurable Consumer Products	L + 7.00%	12/31/11	0.8	0.8
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	L + 4.25%	03/31/11	0.7	0.7
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	L + 4.63%	03/31/12	0.7	0.7
Legacy Cabinets, Inc.	Home and Office Furnishings	L + 3.75%	08/18/12	1.2	1.2
Miller Heiman Acquisition Corp.	Diversified/Conglomerate Service	L + 3.75%	06/01/12	1.1	1.1
Questex Media Group, Inc.	Printing, Publishing, and Broadcasting	L + 4.25%	05/23/12	3.7	3.7
Redwood Toxicology Laboratory, Inc.	Healthcare	L + 4.00%	02/27/12	0.6	0.6
Switch & Data Holdings, Inc.	Telecommunications	L + 4.25%	10/13/11	2.9	2.9
Total First Lien Term Loans					21.3
Second Lien Term Loan
ABP Corporation	Restaurant	L + 4.50%	07/15/10	3.8	3.8
Bankruptcy Management Solutions, Inc.	Finance	L + 6.25%	07/31/13	1.3	1.3
Convergeone Holdings Corp.	Telecommunications	L + 5.75%	05/31/13	0.6	0.6
Energy Alloys, LLC	Metals	L + 6.50%	09/13/11	3.9	3.9
Grant U.S. Holdings LLP	Diversified Natural Resources, Precious Metals	L + 6.50%	09/30/13	0.6	0.6
Group Dekko	Electronics	L + 6.25%	01/20/12	2.5	2.5
Hopkins Manufacturing Corporation	Personal and Nondurable Consumer Products	L + 7.00%	01/26/12	2.1	2.1
Legacy Cabinets, Inc.	Home and Office Furnishings	L + 7.50%	08/18/13	1.5	1.5
New World Restaurant Group, Inc.	Personal, Food and Miscellaneous Services	L + 6.75%	01/26/12	3.5	3.5
PRACS Institute, LTD.	Healthcare	L + 6.00%	04/17/13	1.9	1.9
Sportcraft, LTD	Personal and Nondurable Consumer Products	L + 7.75%	03/31/12	3.2	2.5
Stronghaven, Inc.	Containers, Packaging and Glass	11.00%	10/31/10	2.1	2.1
Targus Group International Inc.	Textiles and Leather	L + 7.50%	05/22/13	3.2	3.0
Transportation Aftermarket Enterprises, Inc.	Automobile	L + 7.25%	06/30/12	0.7	0.6
USS Mergerco, Inc.	Ecological	L + 4.25%	06/29/13	3.8	3.7
Wyle Laboratories, Inc.	Aerospace and Defense	L + 6.50%	07/28/11	0.6	0.6
X-Rite, Incorporated	Electronics	L + 5.00%	06/30/13	2.5	2.6
Total Second Lien Term Loans					36.8
Senior Secured Bond
GFSI Inc	Apparel	11.00%	06/01/11	5.7	5.6
McMillin Companies LLC	Buildings and Real Estate	9.53%	04/30/12	3.8	3.5
Strategic Industries	Diversified/Conglomerate Manufacturing	12.50%	10/01/07	7.6	6.9
Terphane Holdings Corp.	Containers, Packaging and Glass	12.50%	06/15/09	1.8	1.8
Terphane Holdings Corp.	Containers, Packaging and Glass	12.50%	06/15/09	1.7	1.7
Terphane Holdings Corp.	Containers, Packaging and Glass	L + 9.70%	06/15/09	0.3	0.3

Name of Portfolio Company	Nature of Business	Coupon*	Maturity	Par Value	Fair Value
				(In millions)	(In millions)

Total Senior Secured Bonds					19.7
Unsecured Bond
Advanced Lighting Technologies, Inc.	Electronics	11.00%	03/31/09	4.4	4.4
Ainsworth Lumber	Diversified Natural Resources, Precious Metals	7.25%	10/01/12	0.1	0.0
EuroFresh Inc.	Farming and Agriculture	11.50%	01/15/13	3.2	3.1
IDI Acquisition Corp.	Healthcare	10.75%	12/15/11	1.3	1.2
Jason Incorporated	Automobile	13.00%	11/01/08	2.2	2.2
NE Restaurant Co.	Restaurant	10.75%	07/15/08	6.3	6.3
Network Communications, Inc.	Printing, Publishing, and Broadcasting	10.75%	12/01/13	3.2	3.2
Total Unsecured Bonds					20.5
Total					98.4

*	L means the London Interbank Offered Rate (LIBOR), which generally at the option of the respective borrowers may be based on LIBOR rates of various terms, depending on the term of the borrowing.

Our investment adviser employs a proprietary credit rating system (“CRM”) to categorize our investments. See “— Ongoing relationships with and monitoring of portfolio companies.”

In addition to various risk management and monitoring tools, GSC Group normally grades all investments using a proprietary scoring system. GSC Group utilizes CRM to rate its portfolio companies. The CRM rating consists of two components: (i) a numerical debt score and (ii) a corporate letter rating. The numerical debt score is based on the objective evaluation of six risk categories: (i) leverage, (ii) seniority in the capital structure, (iii) fixed charge coverage ratio, (iv) debt service coverage/liquidity, (v) operating performance, and (vi) business/industry risk. The numerical debt score ranges from 1.00 to 5.00, which can generally be characterized as follows: 1.00-2.00 represents assets that hold senior positions in the capital structure typically have low financial leverage and/or strong historical operating performance; 2.00-3.00 represents assets that hold relatively senior positions in the capital structure, either senior secured, senior unsecured, or senior subordinate, and have moderate financial leverage and/or are performing at or above expectations; 3.00-4.00 represents assets which are junior in the capital structure, have moderate financial leverage and/or are performing at or below expectations; and 4.00-5.00 represents assets that are highly leveraged and have poor operating performance. Our numerical debt score is designed to produce higher scores for debt positions that are more subordinate in the capital structure. Therefore, generally second lien loans, high-yield bonds and mezzanine debt will be assigned scores of 2.25 or higher.

The CRM also consists of a corporate letter rating, whereby each credit is assigned a letter rating based on several subjective criteria, including perceived financial and operating strength and covenant compliance. The corporate letter ratings range from (A) through (F) and are characterized as follows: (A) equals strong credit, (B) equals satisfactory credit, (C) equals special attention credit, (D) equals payment default risk, (E) equals payment default, (F) equals restructured equity security. Our investment adviser believes that as of March 21, 2007, the weighted average rating of the investments included in the Portfolio is approximately 2.6B and the weighted average yield of such investments is approximately 11.3%. A weighted average score of 2.6B reflects our investment adviser’s belief that the Portfolio is performing well. No asset in the Portfolio is currently in payment default or delinquent on any payment obligations.

Investments

We will seek to create a diversified portfolio that will include first and second lien loans and long-term mezzanine debt by investing up to 5% of capital in each investment, although the investment sizes may be more or less then the targeted range. We also anticipate, to a lesser extent, making equity investments in private middle market companies. In this prospectus, we generally use the term “middle market” to refer to companies with annual EBITDA between $5 million and $50 million. EBITDA represents earnings before net interest expense, income taxes, depreciation and amortization. Each of these investments will generally be less than 5% of capital and made in conjunction with loans we make to these companies. We expect that our target portfolio over time will include both first and second lien loans and long-term mezzanine debt, and, to a lesser extent, private equity securities. In addition to originating investments, we may acquire investments in the secondary market. In the interests of diversifying our sources of debt funding, we may in the future consider securitizing certain of the portfolio investments out of a wholly-owned subsidiary, subject to our ability to satisfy the 1940 Act restrictions on BDCs, including the qualifying asset and leverage tests.

First lien loans

First lien loans are secured by a first priority perfected security interest on all assets of the borrower and may include a first priority pledge of the capital stock of the borrower. First lien loans hold first priority with regard to right of payment. Generally, first lien loans offer floating rate interest payments, have a stated maturity of five to seven years, and typically have a fixed amortization schedule. First lien loans generally have restrictive financial covenants that govern such items as the maintenance of certain financial ratios, restricted payments, asset sales and additional debt incurrence.

Second lien loans

Second lien loans are secured by a second perfected priority security interest on all assets of the borrower and may include a second priority pledge of the capital stock of the borrower as well. Second lien loans hold second priority with regard to right of payment. Second lien loans offer either floating rate or fixed rate interest payments that generally have a stated maturity of five to eight years, and may or may not have a fixed amortization schedule. Second liens that do not have fixed amortization schedules require payment of the principal amount of the loan upon the maturity date of the loan. Second lien loans typically pay cash interest. In instances where there is a paid-in-kind (PIK) interest component to the coupon payments, the principal amounts of the loan increases with the payment of PIK interest. Second lien loans generally have less restrictive financial covenants than those that govern first lien loans.

Senior secured bonds

A secured bond is a type of bond that is secured by the issuer’s pledge of a specific asset. In the event of a default, the bond issuer passes title of the asset or right to a specific revenue stream on to the bondholders. Such senior secured bonds will take priority over other debt securities sold by the same issuer and secured by the same collateral.

Unsecured bonds

An unsecured bond is not secured by an underlying asset or collateral of the issuer. In the event of the issuer’s liquidation, dissolution, reorganization, bankruptcy or other similar proceeding, the bondholders only have the right to share pari passu in the issuer’s unsecured assets with other equally-ranking creditors of the issuer.

Mezzanine debt

Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

We also intend, to a lesser extent, to make equity investments in private middle market companies. In making an investment, in addition to considering the factors discussed below under “— Investment selection,” we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

We will generally seek to target companies that generate positive cash flows. GSC Group has a staff of 70 investment professionals who specialize in specific industries. We will generally seek to invest in companies from the industries in which GSC Group’s investment professionals have direct expertise. The following is a representative list of the industries in which GSC Group has invested: aerospace and defense, automotive, broadcasting/cable, chemicals, consumer products, energy, environmental services, food and beverage, gaming, health care, homebuilding, lodging and leisure, metals/mining, paper and forest products, retail, diversified manufacturer, supermarket and drug, technology, wireless telecom and wireline telecom.

However, we may invest in other industries if we are presented with attractive opportunities.

As a result of regulatory restrictions, we are generally not permitted to invest in any portfolio company in which GSC Group or any affiliate currently has an investment. In addition to such investments, we may invest up to 30% of our assets in opportunistic investments in high-yield bonds, debt and equity securities in CDO vehicles, distressed debt and equity securities of public companies. We also may invest in debt of private middle market companies located outside of the United States.

Prospective Portfolio Company Characteristics

Our investment adviser will utilize the same disciplined investment philosophy as that of GSC Group’s corporate credit group in identifying and selecting portfolio company investments. Our portfolio companies generally will have one of more of the following characteristics:

•	issuers that have a history of generating stable earnings and strong free cash flow;

•	issuers that have well constructed balance sheets, including an established tangible liquidation value;

•	industry leaders with significant competitive advantages and sustainable market shares in attractive sectors;

•	capital structures that provide appropriate terms and reasonable covenants;

•	management teams that are experienced and that hold meaningful equity ownership in the businesses that they operate;

•	issuers with reasonable price-to-cash flow multiples;

•	industries in which GSC Group’s investment professionals historically have had deep investment experience and success;

•	macro competitive dynamics in the industry within which each company competes; and

•	adhering to diversification with regard to position sizes, industry groups and geography.

Investment selection

Our investment adviser will employ a rigorous and consistent investment selection process which will be based on extensive quantitative and qualitative analysis. Through this process, we will seek to identify those issuers exhibiting superior fundamental risk-reward profiles and strong defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. In managing us, our investment adviser will employ the same investment philosophy and portfolio management methodologies used by the investment professionals of GSC Group in GSC Group’s private investment funds. Our investment adviser’s investment philosophy and portfolio construction will involve the following:

•	bottoms-up, company-specific research and analysis;

•	with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk; and

•	investing with management teams that are experienced and that hold meaningful equity ownership in the businesses that they operate.

GSC Group’s investment process includes the following steps:

•	Initial screening. A brief analysis is prepared by the analyst which identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum will provide a brief discussion of the company, its industry, competitive position, capital structure, equity sponsor and deal economics. If the deal is believed to be attractive by the senior members of the deal team, the opportunity will be more fully analyzed.

•	Full analysis. Once an investment opportunity is viewed to be attractive by the senior members of the deal team, a full analysis is performed by the analyst assigned to the transaction. The full analysis includes:

•	Business and Industry Analysis — GSC Group reviews the targeted investment’s business position, competitive dynamics within the industry, cost and growth drivers and technological and geographic factors. GSC Group’s business and industry research often includes meetings with industry experts, consultants, GSC Group advisory board members, other investors, customers and competitors.

•	Company analysis — GSC Group performs an in-depth review of the targeted investment’s historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

•	Structural/security analysis — GSC Group performs a thorough legal document analysis including but not limited to an assessment of financial covenants, restricted payments, anti-layering protections, enforceability of liens and voting rights.

•	Approval of the group head. After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior investment professional is in favor of the potential investment, then it is presented to the investment committee.

•	Approval of the investment committee. After the approval of the group head, the investment is presented to the investment committee. Our investment committee will approve all investments in excess of $5 million made by the Company by unanimous consent. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as by other outside advisers, as appropriate.

The Company’s Credit Facility provider will have no involvement in selecting or approving the Company’s investments.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. In instances where we co-invest with GSC Partner funds, while we will invest on the same terms and neither we nor other GSC Group funds may negotiate terms of the transaction other than price, conflicts of interest may arise between GSC Group and us.

Debt investments

We anticipate investing in portfolio companies in the form of first and second lien senior loans. We expect these loans generally to have terms of three to ten years. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment.

Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

In some cases our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

In the case of our first and second lien loans and mezzanine debt, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	requiring companies to use a portion of their excess cash flow to repay debt;

•	selecting investments with covenants that incorporate call protection as part of the investment structure; and

•	selecting investments with contractual covenants that may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

In general, our investment adviser intends to select investments with financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (i) maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; (ii) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and (iii) debt incurrence prohibitions, limiting a company’s ability to re-lever. In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without consent.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggy-back” registration rights. Where we are participating in an investment with other funds managed by GSC Group, we will be limited in our ability to participate in the structuring of the investment.

Equity investments

Our equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments will not be control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors in which we are not the lead investor.

Valuation process

Under procedures established by our board of directors, we value investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. We will value investments for which market quotations are not readily available quarterly at fair value as determined in good faith by our board of directors based on input from our investment adviser, a third party independent valuation firm and our audit committee. We may also be required to value any publicly traded securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of those securities. Such determination of fair values may involve subjective judgments and estimates. The types of factors that may be considered in a fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will undertake a multi-step valuation process each quarter when valuing these investments, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management;

•	An independent valuation firm engaged by our board of directors will review one quarter of our portfolio’s preliminary valuations; as a result, the entire portfolio will be reviewed on an annual basis;

•	The audit committee of our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

Resolution of potential conflicts of interest; equitable allocation of investment opportunities

Subject to the 1940 Act restrictions on co-investments with affiliates, GSC Group will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objectives, policies and strategies and other relevant factors, subject to the exception that, in accordance with GSC Group’s conflict of interest and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to equitably participate with GSC Group’s other funds or other clients.

We anticipate that we will be GSC Group’s principal investment vehicle for non-distressed second lien loans and mezzanine debt of U.S. middle market entities. Although existing and future investment vehicles managed or to be managed by GSC Group invest or may invest in mezzanine loans and second lien loans, none of these investment vehicles target non-distressed domestic second lien and mezzanine loans as the core of their portfolios. For example, while funds managed by GSC Group’s equity and distressed debt group may purchase second lien loans and mezzanine debt of private middle market companies, these funds will typically be interested in these assets in distressed situations, whereas we generally will seek to hold performing debt. Likewise, while funds managed by GSC Group’s real estate group may purchase second lien loans and mezzanine debt as an aspect of their investment strategies, these funds are largely focused on asset-backed and mortgage-backed loans and debt, not on corporate debt of the type we target. Finally, due to the high amounts of leverage deployed by various CDO funds managed by GSC Group, these funds tend to target first lien loans, while second lien and mezzanine loans are a secondary part of the strategy.

To the extent that we do compete with any of GSC Group’s clients for a particular investment opportunity, our investment adviser will allocate the investment opportunity across the funds for which the investment is appropriate based on its internal conflict of interest and allocation policies consistent with the requirements of the Advisers Act, subject further to the 1940 Act restrictions on co-investments with affiliates and also giving effect to priorities that may be enjoyed from to time to time by one or more funds based on their investment mandate or guidelines, or any right of first review agreed to from time to time by GSC Group. Currently, GSC European Mezzanine Fund II, L.P. has a priority on investments in mezzanine securities of issuers located primarily in Europe. In addition, GSC Acquisition Company has recently entered into a business opportunity right of first review agreement which provides that it will have a right of first review prior to any other fund managed by GSC Group with respect to business combination opportunities with an enterprise value of $175 million or more until the earlier of it consummating an initial business combination or its liquidation. Subject to the foregoing, GSC Group’s allocation policies are intended to ensure that we may generally share equitably with other GSC Group-managed investment vehicles in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer, that may be suitable for us and such other investment vehicles.

GSC Group has historically managed investment vehicles with similar or overlapping investment strategies and has a conflict-resolution policy in place that will also address the co- investment restrictions under the 1940 Act. The policy is intended to ensure that we comply with the 1940 Act restrictions on transactions with affiliates. These restrictions will significantly impact our ability to co-invest with other GSC Group’s funds. While the 1940 Act generally prohibits all “joint transactions” between entities that share a common investment adviser, the staff of the SEC has granted no-action relief to an investment adviser permitting purchases of a single class of privately-placed securities, provided that the investment adviser negotiates no term other than price and certain other conditions are satisfied. Neither our investment adviser nor any participant in a co-investment will have both a material pecuniary incentive and ability to cause us to participate with it in a co-investment. As a result, we only expect to co-invest on a concurrent basis with GSC Group’s funds when each fund will own the same securities of the issuer. If opportunities arise that would otherwise be appropriate for us and for one or more of GSC Group’s other funds to invest in different securities of the same issuer, our investment adviser will need to decide whether we or the other funds will proceed with the investment. See “Regulation — Co-investment.”

GSC Group’s allocation procedures are designed to allocate investment opportunities among the investment vehicles of GSC Group in a manner consistent with its obligations under the Advisers Act. If two or more investment vehicles with similar investment strategies are still in their investment periods, an available investment opportunity will be allocated as described below, subject to any provisions governing allocations of investment opportunities in the relevant organizational documents. As an initial step, our investment adviser will determine whether a particular investment opportunity is an appropriate investment for us and its other clients and typically will determine the amount that would be appropriate for each client by considering, among other things, the following criteria: (1) the investment guidelines and/or restrictions set forth in the applicable organizational documents; (2) the risk and return profile of the client entity; (3) the suitability/priority of a particular investment for the client entity; (4) if applicable, the target position size of the investment for the client entity; and (5) the level of available cash for investment with respect to the particular client entity. If there is an insufficient amount of an opportunity to satisfy the needs of all participants, the investment opportunity will generally be allocated pro-rata based on the initial investment amounts. See “Risk Factors — There are conflicts of interest in our relationship with our investment adviser and/or GSC Group, which could result in decisions that are not in the best interests of our stockholders.”

Portfolio management policies

GSC Group has designed a compliance program to monitor its conflict-resolution policies and procedures and regularly evaluates the reasonableness of such policies and procedures. GSC Group’s compliance program monitors the implementation of and tests adherence to compliance-related policies and procedures that address GSC Group’s Code of Ethics, investment allocation, trade aggregation, best execution, cross trades, proxy voting and related matters. The program is governed in part by the requirements of the 1940 Act and is headed by GSC Group’s Chief Compliance Officer. GSC Group’s Chief Compliance Officer, GSC Group’s Associate General Counsel, Compliance and a Senior Managing Director comprise GSC Group’s Compliance Committee, which provides day-to-day guidance on GSC Group compliance matters in addition to overseeing the compliance program.

Ongoing relationships with and monitoring of portfolio companies

Our investment adviser will closely monitor each investment the Company makes, maintain a regular dialogue with both the management team and other stockholders and seek specifically tailored financial reporting. In addition, senior investment professionals of GSC Group may take board seats or board observation seats.

Post-investment, in addition to covenants and other contractual rights, GSC Group will seek to exert significant influence through board participation, when appropriate, and by actively working with management on strategic initiatives. GSC Group often introduces managers of companies in which they have invested to other portfolio companies to capitalize on complementary business activities and best practices.

Managerial assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Pursuant to a separate administration agreement, our investment adviser (to the extent permitted under the 1940 Act) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We may receive fees for these services.

Competition

Our primary competitors providing financing to private middle market companies will include public and private investment funds, commercial and investment banks, commercial financing companies and private debt funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us once we make our election to be treated as a BDC. We expect to use the industry information of GSC Group’s investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the members of our investment adviser’s investment committees and the senior principals of GSC Group will enable us to learn about, and compete effectively for, financing opportunities with attractive private middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks related to our business — We operate in a highly competitive market for investment opportunities.”

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business will be provided by individuals who are employees of our investment adviser and GSC Group, pursuant to the terms of the investment advisory and management agreement and the administration agreement. Each of our executive officers described under “Management” is an employee of GSC Group and/or our investment adviser. Our day-to-day investment operations will be managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by our investment adviser. In addition, we will reimburse GSC Group for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. We estimate our annual expenses to be approximately $2.5 million. See “Management — Administration agreement.”

Properties

Our corporate office is located at 12 East 49th Street, Suite 3200, New York, New York 10017. Our telephone number is (212) 884-6200. We have an additional office located at 535 Madison Avenue, Floor 17, New York, New York 10022.

Legal proceedings

Neither we nor our investment adviser are currently subject to any material legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of 7 members, of whom 4 are not “interested persons” of GSC Investment Corp. as defined in Section 2(a)(19) of the 1940 Act. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Executive officers and board of directors

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

						Other Directorships/
			Director	Expiration	Principal Occupation(s)	Trusteeships Held by
Name	Age	Position	Since	of Term	During Last Five Years	Board Member

Independent Directors
Peter K. Barker	58	Director	2007	2009	Currently a private investor. Prior to 2002, Mr. Barker served as an Advisory Director of Goldman, Sachs & Co.	Avery Dennison Corporation
Steven M. Looney	57	Director	2007	2010	Currently the Managing Director of Peale Davies & Co. Inc. Prior to 2005, Mr. Looney served as Senior Vice President and Chief Financial Officer of PCCI, Inc.	Sun Healthcare, WH Industries and APW, Inc
Charles S. Whitman III	64	Director	2007	2010	Currently is senior counsel (retired) at Davis Polk & Wardwell. Prior to 2006, Mr. Whitman was a Partner in Davis Polk’s Corporate Department.	none
G. Cabell Williams	52	Director	2007	2008	Currently is Managing General Partner of Williams and Gallagher. Prior to 2004, Mr. Williams served as Managing Director of Allied Capital Corporation.	none
Interested Directors
Thomas V. Inglesby	49	Chief Executive Officer and Director	2007	2008	Joined GSC Group at its inception in 1999 and has been a Senior Managing Director since 2006.	none

Other Directorships/
			Director	Expiration	Principal Occupation(s)	Trusteeships Held by
Name	Age	Position	Since	of Term	During Last Five Years	Board Member

Richard M. Hayden	61	Chairman of the Board of Directors	2007	2009	Joined GSC Group in 2000
and has been a Vice
Chairman of GSC Group
since 2000 and is head of
the corporate credit group.
Prior to 2000, Mr. Hayden
was a Partner of Goldman,
Sachs & Co., where he was
a Managing Director and
the Deputy Chairman of
Goldman, Sachs & Co.
International Ltd.,
responsible for all
European investment
					banking activities.	COFRA Holdings, AG and Deutsche Boerse AG
Robert F. Cummings, Jr.	56	Director	2007	2010	Joined GSC Group in 2002
and has been a Senior
Managing Director since
2006 and Chairman of the
Risk & Conflicts Committee
and the Valuation Committee
since 2003. Prior to joining
GSC Group, was a Partner
of Goldman, Sachs & Co.,
where he was a member
of the Corporate Finance
Department, advising
corporate clients on
financing, mergers and
acquisitions, and strategic
					financial issues.	ATSI Holdings, GSC Capital Corp., Precision Partners Inc., RR Donnelley and Sons Co., Corning Inc., Viasystems Group Inc., and a member of the Board of Trustees of Union College

The address for each director is c/o GSC Investment Corp., 12 East 49th Street, New York, New York 10017.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Other Directorships/
				Principal Occupation(s)	Trusteeships Held by
Name	Age	Position	Since	During Last Five Years	Board Member

David L. Goret	43	Vice President and Secretary	2006	Joined GSC Group as General
Counsel in 2004, where he manages
legal, human resources and certain
administrative functions at the firm.
From 2000 to 2002, Mr. Goret served
as managing director and general
counsel of Hawk Holdings, LLC. From
2002 to 2003, he served as
senior vice president and general
				counsel of Mercator Software, Inc.	none
Richard T. Allorto, Jr.	35	Chief Financial Officer	2006	Joined GSC Group in 2001 and is
responsible for overseeing the
financial statement preparation and
accounting operations relating to the
funds managed by GSC Group.
Mr. Allorto was with Schering
Plough Corp. from 1998 to 2001,
where he worked as an Audit
Supervisor within the internal audit
group with a focus on operational
audits of the company’s
				international subsidiaries.	none

Other Directorships/
				Principal Occupation(s)	Trusteeships Held by
Name	Age	Position	Since	During Last Five Years	Board Member

Michael J. Monticciolo	35	Chief Compliance Officer	2006	Joined GSC Group in 2006. From
2000 to 2006, he was with the
U.S. Securities & Exchange
Commission as a senior counsel in
the Division of Enforcement where
he investigated and prosecuted
enforcement matters involving
broker-dealers, investment advisers,
				hedge funds and public companies.	none

Biographical information

Directors

Our directors have been divided into two groups — independent directors and interested directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Peter K. Barker — Mr. Barker is currently a private investor. After spending 28 years at Goldman, Sachs & Co., Mr. Barker stepped down as a General Partner in 1998 and as an Advisory Director in 2002. Mr. Barker headed Goldman, Sachs & Co.’s investment banking activities on the West Coast from 1978 to 1998. Mr. Barker joined Goldman, Sachs & Co. in 1971. Mr. Barker began his career in the London office, then spent seven years in the New York Corporate Finance Department before assuming his responsibilities on the West Coast. Mr. Barker has been active in several civic organizations, including the Los Angeles Area Boy Scout Council, Los Angeles Metropolitan YMCA, Claremont McKenna College and the Phoenix House of California. He has also been a member of the California State Senate Commission on Corporate Governance and is currently a director of Avery Dennison Corporation. Mr. Barker graduated from the University of Chicago’s Graduate School of Business with a M.B.A. degree.

Steven M. Looney — Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including Sun Healthcare, WH Industries and APW, Inc. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review.

Charles S. Whitman III — Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell1, legal adviser to GSC Investment LLC and to GSC Partners. Mr. Whitman was a partner in Davis Polk’s Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the U.S. Securities and Exchange Commission. Mr. Whitman serves on the Legal Advisory Board of the National Association of Securities Dealers. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England.

G. Cabell Williams — Mr. Williams will be appointed to serve on our Board of Directors prior to the Contribution.
 — Mr. Williams is currently the Managing General Partner of Williams and Gallagher a private equity partnership located in Chevy Chase, Maryland. In 2004 Mr. Williams concluded a 23 year

1 Davis Polk & Wardwell currently serves as our counsel and counsel to our investment adviser.

career at Allied Capital Corporation, a $4 billion business development corporation based in Washington, DC. While at Allied, Mr. Williams held a variety of positions including President, COO and finally Managing Director following Allied’s merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm’s Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied’s Mezzanine investment activities. For 15 years, Mr. Williams served on Allied’s Investment Committee where he was responsible for reviewing and approving all of the firm’s investments. Prior to 1991, Mr. Williams ran Allied’s Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter.

Interested directors

Thomas V. lnglesby — Mr. Inglesby is the Chief Executive Officer of GSC Investment Corp. Mr. Inglesby joined GSC Group at its inception in 1999 and is currently a Senior Managing Director. From 1997 to 1999, Mr. Inglesby was a Managing Director at Greenwich Street Capital Partners. Prior to that, Mr. Inglesby was a Managing Director with Harbour Group in St. Louis, Missouri, an investment firm specializing in the acquisition of manufacturing companies in fragmented industries. In 1986, Mr. Inglesby joined PaineWebber and was a Vice President in the Merchant Banking department from 1989 to 1990. Mr. Inglesby graduated with honors from the University of Maryland with a B.S. degree in Accounting, from the University of Virginia School of Law with a J.D. degree and from the Darden Graduate School of Business Administration with a M.B.A. degree.

Richard M. Hayden — Mr. Hayden is the Chairman of GSC Investment Corp. Mr. Hayden joined GSC Group in 2000 and is currently a Vice Chairman of GSC Group, head of the corporate credit group and a member of the firm management committee. Mr. Hayden was previously with Goldman, Sachs & Co. from 1969 until 1999 and was elected a Partner in 1980. Mr. Hayden transferred to London in 1992, where he was a Managing Director and the Deputy Chairman of Goldman, Sachs & Co. International Ltd., responsible for all European investment banking activities. Mr. Hayden was also Chairman of the Credit Committee from 1991 to 1996, a member of the firm’s Commitment Committee from 1990 to 1995, a member of the firm’s Partnership Committee from 1997 to 1998 and a member of the Goldman, Sachs & Co. International Executive Committee from 1995 to 1998. In 1998, Mr. Hayden retired from Goldman, Sachs & Co. and was retained as an Advisory Director to consult in the Principal Investment Area. Mr. Hayden is a non-executive director of COFRA Holdings, AG and Deutsche Boerse AG. Mr. Hayden is also a member of The Wharton Business School International Advisory Board. Mr. Hayden graduated magna cum laude and Phi Beta Kappa from Georgetown University with a B.A. degree in Economics, and graduated from The Wharton School with a M.B.A. degree.

Robert F. Cummings, Jr. — Mr. Cummings joined GSC Group in 2002 and is currently a Senior Managing Director, Chairman of the Risk & Conflicts Committee and the Valuation Committee and a member of the firm management committee. Mr. Cummings is a former member of the GSC Advisory Board. For the prior 28 years, Mr. Cummings was with Goldman, Sachs & Co., where he was a member of the Corporate Finance Department, advising corporate clients on financing, mergers and acquisitions, and strategic financial issues. Mr. Cummings was named a Partner of Goldman, Sachs & Co. in 1986. Mr. Cummings retired in 1998 and was retained as an Advisory Director by Goldman, Sachs & Co. to work with certain clients on a variety of banking matters. Mr. Cummings is a director of ATSI Holdings, GSC Capital Corp., Precision Partners Inc., RR Donnelley and Sons Co., Corning Inc., Viasystems Group Inc., and a member of the Board of Trustees of Union College. Mr. Cummings graduated from Union College with a B.A. degree and from the University of Chicago with a M.B.A. degree.

Executive officers who are not directors

David L. Goret, Vice President and Secretary — Mr. Goret joined GSC Group in 2004 as managing director, general counsel and chief compliance officer and became a senior managing director in January 2007. He manages legal, compliance and certain administrative functions at GSC Group, and has significant expertise in a wide range of legal matters. From 2000 to 2002, Mr. Goret served as managing director and general counsel of Hawk Holdings, LLC, which focused on creating, financing and operating emerging technology infrastructure and service businesses. From 2002 to 2003, he served as senior vice president and general counsel of Mercator Software, Inc., a Nasdaq-listed software company. Mr. Goret graduated magna cum laude from Duke University with a B.A. degree in Religion and Political Science and from the University of Michigan with a J.D. degree.

Richard T. Allorto, Jr., Chief Financial Officer — Mr. Allorto joined GSC Group in 2001 and is responsible for overseeing the financial statement preparation and accounting operations relating to the corporate credit group division’s funds managed by GSC Group. Mr. Allorto was previously with Schering Plough Corp. from 1998 to 2001 where he worked as an Audit Supervisor within the internal audit group with a focus on operational audits of the company’s international subsidiaries. From 1994 to 1998, he was with Arthur Andersen as a Supervising Audit Senior with a manufacturing industry focus. Mr. Allorto graduated from Seton Hall University with a B.S. degree in Accounting and is a licensed CPA.

Michael J. Monticciolo, Chief Compliance Officer — Mr. Monticciolo joined GSC Group in 2006. He was previously with the U.S. Securities & Exchange Commission as a senior counsel in the Division of Enforcement from 2000 to 2006 where he investigated and prosecuted enforcement matters involving broker-dealers, investment advisers, hedge funds and public companies. Prior to that, Mr. Monticciolo was a staff attorney with the Commission’s Office of Compliance Inspections and Examinations from 1998 to 2000. Mr. Monticciolo graduated from the Ohio State University with a B.A. degree in Political Science and graduated from Hofstra University School of Law with a J.D. degree.

Investment committee

The members of our investment adviser’s investment committee include Thomas V. Inglesby, Thomas J. Libassi, Robert F. Cummings, Jr., Daniel I. Castro, Jr., and Richard M. Hayden.

The address for each member of our investment adviser’s investment committee is c/o GSC Investment Corp., 12 East 49th Street, New York, New York 10017.

Members of our investment adviser’s investment committee who are not directors or officers of the Company

Thomas J. Libassi — Mr. Libassi joined GSC Group in 2000 and is currently a Senior Managing Director. Mr. Libassi specializes in the sourcing, evaluating and execution of distressed debt transactions. Prior to that, Mr. Libassi was Senior Vice President and Portfolio Manager at Mitchell Hutchins, a subsidiary of PaineWebber Inc. where he was responsible for managing approximately $1.2 billion of high-yield assets for the Paine Webber Mutual Funds. In 1998, Mr. Libassi developed and launched the approximate $550 million Managed High Yield Plus Fund, a leveraged closed-end fund that was ranked number one by Lipper in its category in 1999. From 1986 to 1994, Mr. Libassi was a Vice President and Portfolio Manager at Keystone Custodian Funds, Inc., with portfolio management responsibilities for three diverse institutional high-yield accounts with $250 million in assets. Mr. Libassi is a director of DTN Holding Company, LLC, Outsourcing Services Group and Scovill Fasteners, Inc. Mr. Libassi graduated from Connecticut College, with a B.A. degree in Economics and Government, and from The Wharton School with a M.B.A. degree.

Daniel I. Castro, Jr. — Mr. Castro joined GSC Group in 2005 and is currently a Managing Director. Mr. Castro has over 23 years experience in Structured Finance Products. From 1991 to 2004, Mr. Castro was employed by Merrill Lynch in various capacities, most recently as Managing Director of Structured Finance Research. Prior to Merrill Lynch, he was a Senior Analyst, Structured Transactions at Moody’s Investor’s Service. Mr. Castro also spent four years with Citigroup in various capacities. Mr. Castro was a member every year, since its inception in 1992 until he left Merrill Lynch in 2004, of the Institutional Investor All-American Fixed Income Research Team. Mr. Castro also ranked on the first team for ASB Strategy twice. Mr. Castro graduated from University of Notre Dame with a B.A. degree in Government/International Relations and from Washington University with a M.B.A. degree.

Committees of the board of directors

Audit committee

The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these securities.

Nominating and Corporate Governance committee

The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors.

Compensation committee

As required by the listing standards of the New York Stock Exchange, the compensation committee will consist entirely of independent directors. This committee will oversee our compensation policies generally, make recommendations to the Board with respect to our incentive compensation and equity-based plans that are subject to the approval of our board of directors, evaluate executive officer performance and review our management succession plan, oversee and set compensation, if any, for our executive officers, and prepare the report on executive officer compensation, if applicable, that the Securities and Exchange Commission rules require to be included in our annual proxy statement. Currently, none of our executive officers are compensated by the Company.

Director compensation

The independent directors will receive an annual fee of $40,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $5,000 and each chairman of any other committee will receive an annual fee of $2,000 for their additional services in these capacities. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation will be paid to directors who are “interested persons.”

Investment advisory and management agreement

GSCP (NJ), L.P. serves as our investment adviser. Subject to the overall supervision of our board of directors, the investment adviser manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	determines the securities and other assets that we purchase, retain or sell.

Our investment adviser’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management fee and incentive fee

Pursuant to the investment advisory and management agreement, we will pay our investment adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the end of our first calendar quarter, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. Until we have completed our first calendar quarter, the base management fee will be calculated based on the initial value of our total assets after giving effect to the purchase of the Portfolio (other than cash or cash equivalents but including assets purchased with borrowed funds). Subsequently, the base management fee will be calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Because the base management fee is based on the average of our total assets at the end of the two most recently completed calendar quarters, we will effectively be paying a higher base management fee in periods of declining total assets and an effectively lower base management fee in periods of increasing total assets. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows:

One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies and any fees we are paid as a result of serving as collateral manager of CDO Fund III) earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we fail to receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. It is possible that this compensation structure may create an incentive for our investment adviser, in periods where our pre-incentive fee net investment income exceeds the hurdle, to enter into transactions to gain fees such as commitment, origination, structuring, diligence and consulting fees. Our board of directors will monitor this conflict by periodically reviewing our performance and our portfolio investments.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a fixed “hurdle rate” of 1.875% per quarter (7.5% annualized). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.75% base management fee.

We will pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the calendar year ending on December 31, 2007, and will equal 20% of our realized capital gains on a cumulative basis, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis; provided that the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2007.

We will defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) is less than 7.5% of our net assets at the beginning of such period. Such incentive fee will become payable on the next date on which such test has been satisfied for the most recent four full calendar quarters. These calculations will be appropriately pro rated and will be adjusted for any share issuances or repurchases.

We will calculate payments of the capital gains portion of the incentive fee using the “cumulative method,” which bases the capital gains fee on the cumulative net realized capital gains less unrealized depreciation as of the date of the calculation, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date. Under the cumulative method, the calculation of unrealized depreciation of each portfolio security will be based upon the market value of each security as of the date of such calculation compared to its adjusted cost.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	Hurdle rate(2) = 1.875%

•	Management fee(3) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.33%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income − (management fee + other expenses)) = 0.4825%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.0%

•	Pre-incentive fee net investment income (investment income − (management fee + other expenses)) = 2.2325%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	= (20% × (pre-incentive fee net investment income − 1.875%)
                             =    20% (2.2325% − 1.875%)
                             =    20% (0.3575%)
                             =    0.0715%

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) is at least 7.5% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)	Represents 7.5% annualized hurdle rate.

(3)	Represents 1.75% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.

(4)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

•	Year 1: None

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (capital gains incentive fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

•	Year 1: None

•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•	Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))

•	Year 4: None

•	Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

The investment advisory and management agreement was approved by the board of directors at an in-person meeting of the directors held on March 21, 2007, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act).

In approving this agreement, the directors considered, among other things, (i) the investment objective and policies of the Company, (ii) the teams of investment advisory personnel assigned to the Company, (iii) the nature, allocation and anticipated quality of the services to be provided to the Company by the investment adviser, (iv) the Company’s fee and expense data as compared to various benchmarks and a peer group of BDC’s and private investment funds with similar investment strategies as the Company’s, (v) the investment adviser’s expected profitability with respect to the management of the Company, (vi) the organizational capability and financial condition of the investment adviser and its affiliates and (vii) the direct and indirect benefits to the investment adviser from its relationships with the Company.

During its deliberations, the directors focused on the experience, resources and strengths of the investment adviser in managing investment companies and private investment funds. The directors also focused on the quality of the compliance and administrative staff at the investment adviser. The directors also focused on the Company’s base and incentive advisory fee rate and anticipated expense ratios as compared to those of comparable BDC’s and private funds identified by the investment adviser.

Based on the information reviewed and discussions held with respect to each of the foregoing items, the directors, including a majority of the non-interested directors, concluded that it was satisfied with the nature and quality of the services to be provided by the investment adviser to the Company and that the advisory fee rate was reasonable in relation to such services. A discussion regarding the basis for approval by the directors of our investment advisory and management agreement with the investment adviser will be available in our report to stockholders for the period ending May 31, 2007. The non-interested directors were represented by independent counsel who assisted them in their deliberations.

The investment advisory and management agreement was approved by the stockholders of the Company as of March 21, 2007. The investment advisory and management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive period of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Board members or the vote of a majority of the outstanding voting securities of the Company (as such term is defined in the 1940 Act) and (ii) the vote of a majority of the Board members who are not parties to the investment advisory and management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory and management agreement may be terminated as a whole at any time by the Company, without the payment of any penalty, upon the vote of a majority of the Board members or a majority of the outstanding voting securities of the Company or by the investment adviser, on 60 days’ written notice by either party to the other, which notice may be waived by the non-terminating party. Moreover, the investment adviser may refrain from rendering any advice or services concerning securities of companies of which any of the investment adviser’s (or its affiliates’) partners, officers, directors or employees are directors or officers, or companies as to which the investment adviser or any of its affiliates or the partners, officer, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the investment adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees, if any; listing fees, if any; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC, when applicable; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our investment adviser in connection with administering our business, such as our allocable portion of our administrator’s overhead under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses).

Duration and termination

The initial term of the investment advisory and management agreement will be for two years. Unless terminated earlier as described below, the investment management and advisory agreement will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties under the investment advisory and management agreement or by reason of the reckless disregard of its duties and obligations pursuant to the investment advisory and management agreement, our investment adviser, its general partner and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory and management agreement or otherwise as our investment adviser. The indemnity covers trade errors, such as errors in the investment decision-making process (e.g., a transaction was effected in violation of the Company’s investment guidelines) or in the trade process (e.g., a buy order was entered instead of a sell order, or the wrong security was purchased or sold, or a security was purchased or sold in an amount or at a price other than the correct amount or price), other than those trade errors resulting from gross negligence, willful misfeasance, bad faith or reckless disregard of its duties and obligations under the investment advisory and management agreement.

Organization of the investment adviser

Our investment adviser is an SEC registered investment adviser formed in 1999, as a successor to Greenwich Street Capital Partners, which was formed in 1994. The principal executive offices of our investment adviser are located at 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

Administration agreement

Pursuant to a separate administration agreement, our investment advisor, who also serves as our administrator, will furnish us with office facilities, equipment and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator will also perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC, when applicable. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion will be based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator will also provide managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. Under the administration agreement, the payments required to be made to the administrator with respect to any fiscal quarter will be capped such that the amounts payable to the administrator, together with all of our other operating expenses, will not exceed an amount representing 1.5% per annum of our net assets attributable to common stock. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator, its general partner and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the administration agreement or otherwise as our administrator.

License agreement

We have entered into a license agreement with our investment adviser, pursuant to which our investment adviser grants us a non-exclusive, royalty-free license to use the name “GSC.” Under this agreement, we have a right to use the “GSC” name, for so long as our investment adviser or one of its affiliates remains our investment adviser and our investment adviser remains an affiliate of GSC Group. Other than with respect to this limited license, we have no legal right to the “GSC” name. GSC Group has the right to terminate the license agreement if its affiliate is no longer acting as our investment adviser. In the event the investment advisory and management agreement is terminated, we would be required to change our name to eliminate the use of the name “GSC.”

Portfolio Management

The day-to-day management of the Company’s portfolio will be the responsibility of the corporate credit group of GSC Group and overseen by our investment committee. The corporate credit group’s investment professionals collaborate to manage the Company’s portfolio and no one person is primarily responsible for the day-to-day management of the Company. Richard M. Hayden oversees the corporate credit group of GSC Group and together with Thomas V. Inglesby, Seth M. Katzenstein, Harvey E. Siegel, Alexander B. Wright, John R. Kline and David B. Thompson Jr. have the most significant responsibility for the day-to-day management of the Company’s portfolio.

Information regarding our portfolio managers who are not directors or officers is as follows:

Seth M. Katzenstein — Mr. Katzenstein joined GSC Group at its inception in 1999 and is currently a Managing Director of the corporate credit group. He was with Greenwich Street Capital Partners from 1998 to 1999 as an associate. Prior to 1998, Mr. Katzenstein was with Salomon Smith Barney Inc., in the Financial Institutions Group, where he worked on a variety of financing and advisory transactions. Mr. Katzenstein graduated with High Distinction from the University of Michigan with a B.B.A. degree.

Harvey E. Siegel — Mr. Siegel joined GSC Group in 2002 and is currently a Managing Director of the corporate credit group. Mr. Siegel was previously with IBJ Whitehall Bank & Trust Company from 1982 to 2002, where he most recently held the position of Senior Vice President and Head of the Loan Workout Department. From 1980 to 1982, he was Associate General Counsel at Belco Petroleum Corporation. From 1978 to 1980, he was Vice President and Deputy General Counsel at Studebaker-Worthington, Inc. From 1969 to 1978, he was with Fried, Frank, Harris, Shriver & Jacobson as an associate in the corporate finance and M&A practice groups. Mr. Siegel graduated from City College of New York with a B.A. degree in Political Science, and from Columbia University School of Law with a J.D. degree.

Alexander B. Wright — Mr. Wright joined GSC Group in 2002 and is currently a Managing Director of the corporate credit group. He was previously with IBJ Whitehall Bank & Trust Corporation, in the Media & Communications Group, where he sourced, underwrote, and restructured senior debt financings from 1995 to 2002. In addition, Mr. Wright acted as a Portfolio Manager for IBJ Whitehall’s equity investment portfolio from 1998 to 2002. Prior to 1995, Mr. Wright worked at Chemical Banking Corporation as an analyst. Mr. Wright graduated from Rutgers College with a B.A. degree in Political Science and a minor in Economics, and from Fordham University with a M.B.A. degree.

John R. Kline — Mr. Kline joined GSC Group in 2001 and is currently the Vice President of the corporate credit group. Mr. Kline is responsible for bond and loan trading within the corporate credit group. Prior to 2001, he was with Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group, where he was involved in capital structure analysis and credit risk management. Mr. Kline graduated from Dartmouth College, with an A.B. degree in History.

David B. Thompson Jr. — Mr. Thompson joined GSC Group in 2002 and is currently a Vice President of the corporate credit group. Prior to joining GSC Group, Mr. Thompson was with Goldman, Sachs & Co. in the Bank Debt Portfolio Group, where he worked on a variety of leveraged loan transactions. From 2000 to 2002, Mr. Thompson was in the Credit Risk Management and Advisory Group of Goldman, Sachs & Co. where he was involved in capital structure analysis and credit risk management. Mr. Thompson graduated from the University of Pennsylvania with a B.A. degree in Economics.

The following table sets forth information about accounts overseen or managed by the corporate credit group of GSC Group, as of December 31, 2006:

			Number of
			Accounts	Assets Subject
			Subject to a	to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee

Registered Investment Companies	0	—	0	—
Pooled Investment Vehicles	19	$8 billion	19	$8 billion
Other Accounts	0	—	0	—

Since the corporate credit group manages or oversees other accounts, including accounts that pay higher fees or performance based fees, potential conflicts of interest exist, including potential conflicts between the Company and other account managed or overseen by the corporate credit group and potential conflicts in allocation of investment opportunities between the Company and the other accounts.

As of March 21, 2007, each member of the corporate credit group is a full-time employee of our investment adviser and receives a fixed salary for their services. Each member of the corporate credit group will also receive an annual bonus based upon his contributions to GSC Group. Members of our investment committee are employees of GSC Group and do not receive additional compensation for serving on our investment committee.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our portfolio managers who are not a director as of March 21, 2007.

Dollar Range of Equity
Name of Director	Securities in GSC Investment Corp.(1)

Portfolio Managers(2)
Seth M. Katzenstein	None
Harvey E. Siegel	None
Alexander B. Wright	None
John R. Kline	None
David B. Thompson Jr.	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

(2)	See “Control Persons and Principal Stockholders”, for details relating to the security ownership of Mr. Hayden and Mr. Inglesby as of the date of this prospectus.

CERTAIN RELATIONSHIPS

Conflicts of Interest

The investment adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The investment adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the investment adviser furnishes advisory services to numerous clients in addition to the Company, and the investment adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the investment adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Company. In addition, the investment adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the investment adviser recommends to the Company. Actions with respect to securities of the same kind may be the same as or different from the action that the investment adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the investment adviser may refrain from rendering any advice or services concerning securities of companies of which any of the investment adviser’s (or its affiliates’) partners, officers, directors or employees are directors or officers, or companies as to which the investment adviser or any of its affiliates or the partners, officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the investment adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The investment adviser, its affiliates or their officers and employees similarly serve or may similarly serve entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Company. As a result, the investment adviser will face conflicts in the allocation of investment opportunities to the Company and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients.

While the investment adviser does not believe there will be frequent conflicts of interest, if any, the investment adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between the investment adviser’s fiduciary obligations to the Company and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Company and such other clients. An investment opportunity that is suitable for multiple clients of the investment adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the investment adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

Certain Affiliations

Our Chairman, Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Vice President and Secretary also serve as officers of our investment adviser. In addition, certain of our directors are officers of our investment adviser or GSC Group. As a result, the investment advisory and management agreement between us and our investment adviser was negotiated between related parties, and the terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party. See “Risk Factors — Risks related to our business — There are conflicts of interest in our relationship with our investment adviser and/or GSC Group, which could result in decisions that are not in the best interests of our stockholders” and “Risk Factors — Risks related to our business — Our investment adviser’s liability will be limited under the investment advisory and management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf that it would when acting for its own account.”

We have entered into a license agreement with GSC Group, pursuant to which GSC Group grants us a non-exclusive, royalty-free license to use the “GSC” name. See “Management — License agreement.”

As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which GSC Group or any affiliate currently has an investment. We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for the Company to co-invest with funds managed by GSC Group where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. See “Regulation — Co-investment.” There is no assurance that an application for exemptive relief would be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by GSC Group.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 8,291,384 shares of our common stock outstanding and nine stockholders of record (representing approximately 12.6% of our common stock outstanding upon completion of this offering). The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding shares of common stock and all officers and directors, as a group.

		Percentage of Common Stock Outstanding
		Immediately			Immediately
		Prior to this			After this
		Offering			Offering(1)
	Type of
Name and Address	Ownership	Shares Owned		Percentage	Shares Owned	Percentage

GSC Group(2)	Record and beneficial	960,021		92.2%	960,021	11.6%
All officers and directors as a group (10 persons)(3)	Record and beneficial	43,980	(4)	4.2%	43,980	0.5%

(1)	Assumes issuance of 11,700,000 shares of common stock offered hereby. Does not reflect common stock reserved for issuance upon exercise of the underwriters’ additional allotment option.

(2)	Includes common stock held by affiliates of GSC Group as follows: 67 shares of common stock held by GSC Secondary Interest Fund LLC, a Delaware limited liability company, 54,975 shares of common stock held by Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, and 904,980 shares of common stock, held by GSC CDO III, L.L.C., a Delaware limited liability company.

(3)	The address for all officers and directors is c/o GSC Investment Corp., 12 East 49th Street, New York, New York 10017.

(4)	Reflects shares issued in connection with the Contribution. See “Contribution.”

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity
Name of Director	Securities in GSC Investment Corp.(1)

Independent Directors
Peter K Barker	None
Steven M. Looney	None
Charles S. Whitman III	None
G. Cabell Williams	None
Interested Directors
Thomas V. Inglesby(2)	over $100,000
Richard M. Hayden(2)	over $100,000
Robert F. Cummings, Jr.	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)	Reflects shares issued in connection with the Contribution. See “Contribution.”

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt in our portfolio will generally correspond to cost but will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

We will value investments for which market quotations are not readily available quarterly at fair value as determined in good faith by our board of directors based on input from our investment adviser, a third party independent valuation firm and our audit committee. We may also be required to value any publicly traded securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of those securities. Our board of directors will utilize the services of an independent valuation firm to review the fair value of any securities prepared by our investment adviser. The types of factors that may be considered in a fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will undertake a multi-step valuation process each quarter when valuing these securities as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management;

•	An independent valuation firm engaged by our board of directors will review one quarter of our portfolio’s preliminary valuations; as a result, the entire portfolio will be reviewed on an annual basis;

•	The audit committee of our board of directors will review the preliminary valuation, and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of certain material U.S. federal income tax consequences relating to the ownership and disposition of our common stock is for general information only and is not tax advice. This discussion does not describe all of the tax consequences that may be relevant to a holder of our common stock in light of its particular circumstances or to holders subject to special rules, such as:

•	certain financial institutions;

•	insurance companies;

•	RICs;

•	broker-dealers;

•	persons who hold shares of our common stock as part of a straddle, hedge or other integrated transaction;

•	partnerships or other entities classified as partnerships for U.S. federal income tax purposes;

•	persons subject to the alternative minimum tax;

and, except to the extent specifically discussed below,

•	foreign corporations and persons who are not citizens or residents of the United States.

This summary assumes that investors will hold their common stock as capital assets (generally property held for investment) and is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations, changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein.

PROSPECTIVE INVESTORS ARE URGED TO SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK AND OF OUR ELECTION TO BE TAXED AS A RIC, INCLUDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF SUCH OWNERSHIP, DISPOSITION AND ELECTION, AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

Tax consequences as a RIC

We intend to elect to qualify, and intend to remain qualified, as a RIC under Subchapter M of the Code. Qualification as a RIC requires, among other things, that (a) we qualify to be treated as a BDC under the 1940 Act at all times during each taxable year, (b) at least 90% of our annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code; and (c) we diversify our holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of our assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of our assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), in two or more issuers that are controlled by us and that are engaged in the same or similar trades or business or related trades or businesses, or in one or more “qualified publicly traded partnerships,” as defined in the Code.

Qualification and election as a RIC involve no supervision of investment policy or management by any government agency. As a RIC, we generally will not be subject to U.S. federal income tax on income that is distributed to stockholders, provided that we distribute to stockholders at least 90% of our net taxable investment income (which includes, among other items, interest, dividends, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains) and 90% of our net tax-exempt interest income in each year. We intend to maintain our qualification as a BDC continuously. See “Risk Factors — Risks related to our operation as a BDC.”

We intend to make sufficient distributions in a timely manner in order to ensure that we will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of our ordinary income (computed on a calendar year basis), plus 98% of our capital gain net income (generally computed for the one-year period ending on October 31).

If any net capital gains are retained by us for reinvestment, requiring U.S. federal income taxes to be paid thereon by us, we may elect to treat such capital gains as having been distributed to stockholders. In that case, each stockholder will be required to report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by us on such gains as a credit or refund against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his common stock by the difference between his share of such gains and the related credit or refund. A stockholder that is not subject to U.S. federal income tax or is not otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid.

If for any taxable year we do not qualify for the special U.S. federal income tax treatment afforded to RICs (for example, by not meeting the 90% distribution requirement described above), all of our taxable income will be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to our stockholders). In such event, provided that a stockholder satisfies the applicable holding period and other requirements with respect to his common stock, dividend distributions would be taxable to the stockholder as “qualified dividend income” to the extent of our earnings and profits and would be eligible for the dividends-received deduction in the case of a corporate stockholder.

Certain investments made by us, such as investments in debt securities that have original issue discount, will cause us to recognize income for U.S. federal income tax purposes prior to our receipt of the corresponding distributable proceeds. In addition, certain of our investments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital), accelerate our recognition of income or defer our losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may result in our “marking-to-market” certain types of the positions in our portfolio (i.e., treating them as if they were sold). We may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, we may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements.

Interest, dividends and capital gains received by us may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce our stockholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that we will qualify for treaty benefits.

Distributions

Distributions to stockholders of our net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to stockholders. Distributions of our net capital gains (designated as capital gain dividends by us) will be taxable to stockholders as long-term capital gains, regardless of the length of time the common stock has been held by a stockholder. Distributions in excess of our current and accumulated earnings and profits will, as to each stockholder, be treated as a tax-free return of capital, to the extent of a stockholder’s adjusted basis in his common stock, and as a capital gain thereafter. Provided that the stockholder satisfies the applicable holding period and other requirements with respect to his common stock, (i) distributions of our “qualified dividend income” made or deemed made by us in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by the stockholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) stockholders that are corporations may be entitled to claim a dividends-received deduction for a portion of certain distributions they receive. We do not anticipate that a substantial portion of our income will constitute qualified dividend income. We will inform our stockholders each year of the tax status of distributions received by stockholders for the previous year. A stockholder’s tax liabilities for such distributions will depend on his particular tax situation.

As discussed above under “Dividend Reinvestment Plan,” we expect to adopt an automatic dividend reinvestment plan. Unless a stockholder elects not to participate in that plan, it will generally be treated for U.S. federal income tax purposes as receiving the amount of the distributions made by us, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by us, the fair market value of the shares issued to the stockholder.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the stockholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by us in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to stockholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by us result in a reduction in the net asset value of our common stock. Should a distribution reduce the net asset value below a stockholder’s cost basis, such distribution could nevertheless be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying common stock just prior to a distribution. Although the price of common stock purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale of common stock

A stockholder will recognize a taxable gain or loss, if any, if the stockholder sells his common stock. A stockholder will generally be subject to taxation based on the difference between his adjusted tax basis in the common stock sold and the value of the cash or other property received by him in payment therefor.

Any gain or loss arising from the sale of common stock will be treated as capital gain or loss if the common stock is a capital asset in the stockholder’s hands and will generally be long-term capital gain or loss if the stockholder’s holding period for the common stock is more than one year and short-term capital gain or loss if it is one year or less. Capital gains recognized by individuals and other non-corporate stockholders on a sale of common stock will generally be taxed at a maximum U.S. federal tax rate of 15% if the stockholder’s holding period for the common stock is more than 12 months. Any loss realized on a sale will be disallowed to the extent the common stock disposed of is replaced with substantially identical stock within a period beginning 30 days before and ending 30 days after the disposition of the common stock. In such a case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale of common stock for which the stockholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the stockholders with respect to such stock. For purposes of determining a stockholder’s holding period for common stock, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A stockholder who recognizes a loss on a sale or other disposition of common stock will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Stockholders should consult their tax advisers to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of common stock.

Backup withholding

We will be required to withhold U.S. federal income tax at the rates specified in the Code on all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder’s U.S. federal income tax liability.

Non-U.S. stockholders

A “non-U.S. stockholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This disclosure assumes that a non-U.S. stockholder’s ownership of common stock is not effectively connected with a trade or business conducted by such foreign stockholder in the United States. Except as described in the following paragraph, a distribution of our net investment income to a non-U.S. stockholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying his entitlement to benefits under a treaty.

A non-U.S. stockholder generally will not be subject to U.S. federal income tax with respect to gain on the sale of our common stock, distributions made or deemed made by us out of net long-term capital gains or, in taxable years beginning before January 1, 2008, net short-term capital gains or “qualified interest income,” or amounts retained by us that are designated as undistributed capital gains. In the case of a non-U.S. stockholder who is a nonresident alien individual, gain arising from the sale of our common stock, distributions made by us out of net long-term capital gains and amounts retained by us that are designated as undistributed capital gains ordinarily will be subject to U.S. federal income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale of our common stock, either the gain is attributable to an office or other fixed place of business maintained by the stockholder in the United States or the stockholder has a “tax home” in the United States.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the particular tax consequences to them of investment in our common stock.

State, local and foreign taxes

In addition to U.S. federal income taxes, our stockholders may be subject to state, local or foreign taxes on distributions from us and on repurchases of our common stock. Stockholders should consult their tax advisers as to the application of such taxes and as to the tax status of distributions from us and repurchases of our common stock in their own states and localities.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our governing documents, which we collectively refer to as our “governing documents.”

As of the completion of this offering, our authorized stock will consist of 100,000,000 shares of capital stock, $0.0001 par value per share, all of which are designated as shares of common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our common stock will develop in the future. Our common stock will trade under the symbol “GNV” on the New York Stock Exchange. There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our governing documents, our board of directors is authorized to create new classes or series of shares of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. Our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

Each share of our common stock has equal rights as to earnings, assets, dividends and voting and all of our outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights.

In the event of a liquidation, dissolution or winding up of us, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities, subject to any preferential rights of holders of shares of our preferred stock, if any are outstanding at such time. Each share of our common stock entitles its holder to cast one vote on all matters submitted to a vote of stockholders, including the election and removal of directors. Except as provided with respect to any other class or series of shares of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such stock will be unable to elect any director.

The following table sets forth information regarding our authorized shares of stock under our charter and bylaws and shares of stock outstanding as of the completion of this offering (assuming no exercise of the underwriters’ option to purchase additional shares).

			Amount Outstanding
		Amount Held by Us	Exclusive of Amount Held by Us
Title of Class	Shares Authorized	or for Our Account	or for Our Account

Common Stock	100,000,000	—	8,291,384

Preferred stock

Our governing documents authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of stock of each class or series, the board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock. Thus, the board of directors could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. In addition, as a BDC, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate dividend or distribution on, or purchase price of, such shares of preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock is in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on liability of directors and officers; indemnification and advance of expenses

The Maryland General Corporation Law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our governing documents contain a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which, our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter authorizes us to obligate our Company, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to any applicable requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager or trustee, from and against any claim or liability to which that person may become subject for which that person may incur by reason of his or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit indemnification and the advancement of expenses to any person who served as predecessor to GSC Investment Corp. in any of the capacities described above and any of our employees or agents or any employees or agents of such predecessor.

As a BDC, and in accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser’s investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.

Provisions of our governing documents and the Maryland General Corporation Law

Our governing documents and the Maryland General Corporation Law contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in the first, second and third years, respectively, after our organization, or at our 2007, 2008 and 2009 annual meetings of stockholders. Beginning at our 2007 annual meeting of stockholders, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of directors; vacancies; removal

Our governing documents provide that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eleven. Our charter provides that, except as may be provided by the board of directors in setting the terms of any class or series of shares of stock, so long as we have a class of securities registered under the Exchange Act and at least three independent directors, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. If there are no directors then in office, vacancies may be filled by stockholders at a special meeting called for such purpose. Our charter provides that a director may be removed only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Action by stockholders

All of our outstanding shares of common stock will generally be able to vote on any matter that is a proper subject for action by the stockholders of a Maryland corporation, including in respect of the election or removal of directors as well as other extraordinary matters. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by written or electronically-transmitted unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our governing documents regarding the calling of a stockholder-requested special meeting of stockholder discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors, (3) by a stockholder who is a stockholder of record both at the time of its giving notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors, (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws or (4) by a stockholder who is entitled to vote at the meeting in circumstances in which a special meeting of stockholders is called for the purpose of electing directors when no directors remain in office.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of our stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of our stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting, except that, if no directors remain in office, a special meeting of our stockholders shall be called to elect directors by the secretary upon the written request of holders entitled to cast at least 10% of the votes entitled to be cast generally in the election of directors.

Amendment of governing documents

Under Maryland law, a Maryland corporation generally cannot dissolve or amend its charter unless the corporation’s board of directors declares the dissolution or amendment to be advisable and the dissolution or amendment is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter also provides that certain charter amendments and proposals for our liquidation, dissolution or conversion, whether by merger or otherwise, from a closed-end company to an open-end company require the approval of the stockholders entitled to cast at least two- thirds percent of the votes entitled to be cast on such matter. If such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are, as defined in our charter, our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our governing documents provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Approval of extraordinary actions

Under Maryland law, a Maryland corporation generally cannot merge, sell all or substantially all of its assets, engage in a consolidation or share exchange or engage in similar transactions outside the ordinary course of business, unless the corporation’s board of directors declares action or transaction to be advisable and the action or transaction is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Except for a merger that would result in our conversion to an open-end company, which requires the approval described above, our charter provides that we may merge, sell all or substantially all of our assets, engage in a consolidation or share exchange or engage in similar transactions, if such transaction is declared advisable by our board of directors and approved by a majority of all of the votes entitled to be cast on the matter.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our governing documents provide that our stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholder meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our common stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting from the provisions of the Maryland Business Combination Act any business combination between us and any other person. If our board of directors adopts resolutions causing us to be subject to the provisions of the Business Combination Act, these provisions may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act or the Business Combination Act (if we amend our bylaws to be subject to such Acts), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s stock present at a meeting if more than 50% of the outstanding stock of such company are present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in general. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies either of the following:

(i) does not have any class of securities listed on a national securities exchange; or

(ii) is controlled by a BDC or a group of companies including a BDC, and the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “— Qualifying assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and senior securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors — Risks related to our operation as a BDC — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

Code of ethics

As a BDC, we and our investment adviser will have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics are filed as an exhibit to our registration statement on Form N-2 filed with the SEC in connection with this offering.

Proxy voting policies and procedures

SEC registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in its portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser.

Our investment adviser has particular proxy voting policies and procedures in place. In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of GSC Group, taking into account our interests and the interests of our investors, as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of our investment adviser will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it finds it necessary to vote contrary to its general guidelines to maximize stockholder value or our best interests.

In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors:  In general, our investment adviser will vote in favor of the management- proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure:  Changes in a portfolio company’s organizational documents may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions:  We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Stockholder Rights:  We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

Corporate Governance:  We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures:  Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Share Splits:  Our investment adviser will generally vote with management on share split matters.

Limited Liability of Directors:  Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility:  Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Privacy principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Co-investment

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC provision on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting for purchases of a single class of privately-placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other GSC Group’s funds when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for a GSC Group’s fund to invest in different securities of the same issuer, our investment adviser will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a GSC Group’s fund has previously invested.

The Company and GSC Group may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for the Company to co-invest with funds managed by GSC Group where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. We believe that co-investment by the Company and funds managed by GSC Group may afford the Company additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting the Company to negotiate more than price terms when investing with funds managed by GSC Group in the same portfolio companies. It is expected that any exemptive relief permitting co-investments on those terms would be granted, if at all, only upon the conditions, among others, that before such a co-investment transaction is effected, our investment adviser will make a written investment presentation regarding the proposed co-investment to the independent directors of the Company and the independent directors of the Company will review our investment adviser’s recommendation.

Moreover, it is expected that prior to committing to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent directors of the Company would conclude that (i) the terms of the proposed transaction are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company and its stockholders on the part of any person concerned; (ii) the transaction is consistent with the interests of the stockholders of the Company and is consistent with the investment objectives and policies of the Company; and (iii) the co-investment by any GSC Group fund would not disadvantage the Company in making its investment, maintaining its investment position, or disposing of such investment and that participation by the Company would not be on a basis different from or less advantageous than that of the affiliated co-investor. There is no assurance that the application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Compliance with the Sarbanes-Oxley Act and the New York Stock Exchange corporate governance regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Following the completion of this offering, many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the New York Stock Exchange adopted corporate governance changes to its listing standards in 2003. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

American Stock Transfer & Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser, to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

We, our executive officers and directors and certain other stockholders have agreed with the underwriters not to sell any shares of our common stock that we or they own for a period of 180 days from the date of this prospectus. This agreement, referred to as a “lock-up agreement,” may be waived by Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and Wachovia Capital Markets, LLC, as representatives of the underwriters. Notwithstanding the foregoing, we have agreed, and are permitted pursuant to the terms of the lock up agreements, to file a shelf registration statement covering all of the shares of our common stock outstanding prior to this offering shortly after the completion of this offering. See “Description of Our Shares.”

Upon the completion of this offering, as a result of the issuance of 7,250,000 shares of common stock, we will have 8,291,384 shares of our common stock outstanding of which 1,041,384 shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file a registration statement in respect of the shares of common stock that are restricted securities.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person with any three month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors — Risks related to this offering.”

Lock-up agreements

We, our executive officers and directors and certain other stockholders will be subject to agreements with the underwriters that restrict our and their ability to transfer shares of our common stock for a period of up to 180 days from the date of this prospectus. After the lock-up agreements expire, an aggregate of 1,041,384 additional shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period specified in the agreement without the prior written consent of Citigroup Global Markets Inc., J.P. Morgan Securities Inc and Wachovia Capital Markets, LLC.

UNDERWRITING

Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of common stock set forth opposite the underwriter’s name.

Number
Underwriter	of Shares

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Wachovia Capital Markets, LLC
BMO Capital Markets Corp.
Ferris, Baker Watts, Incorporated
Stifel, Nicolaus & Company, Incorporated

Total	7,250,000

The underwriting agreement provides that the obligations of the underwriters to purchase the stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares. We and the underwriters reserve the right to withdraw, cancel or modify this offering and reject orders for our common stock in whole or in part.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $      per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $      per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 1,087,500 additional shares of our common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We, our officers and directors, and our other stockholders have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC at their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

At our request, the underwriters have reserved up to 5% of the shares of our common stock for sale at the initial public offering price to persons who are directors, officers or employees through a directed share program. Any directed shares purchased by any director or officer will be subject to the lock-up agreements described above. All other purchasers of directed shares will be restricted from disposing of any directed shares for a period of 25 days from the date of this prospectus. The number of shares of common stock available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Any directed shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares of common stock offered. We have agreed to indemnify the underwriters against certain liabilities and expenses, including liabilities under the Securities Act, in connection with the sales of the directed shares.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. Among the factors considered in determining the initial public offering price were our record of operations, our current financial condition, our future prospects, our markets, the economic conditions in and future prospects for the industry in which we compete, our management, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies considered comparable to our company. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of our common stock.

	Paid by Us
	No	Full
	Exercise	Exercise
Per share	$0.975	$0.975
Total	$7,068,750	$8,129,063

In connection with the offering, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of stock to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of stock made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of stock in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of our common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of stock in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC repurchase stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of our common stock. They may also cause the price of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering will be $1,000,000.

The underwriters have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

Citigroup Global Markets Inc. holds $10,000,000 of credit-linked notes on which the amount of interest payable (after a minimum interest payment amount equal to 2% per annum) depends primarily on the amount distributed by GSC Partners CDO GP III, L.P., the general partner of a limited partnership that invests substantially all its assets in CDO Fund III. It is expected that in the ultimate liquidation of CDO Fund III these credit-linked notes will be repaid. The underwriters and their affiliates do not hold any other debt or equity position in CDO Fund III.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

If this offering is consummated as contemplated in this prospectus, in accordance with the minimum standards for listing on the NYSE, there will be at least 1,100,000 publicly held shares of our common stock outstanding in North America (as defined in Section 102.01B(C) of the NYSE Listed Company Manual), there will be at least 400 North American holders of 100 or more shares of our common stock, the anticipated aggregate market value of publicly held shares of our common stock will be at least $60 million and our total market capitalization will be least $75,000,000.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

•	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities or

•	to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts or

•	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares of our common stock described in this prospectus located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of shares of our common stock have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

Notice to Prospective Investors in the United Kingdom

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom who fall within the definition of “qualified investor” as that term is defined in Section 86(1) of the Financial Services and Markets Act 2000 (“FSMA”) or otherwise in circumstances which do not result in an offer of transferable securities to the public in the United Kingdom within the meaning of FSMA. Any invitation or inducement to engage in investment activity by the underwriters (within the meaning of section 21 of the FSMA) in connection with an issue or sale of shares of our common stock may only be communicated or caused to be communicated and will only be communicated or caused to be communicated in circumstances in which section 21(1) of FSMA does not apply. All applicable provisions of the FSMA with respect to anything done by the underwriters in relation to the shares in, from or otherwise involving the United Kingdom must be complied with. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a “qualified investor” or a person to whom this prospectus may lawfully be communicated should not act or rely on this document or any of its contents.

Notice to Prospective Investors in France

Neither this prospectus nor any other offering material relating to the shares described in this prospectus has been submitted to the clearance procedures of the Autorité des Marchés Financiers or by the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus nor any other offering material relating to the shares has been or will be

•	released, issued, distributed or caused to be released, issued or distributed to the public in France or

•	used in connection with any offer for subscription or sale of the shares to the public in France.

Such offers, sales and distributions will be made in France only

•	to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with, Article L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier or

•	to investment services providers authorized to engage in portfolio management on behalf of third parties in accordance with Article L.411-2 of the French Code monétaire et financier or

•	in a transaction that, in accordance with article L.411-2-II-1º-or-2º-or 3º of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The shares may be resold directly or indirectly, only in compliance with Articles L.411-1, L.411-2, L.412-1 and L.621-8 of the French Code monétaire et financier.

Notice to Prospective Investors in the Republic of Italy

The offering of the shares of our common stock has not been registered pursuant to Italian securities legislation and, accordingly, each dealer has represented and agreed that it has not offered or sold, and will not offer or sell, any shares of our common stock in the Republic of Italy in a solicitation to the public, and that sales of the shares of our common stock in the Republic of Italy shall be effected in accordance with all Italian securities, tax and exchange control and other applicable laws and regulations.

Each of the Institutional Managers has represented and agreed that it will not offer, sell or deliver any shares of our common stock or distribute copies of this Prospectus or any other document relating to the shares of our common stock in the Republic of Italy except:

(1) to “Professional Investors,” as defined in Article 31.2 of CONSOB Regulation No. 11522 of July 2, 1998, as amended (“Regulation No. 11522”), pursuant to Articles 30.2 and 100 of Legislative Decree No. 58 of February 24, 1998, as amended (“Decree No. 58”); or

(2) in any other circumstances where an express exemption from compliance with the solicitation restrictions applies, as provided under Decree No. 58 or Regulation No. 11971 of May 14, 1999, as amended.

Any such offer, sale or delivery of the shares of our common stock or distribution of copies of this Prospectus or any other document relating to the shares of our common stock in the Republic of Italy must be:

(a) made by investment firms, banks or financial intermediaries permitted to conduct such activities in the Republic of Italy in accordance with Legislative Decree No. 385 of September 1, 1993 as amended (“Decree No. 385”), Decree No. 58, CONSOB Regulation No. 11522 and any other applicable laws and regulations; and

(b) in compliance with any other applicable notification requirement or limitation which may be imposed by CONSOB or the Bank of Italy.

Italian provisions relating to secondary markets

Investors should also note that, in any subsequent distribution of the shares of our common stock in the Republic of Italy, Article 100-bis of Decree No. 58 may require compliance with the law relating to public offers of securities. Furthermore, where the shares of our common stock are placed solely with professional investors and are then systematically resold on the secondary market at any time in the 12 months following such placing, purchasers of shares of our common stock who are acting outside of the course of their business or profession may in certain circumstances be entitled to declare such purchase void and to claim damages from any authorized person at whose premises the shares of our common stock were purchased, unless an exemption provided for under Decree No. 58 applies.

Notice to Prospective Investors in Switzerland

Shares of our common stock may be offered in Switzerland only on the basis of a non-public offering. This prospectus does not constitute an issuance prospectus according to Articles 652a or 1156 of the Swiss Federal Code of Obligations or a listing prospectus according to Article 32 of the Listing Rules of the Swiss Exchange. Shares of our common stock may not be offered or distributed on a professional basis in or from Switzerland and neither this prospectus nor any other offering material relating to shares of our common stock may be publicly issued in connection with any such offer or distribution. Shares of our common stock have not been and will not be approved by any Swiss regulatory authority. In particular, shares of our common stock are not and will not be registered with or supervised by the Swiss Federal Banking Commission, and investors may not claim protection under the Swiss Federal Act on Collective Investment Schemes.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for GSC Investment Corp. by Davis Polk & Wardwell, New York, New York, and Venable LLP, Baltimore, Maryland. Davis Polk & Wardwell and Venable LLP have from time to time represented certain of the underwriters, GSC Group and our investment adviser on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The financial statements as of October 31, 2006 and for the period from May 12, 2006 (inception date) to October 31, 2006 included in this prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of our common stock offered by this prospectus. The registration statement contains additional information about us and our shares of our common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

INDEX TO AUDITED FINANCIAL STATEMENTS

FOR GSC INVESTMENT LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of GSC Investment LLC:

We have audited the accompanying statement of assets, liabilities and member’s capital of GSC Investment LLC (the “Company”) as of October 31, 2006, and the related statements of operations, Member’s capital and cash flows for the period from May 12, 2006 (inception) to October 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GSC Investment LLC at October 31, 2006, and the results of its operations and its cash flows for the period from May 12, 2006 (inception) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/  Ernst & Young LLP

New York, New York
November 30, 2006

GSC Investment LLC

Statement of Assets, Liabilities, and Member’s Capital
October 31, 2006

ASSETS
Deferred offering costs	$231,550
Cash	1,000

Total Assets	$232,550

LIABILITIES AND MEMBER’S CAPITAL
Accrued offering costs	$200,000
Accrued expenses	95,000
Due to affiliate	31,743

Total liabilities	326,743
Member’s capital
Capital contributed	1,000
Accumulated loss	(95,193)

Total member’s capital	(94,193)

Total liabilities and member’s capital	$232,550

See accompanying notes.

GSC Investment LLC

Statement of Operations
For the period from May 12, 2006 (date of inception)
to October 31, 2006

Income
Interest and dividends	$—

Total income	—

Expenses
Organization costs	$95,193

Total expenses	95,193

Net loss	$(95,193)

See accompanying notes.

GSC Investment LLC

Statement of Member’s Capital
For the period from May 12, 2006 (date of inception)
to October 31, 2006

Member’s capital, May 12, 2006	—
Capital contributions	1,000
Net loss	(95,193)

Member’s capital, October 31, 2006	$(94,193)

See accompanying notes.

GSC Investment LLC

Statement of Cash Flows
For the period from May 12, 2006 (date of inception)
to October 31, 2006

Cash flows from operating activities
Net loss	$(95,193)
Adjustments to reconcile net loss to net cash and cash equivalents from operating activities:
Increase in deferred offering costs	(231,550)
Increase in accrued deferred offering costs	200,000
Increase in due to affiliate	31,743
Increase in accrued expenses	95,000

Net cash and cash equivalents from operating activities	—
Cash flows from financing activities
Contribution from Member	1,000

Net cash and cash equivalents provided by financing activities	1,000

Net change in cash	1,000
Cash, beginning of period	—

Cash, end of the period	$1,000

See accompanying notes.

GSC Investment LLC

Notes to Financial Statements

1.	Organization

GSC Investment LLC (the “LLC”) was organized on May 12, 2006 as a Maryland limited liability company. The LLC is a newly organized non-diversified closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended, prior to the initial public offering (“IPO”). In connection with the IPO, the LLC will merge, in accordance with Maryland Law, into a Maryland corporation to be named GSC Investment Corp. (“the Company”). The Company intends to raise common equity in an IPO which is anticipated to be finalized in the first quarter of 2007.

Other than the capitalization of the LLC by its member and certain organizational costs and registration fees incurred related to the pending IPO, the LLC has not commenced operations.

2.	Significant Accounting Policies

Cash and Cash Equivalents

The LLC considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Offering Cost

Deferred offering costs consist principally of legal fees incurred through October 31, 2006 that are related to the IPO and that will be charged to capital upon the receipt of the capital raised.

3.	Organizational Expenses and Offering Costs

Organizational expenses consist principally of professional fees incurred in connection with the organization of the LLC and have been expensed as incurred. GSCP (NJ), L.P., an affiliate of the LLC, has agreed to pay organizational expenses on behalf of the LLC, and to be subsequently reimbursed through the proceeds of the offering.

A portion of the net proceeds of the proposed IPO will be used to pay offering costs. Offering costs will be charged against proceeds from the IPO when received. Offering costs are currently estimated to be $1.6 million. These offering costs reflect management’s best estimate and are subject to change upon the completion of the IPO. In the event the IPO does not occur, the LLC will not incur all such expenses and may not be able to pay expenses that are incurred. As of October 31, 2006, the LLC has accrued $231,550 relating to offering costs.

4.	Federal Income Taxes

No provision for federal, state and local income taxes has been made in the accompanying financial statements, as the member is individually liable for its own tax payments.

When the LLC converts to a corporation it intends to file an election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders which will relieve it from Federal income or excise taxes. Therefore, no provision is anticipated to be recorded for Federal income or excise taxes.

GSC Investment LLC

Notes to Financial Statements — (Continued)

5.	Related Party Transactions

The due to affiliate balance of $31,743 includes amounts paid by GSCP (NJ), L.P. on behalf of the LLC for certain organizational expenses and offering costs.

On May 16, 2006, GSC Secondary Interest Fund, LLC contributed $1,000 to the LLC in exchange for 66 2/3 shares, constituting all of the outstanding shares of the LLC.

6.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

INDEX TO UNAUDITED FINANCIAL STATEMENTS

FOR GSC INVESTMENT CORP.

Unaudited Balance Sheets as of December 31, 2006 and as of March 21, 2007	F-10
Statements of Operations for the period from May 12, 2006 (date of inception) to December 31, 2006 and for the period from January 1, 2007 to March 21, 2007	F-11
Schedule of Investments as of March 21, 2007	F-12
Statements of Cash Flows for the period from May 12, 2006 (date of inception) to December 31, 2006 and for the period from January 1, 2007 to March 21, 2007	F-13
Statements of Changes in Net Assets for the period from May 12, 2006 (date of inception) to December 31, 2006 and for the period from January 1, 2007 to March 21, 2007	F-14
Notes to the Unaudited Financial Statements	F-15

GSC Investment Corp.

Balance Sheets
(Unaudited)

	March 21,	December 31,
	2007	2006

ASSETS
Investments, at fair value
Control investments (cost basis of $13,574,694 and $0, respectively)	$13,574,694	$—
Affiliate investments (cost basis of $2,045,067 and $0, respectively)	2,045,067	—
Cash	1,030	1,030
Deferred offering cost	671,550	521,550

Total assets	$16,292,341	$522,580

LIABILITIES
Accrued offering cost	$622,933	$490,000
Accrued expenses	95,000	95,000
Due to affiliates	48,810	31,743

Total liabilities	766,743	616,743

STOCKHOLDERS’ EQUITY
Common Stock, par value $.0001 per share, 100,000,000 shares authorized, 1,041,384 common shares issued and outstanding	104	—
Additional paid-in-capital in excess of par value	15,620,657	1,000
Accumulated deficit	(95,163)	(95,163)

Total stockholders’ equity	15,525,598	(94,163)

Total liabilities and stockholders’ equity	$16,292,341	$522,580

Net asset value per share	$14.91	N/A

See accompanying notes.

GSC Investment Corp.

Statements of Operations
(Unaudited)

		For the Period from
	For the Period	May 12, 2006 (Date of
	Ended January 1, 2007 to	Inception) to
	March 21,	December 31,
	2007	2006

Operating Income:
Interest	$—	$30

Total operating income	—	30

Operating Expenses:
Organization costs		95,193

Total operating expenses	—	95,193

Net operating loss	$—	$(95,163)

See accompanying notes.

GSC Investment Corp.

Schedule of Investments
March 21, 2007
(Unaudited)

Company	Industry	Investment	Principal	Cost	Fair Value

Control investments
GSC CDO III, LLC	Diversified Financial Services	100% membership interest		$13,574,694	$13,574,694
Affiliate investments
GSC Partners CDO GP III, LP	Diversified Financial Services	6.24% limited partnership interest		2,045,067	2,045,067

Total Investments				$15,619,761	$15,619,761

See accompanying notes.

GSC Investment Corp.

Statements of Cash Flows
(Unaudited)

		For the Period from
	For the Period	May 12, 2006 (Date of
	Ended January 1, 2007 to	Inception) to
	March 21,	December 31,
	2007	2006

Operating activities:
Net operating loss	$—	$(95,163)
Adjustments to reconcile net operating loss to net cash provided by operating activities
Increase in deferred offering costs	(150,000)	(521,550)
Increase in accrued deferred offering costs	132,933	490,000
Increase in due to affiliate	17,067	31,743
Increase in accrued expenses	—	95,000

Net cash provided by operating activities	—	30

Net increase in cash and cash equivalents	—	1,030
Cash and cash equivalents at beginning of period	1,030	—

Cash and cash equivalents at end of period	$1,030	$1,030

Non-cash investing activities:
Increase in investments	$15,619,761	$—
Non-cash financing activities:
Issuance of common stock in exchange for portfolio investments	$15,619,761	$—

See accompanying notes.

GSC Investment Corp.

Statements of Changes in Net Assets
(Unaudited)

		For the Period from
	For the Period	May 12, 2006 (Date of
	Ended January 1, 2007 to	Inception) to
	March 21,	December 31,
	2007	2006

Operations:
Net operating loss	$—	$(95,163)

Net decrease in net assets resulting from operations	—	(95,163)

Capital share transactions:
Issuance of common stock	15,619,761	1,000

Net increase in net assets resulting from capital share transactions	15,619,761	1,000

Total increase (decrease) in net assets	15,619,761	(94,163)
Net assets at beginning of period	(94,163)	—

Net assets at end of period	$15,525,598	$(94,163)

Net asset value per common share	$14.91	N/A
Common shares outstanding at end of period	1,041,384	67

See accompanying notes.

GSC Investment Corp.

Notes to Financial Statements
(Unaudited)

Note 1.	Organization

GSC Investment, LLC (the “LLC”) was organized in May 2006 as a Maryland limited liability company. The LLC is a newly organized non-diversified closed-end management investment company and has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On March 21, 2007, the LLC was merged with and into GSC Investment Corp. (which is referred to as the “Company”, “we” and “us”), a Maryland corporation, in accordance with the procedure for such merger in the LLC’s limited liability company agreement and Maryland law. In connection with such merger, each outstanding common share of the LLC has been, without any further action or consent required by the holders thereof, converted into an equivalent number of shares of common stock of the Company and the Company has assumed the financials of the LLC. The Company intends to raise common equity in an initial public offering (“IPO”) which is anticipated to be finalized in the first quarter of 2007.

The Company intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to generate both current income and capital appreciation through debt and, to a lesser extent, equity investments, by primarily investing in first and second lien loans and mezzanine debt of private middle market companies, as well as select high yield bonds.

Our operations will be externally managed and advised by our investment adviser, GSCP (NJ), L.P. (individually and collectively with its affiliates, “GSC Group” or the “Manager”), pursuant to an investment advisory and management agreement.

Other than the capitalization of the LLC and the merger with and into the Company, the contribution of certain assets by GSC Group (see Note 3), and certain organizational costs and registration fees incurred related to the pending IPO, the Company has not commenced operations.

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S generally accepted accounting principles and are expressed in U.S. dollars.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by the Manager. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the

GSC Investment Corp.

Notes to Financial Statements — (Continued)
(Unaudited)

portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. For equity securities in collateralized debt obligation (“CDO”) funds, we prepare a fair value analysis which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of March 21, 2007, the percentage of investments that were not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by the Manager was 100%. The Company did not have any investments as of December 31, 2006.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Recent Accounting Pronouncements

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Deferred Offering Cost

Deferred offering costs consist principally of legal fees incurred by the Company related to the planned IPO. These offering costs will be charged directly against capital upon completion of the IPO.

GSC Investment Corp.

Notes to Financial Statements — (Continued)
(Unaudited)

Organizational Expenses

Organizational expenses consist principally of professional fees incurred in connection with the organization of the Company and have been expensed as incurred. GSCP (NJ), L.P., an affiliate of the Company, has agreed to pay organizational expenses on behalf of the Company, and to be subsequently reimbursed through the proceeds of the planned IPO.

Income Taxes

The Company intends to elect and continue to qualify and elect for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and, among other things, and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other factors, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management has evaluated the implications of FIN 48 and has determined that all uncertain tax positions have been properly presented and disclosed in the financial statements.

Note 3.	Acquisition of Portfolio Investments

Pursuant to the agreement entered into on October 17, 2006, and as amended from time to time, among GSC CDO III, L.L.C., GSCP (NJ), L.P., GSC Investment LLC and the other investors party thereto (the “Contribution Agreement”), we completed the following acquisitions of our portfolio investments:

The LLC issued 1,041,317 common shares to GSC Group, which have been converted into an equivalent number of shares of common stock of the Company, as previously described above, to acquire (i) a general partner interest in GSC Partners CDO GP III, L.P., the general partner of GSC Partners CDO Investors III, L.P., a limited partnership that owns the equity in GSC Partners CDO Fund III, Ltd, (“CDO Fund III”) pursuant to which we will manage the activities of the limited partnership and (ii) a limited partner interest in that same general partner. The combined interests indirectly represent a 6.24% equity interest in CDO Fund III, an entity excluded from the definition of “investment company” in reliance upon Section 3(c)(7) of the 1940 Act, and a contractual right to receive approximately 77% of all carried interest distributions with respect to CDO Fund III. Carried interest distributions with respect to CDO Fund III generally equal 20% of all distributions made to the equity investors in CDO Fund III in excess of capital contributions, once a hurdle rate has been meet. Furthermore, the value of these interests may be positively or negatively affected by any appreciation or depreciation in the value of CDO Fund III’s

GSC Investment Corp.

Notes to Financial Statements — (Continued)
(Unaudited)

assets between the time the interests were contributed to us and the completion of the planned liquidation of CDO Fund III. There can be no assurances that any carried interest distributions will be received by us in connection with the liquidation of CDO Fund III.

Based on a net liquidation value of CDO Fund III of approximately $600.2 million at March 21, 2007, GSC Group’s contribution of general and limited partner interests were valued at approximately $13.6 million, and $2.0 million, respectively. These interests in CDO Fund III were valued at their fair market value by reference to the net liquidation value and the amounts that would be available for distribution in respect of these interests, as determined in good faith by the Manager and approved by the Board of Directors. The Manager calculated the net liquidation value of the collateral held in CDO Fund III by determining the aggregate fair market value of its assets, less the debt issued by CDO Fund III and expenses associated with CDO Fund III’s liquidation. This methodology may or may not reflect the value that could be obtained for these interests in CDO Fund III in a transaction with a third party.

Pursuant to the Contribution Agreement, GSC Group provided the Company with a $5 million cash guaranty in the event the actual realization of the contributed interests results in a loss to the Company. Any losses in excess of the $5 million guaranty will be borne by the Company.

Note 4.	Acquisition of Collateral Management Agreement

The Company entered into an agreement with GSC Group, the current collateral manager of CDO Fund III, subject to payment by the Company of $144,000 to GSC Group, to acquire the right to act as collateral manager to CDO Fund III, and in doing so will assume all of the rights and obligations of the collateral manager, including the right to receive all fees that are expected to be received by the collateral manager following the acquisition. Under the terms of the collateral management agreement, we will assume responsibility for directing the investment and reinvestment of the CDO Fund III collateral, selecting new collateral, monitoring existing collateral and directing the trustee, custodian or collateral administrator in the acquisition or disposition of collateral.

In light of the planned liquidation of CDO Fund III, we expect our activities as collateral manager will be primarily related to the orderly liquidation of the remaining portfolio assets in CDO Fund III and any activities incidental thereto. The management fee we receive will be related to these activities.

We valued this role as collateral manager to CDO Fund III at its fair market value of $144,000 as determined in good faith by our Manager and approved by the Board of Directors. We estimated the management fee that would accrue and be payable under the existing collateral management agreement between CDO Fund III and the collateral manager after March 21, 2007, through April 15, 2007. This methodology may or may not reflect the value that could be obtained for the right to act as collateral manager in CDO Fund III in a transaction with a third party. The management fee is expected to be approximately $171,000.

Pursuant to the collateral management agreement, we (including our officers and the Manager) will not be liable for any acts or omissions or any decrease in value of the CDO Fund III, except by reason of acts or omissions constituting criminal conduct, fraud, bad faith, willful misconduct or gross negligence, or reckless disregard of our duties as collateral manager. CDO Fund III has agreed to indemnify and hold us harmless from and against any and all liabilities, charges and claims of any nature whatsoever arising from acts or omissions made in good faith and transactions not constituting criminal conduct, fraud, bad faith, willful misconduct or gross negligence, or reckless disregard of our duties as collateral manager. Upon completion of the liquidation, CDO Fund III will have no assets to meet any of its obligations under our indemnity. We may be exposed to liability to other parties as a result of serving as the collateral manager to CDO Fund III.

GSC Investment Corp.

Notes to Financial Statements — (Continued)
(Unaudited)

Note 5.	Related Party Transactions

In May 2006, GSC Secondary Interest Fund, LLC, an affiliated entity of GSC Group, contributed $1,000 to the LLC in exchange for 67 shares of common stock, which have been converted into an equivalent number of shares of common stock of the Company, as previously described above.

The due to affiliate balance of $48,810 includes amounts paid by GSC Group on behalf of the Company for certain organizational expenses and offering costs.

On March 21, 2007, the Company entered into an Investment Advisory and Management Agreement (the “Management Agreement”) with the Manager, in which the Manager will act as the investment advisor to the Company and manage the investment and reinvestment activities of the Company, subject to the supervision of the board of directors of the Company. The Manager shall have the power and authority on behalf of the Company to effectuate investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. The initial term of the Management Agreement is 2 years and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the board of directors, or by the vote of shareholders holding a majority of the outstanding voting securities of the Company, and the vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party to this Agreement, in accordance with the requirements of the Investment Company Act.

The Company agrees to pay the Manager a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) for the services provided under the Management Agreement. The Base Management Fee shall be calculated and payable quarterly in arrears and is equal to 1.75% per annum of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). The Incentive Fee shall consist of two parts, the “Pre-Incentive Fee” and “Capital Gains Fee”. The Pre-Incentive Fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the quarter and is subject to a hurdle rate of 1.875% per quarter (7.5% annualized). The Capital Gains Fee is calculated and payable as of the end of each calendar year and is calculated by subtracting (i) the sum of the Company’s cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation from (ii) the Company’s cumulative aggregate realized capital gains, in each case calculated from inception. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

Note 6.	Net Asset Value Per Share

At March 21, 2007, the Company’s total net assets and net asset value per share were $15,525,598 and $14.91, respectively.

11,700,000 Shares

GSC Investment Corp.

Common Stock

PROSPECTUS

          , 2007

Citigroup	JPMorgan	Wachovia Securities

BMO Capital Markets

Ferris, Baker Watts	Stifel Nicolaus
               Incorporated

EXPLANATORY NOTE

This Amendment No. 7 to the Registration Statement on form N-2 (File No. 333-138051) is being filed in order to file Exhibit k.11 which was not included with Amendment No. 6 to the Registration Statement filed on March 22, 2007. This Amendment No. 7 modifies the provisions of Item 25 of Part C and the Index to Exhibits of the Registration Statement. The provisions of the Prospectus contained in Parts A and B and Items 26, 27, 28, 29, 30, 31, 32, 33 or 34 of Part C of Amendment No. 6 to the Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007 are incorporated by reference in their entirety.

PART C-OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

Not applicable.

2.	Exhibits

Exhibit
Number		Description

a		Form of Charter of GSC Investment Corp.*********
b		Form of Bylaws of GSC Investment Corp.*********
c		Not applicable
d	.1	Specimen certificate of GSC Investment Corp.’s common stock, par value $0.0001 per share.*********
d	.2	Form of Registration Rights Agreement dated , 2007 between GSC Investment Corp., GSC CDO III L.L.C., GSCP (NJ) L.P. and the other investors party thereto.***
e		Form of Dividend Reinvestment Plan.*******
g		Form of Investment Advisory and Management Agreement dated , 2007 between GSC Investment LLC and GSCP (NJ) L.P.*******
h		Form of Underwriting Agreement dated , 2007 between GSC Investment Corp. and Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein.***
i	.	Not Applicable.
j		Form of Custodian Agreement dated , 2007 between GSC Investment LLC and .*******
k	.1	Form of Regulations of American Stock Transfer and Trust Company.***
k	.2	Form of Administration Agreement dated , 2007 between GSC Investment Corp. and GSCP (NJ) L.P.*
k	.3	Form of Trademark License Agreement dated , 2007 between GSC Investment Corp. and GSCP (NJ) L.P.*******
k	.4	Contribution and Exchange Agreement dated October 17, 2006 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto.*******
k	.5	Portfolio Acquisition Agreement dated March 21, 2007 between GSC Investment Corp. and GSC Partners CDO Fund III, Limited.*******
k	.6	Form of Indemnification Agreement dated , 2007 between GSC Investment LLC and each officer and director of GSC Investment LLC.*******
k	.7	Form of Indemnification Agreement dated , 2007 between GSC Investment LLC and each investment committee member of GSCP (NJ) L.P.*******
k	.8	Collateral Management Agreement dated November 5, 2001 among GSC Partners CDO Fund III, Limited and GSCP (NJ), L.P.*****
k	.9	Amended and Restated Limited Partnership Agreement of GSC Partners CDO GP III, L.P. dated October 16, 2001.*****

Exhibit
Number		Description

k	.10	Amended and Restated Limited Partnership Agreement of GSC Partners CDO Investors III, L.P. dated August 27, 2001.*****
k	.11	Form of Amendment to the Contribution and Exchange Agreement dated , 2007 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto.**
k	.12	Form of Assignment and Assumption Agreement dated , 2007 among GSCP (NJ), L.P. and GSC Investment LLC.****
k	.13	Form of Notification of Fee Reimbursement dated , 2007.*
l		Opinion of Venable LLP, counsel to the Registrant.***
m	.	Not applicable.
n	.1	Consent of Thomas V. Inglesby pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.*******
n	.2	Consent of Richard M. Hayden pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.*******
n	.3	Consent of Robert F. Cummings, Jr. pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.*******
n	.4	Consent of Peter K. Barker pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.5	Consent of Steven M. Looney pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.6	Consent of Charles S. Whitman pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.7	Consent of G. Cabell Williams pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.8	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.*
n	.9	Consent of Venable LLP, counsel to the Registrant (included in Exhibit l).***
n	.10	Consent of Valuation Research Corporation, Independent Valuation Firm.***
o		Not applicable.
p		Not applicable.
q		Not applicable.
rr		Code of Ethics of the Company adopted under Rule 17j-1.***

*	Filed herewith.

**	Incorporated by reference to Amendment No. 7 to GSC Investment Corp.’s Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007.

***	Incorporated by reference to Amendment No. 6 to GSC Investment Corp.’s Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007.

****	Incorporated by reference to Amendment No. 5 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on March 8, 2007.

*****	Incorporated by reference to Amendment No. 4 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007.

******	Incorporated by reference to Amendment No. 3 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on February 7, 2007.

*******	Incorporated by reference to Amendment No. 2 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007.

********	Incorporated by reference to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on December 1, 2006.

*********	Incorporated by reference to GSC Investment Corp’s Registration Statement on Form 8-A, File No. 001-333-76, filed on March 21, 2007.

Item 26.  Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statements is incorporated herein by reference.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions):

Amount

SEC registration fee	$17,642
NASD filing fee	$20,693
The New York Stock Exchange listing fee	$30,000
Accounting fees and expenses	$50,000
Legal fees and expenses	$678,165
Printing expenses	$200,000
Transfer Agent’s fee	$3,500
Total	$1,000,000

The amounts set forth above, except for the Securities and Exchange Commission, National Association of Securities Dealers, Inc. and the New York Stock Exchange listing fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control

The information contained under the heading “Control Persons and Principal Stockholders” is incorporated herein by reference.

Item 29.  Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common equity at March 21, 2007.

Number of
Title of Class	Record Holders

Common stock, par value $0.0001 per share	nine

Item 30.  Indemnification

The information contained under the heading “Description of Our Common Stock — Limitation on liability of directors and officers; indemnification and advance of expenses” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Prior to the completion of this offering, the Registrant will carry liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $50,000,000, subject to a $250,000 retention and the other terms thereof.

We have agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.  Business and Other Connections of Investment Adviser

The information contained under the heading “Certain Relationships — Certain Affiliations” is incorporated herein by reference.

Item 32.  Location of Accounts and Records

The Registrant will maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1) The Registrant, 12 East 49th Street, Suite 3200, New York, New York 10017

(2) The Custodian; and

(3) The Transfer Agent.

Item 33.  Management Services

The information contained under the heading “Management — Investment advisory and management agreement” is incorporated herein by reference.

Item 34.  Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of March 2007.

GSC INVESTMENT CORP.

/s/ Thomas V. Inglesby
Name: THOMAS V. INGLESBY

Title:	Director and Chief Executive Officer, GSC Investment Corp.

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Thomas V. Inglesby and Richard J. Allorto, Jr. and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard M. Hayden RICHARD M. HAYDEN	Chairman of the Board of Directors	March 23, 2007

/s/ Thomas V. Inglesby THOMAS V. INGLESBY	Director and Chief Executive Officer	March 23, 2007

/s/ Richard J. Allorto, Jr. RICHARD J. ALLORTO, JR.	Chief Financial Officer and Chief Accounting Officer	March 23, 2007

/s/ Robert F. Cummings, Jr. ROBERT F. CUMMINGS, JR.	Director	March 23, 2007

/s/ Peter K. Barker PETER K. BARKER	Director	March 23, 2007

/s/ Steven M. Looney STEVEN M. LOONEY	Director	March 23, 2007

/s/ Charles S. Whitman III CHARLES S. WHITMAN III	Director	March 23, 2007

/s/ G. Cabell Williams G. CABELL WILLIAMS	Director	March 23, 2007

INDEX OF EXHIBITS

Exhibit
Number		Description

a		Form of Charter of GSC Investment Corp.*********
b		Form of Bylaws of GSC Investment Corp.*********
c		Not applicable.
d	.1	Specimen certificate of GSC Investment Corp.’s common stock, par value $0.0001 per share.*********
d	.2	Form of Registration Rights Agreement dated , 2007 between GSC Investment Corp., GSC CDO III L.L.C., GSCP (NJ) L.P. and the investors party thereto.***
e		Form of Dividend Reinvestment Plan.*******
g		Form of Investment Advisory and Management Agreement dated , 2007 between GSC Investment LLC and GSCP (NJ) L.P.*******
h		Form of Underwriting Agreement dated , 2007 between GSC Investment Corp. and Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein.***
i	.	Not Applicable.
j		Form of Custodian Agreement dated , 2007 between GSC Investment LLC and .*******
k	.1	Form of Regulations of American Stock Transfer and Trust Company.***
k	.2	Form of Administration Agreement dated , 2007 between GSC Investment Corp. and GSCP (NJ) L.P.*
k	.3	Form of Trademark License Agreement dated , 2007 between GSC Investment Corp. and GSCP (NJ) L.P.******
k	.4	Contribution and Exchange Agreement dated October 17, 2006 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto.*******
k	.5	Portfolio Acquisition Agreement dated March 21, 2007 between GSC Investment Corp. and GSC Partners CDO Fund III, Limited.*******
k	.6	Form of Indemnification Agreement dated , 2007 between GSC Investment LLC and each officer and director of GSC Investment LLC.*******
k	.7	Form of Indemnification Agreement dated , 2007 between GSC Investment LLC and each investment committee member of GSCP (NJ) L.P.*******
k	.8	Collateral Management Agreement dated November 5, 2001 among GSC Partners CDO Fund III, Limited and GSCP (NJ), L.P.*****
k	.9	Amended and Restated Limited Partnership Agreement of GSC Partners CDO GP III, L.P. dated October 16, 2001.*****
k	.10	Amended and Restated Limited Partnership Agreement of GSC Partners CDO Investors III, L.P. dated August 27, 2001.*****
k	.11	Form of Amendment to the Contribution and Exchange Agreement dated , 2007 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto.**
k	.12	Form of Assignment and Assumption Agreement dated , 2007 among GSCP (NJ), L.P. and GSC Investment LLC.****
k	.13	Form of Notification of Fee Reimbursement dated , 2007.*
l		Opinion of Venable LLP, counsel to the Registrant.***
m	.	Not applicable.
n	.1	Consent of Thomas V. Inglesby pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.*******
n	.2	Consent of Richard M. Hayden pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.*******
n	.3	Consent of Robert F. Cummings, Jr. pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.*******

Exhibit
Number		Description

n	.4	Consent of Peter K. Barker pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.5	Consent of Steven M. Looney pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.6	Consent of Charles S. Whitman pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.7	Consent of G. Cabell Williams pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.***
n	.8	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.*
n	.9	Consent of Venable LLP, counsel to the Registrant (included in Exhibit l).***
n	.10	Consent of Valuation Research Corporation, Independent Valuation Firm.***
o		Not applicable.
p		Not applicable.
q		Not applicable.
rr		Code of Ethics of the Company adopted under Rule 17j-1.**

*	Filed herewith.

**	Incorporated by reference to Amendment No. 7 to GSC Investment Corp.’s Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007.

***	Incorporated by reference to Amendment No. 6 to GSC Investment Corp.’s Registration Statement on Form-N2, File No. 333-138051, filed on March 22, 2007.

****	Incorporated by reference to Amendment No. 5 to GSC Investment LLC.’s Registration Statement on Form N-2, File No. 333-138051, filed on March 8, 2007.

*****	Incorporated by reference to Amendment No. 4 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007.

******	Incorporated by reference to Amendment No. 3 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on February 7, 2007.

*******	Incorporated by reference to Amendment No. 2 to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007.

********	Incorporated by reference to GSC Investment LLC’s Registration Statement on Form N-2, File No. 333-138051, filed on December 1, 2006.

*********	Incorporated by reference to GSC Investment Corp’s Registration Statement on Form 8-A, File No. 001-333-76, filed on March 21, 2007.